UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06110

Western Asset Funds, Inc.

Name of Fund:

385 East Colorado Boulevard

Pasadena, CA 91101

Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason Wood Walker, Incorporated

100 Light Street

Baltimore, MD 21202.

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2005

Date of reporting period: March 31, 2005

Item 1 – Report to Shareholders

Western Asset Funds, Inc.

Western Asset Limited Duration Bond Portfolio

Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Plus Bond Portfolio

Western Asset Core Bond Portfolio

Western Asset Core Plus Bond Portfolio

Western Asset Inflation Indexed Plus Bond Portfolio

Western Asset High Yield Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio

Annual Report to Shareholders

March 31, 2005

Annual Report to Shareholders

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Commentary, April 2004-March 2005

Stronger-than-expected economic activity and a moderate tightening of monetary policy drove short- and intermediate-term yields substantially higher this past year, while bond yields held steady. The Fed increased short-term rates by 175 basis pointsA (“bps”), while 2-year Treasury yields rose 220 bps, 10-year yields rose 60 bps, and 30-year yields were relatively unchanged. We believe the stability of long-term interest rates in the face of rising inflation, a tighter Fed, and a second year of above-trend growth was indeed, as Fed Chairman Greenspan has noted, something of a conundrum. Non-U.S. fixed income markets generally performed better and with substantially less volatility. European and Japanese yields were flat to lower, as economic growth proved disappointing and inflation pressures remained mute. The Bank of England raised its target rate three times during the period, to 4.75%, while the European Central Bank and the Bank of Japan remained on hold at fairly accommodative levels. Credit spreads tightened, with spreads on lower-quality issuers and emerging market bonds narrowing as yield-starved investors found them increasingly attractive against a backdrop of supportive economic and policy fundamentals. Despite higher short-term yields and a flatter curve, spreads on mortgage-backed issues tightened as well, and we believe the mortgage-backed securities sector delivered good risk-adjusted performance overall. Treasury Inflation-Protected Securities (“TIPS”) enjoyed good relative performance as real yields rose less than nominal yields and inflation proved to be higher than expected. The dollar declined roughly 4% against a broad basket of currencies, and most commodity prices moved higher, led by the energy sector.

Performance Information

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods longer than one year represent average annual returns.

Western Asset Limited Duration Bond Portfolio

	Average Annual Total Return
	First Quarter 2005	One Year	Since InceptionB
Western Asset Limited Duration Bond Portfolio
Institutional Class	-0.12%	+0.69%	+1.59%
Merrill Lynch 1-3 Year Treasury IndexC	-0.26%	-0.35%	+0.53%

The impact of market conditions on the Fund’s performance was generally negative for the 12-month period ended March 31, 2005, since most interest rates rose. With strategies producing generally positive results, however, the Fund’s total return of 0.69% (net of expenses) exceeded that of its benchmark, the Merrill Lynch 1-3 Year Treasury Index, which recorded a total return of -0.35%. The biggest positive for performance came from an overweighting to BBB corporate securities, due to their higher yields and tighter spreads. Underweight duration exposure also contributed to performance as yields rose, and our expectation that the yield curve would flatten was rewarded as short-term yields rose more than intermediate-term yields. Moderate exposure to the mortgage-backed sector benefited from higher yields and a gradual tightening of spreads. Overweight exposure to TIPS made a modest contribution to returns as breakeven spreads widened and inflation came in higher than expectations.

A	100 basis points = 1%.
B	The Fund’s Institutional Class inception date is October 1, 2003. Index returns are for periods beginning September 30, 2003.
C	A subset of the Merrill Lynch Treasury Master Index, consisting of bonds with an outstanding par that is greater than or equal to $25 million and fixed rate coupons greater than 4.25%. The maturity range on these securities is from 1 to 3 years. The index does not incur fees and expenses and cannot be purchased directly by investors.

Annual Report to Shareholders

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE—Continued

Western Asset Intermediate Bond Portfolio

		Average Annual Total Returns
	First Quarter 2005	One Year	Five Years	Ten Years
Western Asset Intermediate Bond Portfolio
Institutional Class	-0.55%	+1.66%	+7.44%	+7.10%
Lehman Brothers Intermediate Government/Credit IndexD	-0.87%	-0.32%	+6.71%	+6.60%

The impact of market conditions on the Fund’s performance was generally negative for the 12-month period ended March 31, 2005, since most interest rates rose. With strategies producing generally positive results, however, the Fund’s total return of 1.66% (net of expenses) exceeded that of its benchmark, the Lehman Intermediate Government/Credit Index, which recorded a total return of -0.32%. The biggest positive for performance came from an overweighting to BBB corporate securities, due to their higher yields and tighter spreads. Underweight duration exposure contributed to performance as yields rose, and our expectation that the yield curve would flatten was rewarded as short- and intermediate-term yields rose much more than longer-term yields. Mortgage-backed sector exposure was overweight for most of the period, and this benefited from higher yields and a gradual tightening of spreads. Overweight exposure to TIPS made a modest contribution to returns as breakeven spreads widened and inflation came in higher than expectations.

Western Asset Intermediate Plus Bond Portfolio

	First Quarter 2005	Since InceptionE
Western Asset Intermediate Plus Bond Portfolio
Institutional Class	-0.73%	+1.81%
Lehman Brothers Intermediate Government/Credit IndexD	-0.87%	-0.32%

The impact of market conditions on the Fund’s performance was generally negative for the 12-month period ended March 31, 2005, since most interest rates rose. With strategies producing generally positive results, however, the Fund’s total return of 1.81% (net of expenses) exceeded that of its benchmark, the Lehman Intermediate Government/Credit Index, which recorded a total return of -0.32%. The biggest positive for performance came from an overweighting to BBB corporate securities, due to their higher yields and tighter spreads. Underweight duration exposure contributed to performance as yields rose, and our expectation that the yield curve would flatten was rewarded as short- and intermediate-term yields rose much more than longer-term yields. Overweight exposure to TIPS made a modest contribution to returns as breakeven spreads widened and inflation came in higher than expectations. Modest nondollar bond exposure added to returns since foreign yields fell, and our decision to leave currency exposure largely unhedged benefited from a weaker dollar. Modest exposure to high-yield and emerging-market debt also added significantly to returns as lower-quality spreads tightened more than higher-quality spreads.

D	The Lehman Brothers Intermediate Government/Credit Index is a market value-weighted index that tracks the daily price, coupon and total return performance of fixed-rate, publicly placed, dollar-denominated obligations. Issuers include the U.S. Treasury, U.S. Government agencies, quasi-federal corporations and corporations whose debt is guaranteed by the U.S. Government and has at least $100 million par amount outstanding and at least one year to maturity. The index does not incur fees and expenses and cannot be purchased directly by investors.
E	The Fund’s Institutional Class inception date is April 1, 2004. Index returns are for periods beginning March 31, 2004.

Annual Report to Shareholders

Western Asset Core Bond Portfolio

		Average Annual Total Returns
	First Quarter 2005	One Year	Five Years	Ten Years	Since InceptionF
Western Asset Core Bond Portfolio
Institutional Class	-0.92%	+1.68%	+8.12%	+7.72%	+8.47%
Financial Intermediary Class	-0.98%	+1.42%	+7.80%	N/A	+7.19%
Lehman Aggregate Bond IndexG	-0.48%	+1.15%	+7.14%	+7.14%	+7.69%

The impact of market conditions on the Fund’s performance was generally negative for the 12-month period ended March 31, 2005, since most interest rates rose. With strategies producing generally positive results, however, the Fund’s Institutional Class and Financial Intermediary Class total return of 1.68% and 1.42% (net of expenses), respectively, exceeded that of its benchmark, the Lehman Aggregate Bond Index, which recorded a total return of 1.15%. The biggest positive for performance came from an overweighting to intermediate BBB corporate securities, since spreads narrowed. Underweight duration exposure contributed to performance as yields rose, and our expectation that the yield curve would flatten was rewarded as short- and intermediate-term yields rose much more than longer-term yields. Mortgage-backed sector exposure was overweight for the first half of the period, and this benefited from a gradual tightening of spreads, but this was partially offset by a shift to an underweight exposure in the latter half of the period since spreads continued to narrow. Overweight exposure to TIPS made a modest contribution to returns as breakeven spreads widened and inflation came in higher than expectations.

Western Asset Core Plus Bond Portfolio

		Average Annual Total Returns
	First Quarter 2005	One Year	Three Years	Five Years	Since InceptionH
Western Asset Core Plus Bond Portfolio
Institutional Class	-0.55%	+4.01%	+8.25%	+8.94%	+7.28%
Financial Intermediary Class	-0.70%	+3.77%	+8.00%	N/A	+7.23%
Lehman Aggregate Bond IndexG	-0.48%	+1.15%	+5.99%	+7.14%	+6.15%

The impact of market conditions on the Fund’s performance was generally negative for the 12-month period ended March 31, 2005, since most interest rates rose. With strategies producing generally positive results, however, the Fund’s Institutional Class and Financial Intermediary Class total return of 4.01% and 3.77% (net of expenses), respectively, exceeded that of its benchmark, the Lehman Aggregate Bond Index, which recorded a total return of 1.15%. Underweight duration exposure contributed to performance as yields rose, and our expectation that the yield curve would flatten was rewarded as short- and intermediate-term yields rose much more than longer-term yields. Mortgage-backed sector exposure was overweight for the first half of the period, and this benefited from a gradual tightening of spreads, but this was partially offset by a shift to an underweight exposure in the latter half of the period since spreads continued to narrow. Overweight exposure to TIPS made a modest contribution to returns as breakeven spreads widened and inflation came in higher than expectations. Moderate nondollar exposure added significantly to returns since foreign yields fell, and our decision to leave currency exposure largely unhedged benefited from a weaker dollar. Moderately overweight exposure to BAA, high yield, and emerging market debt also added significantly to returns as lower-quality spreads tightened more than higher-quality spreads.

F	The Fund’s Institutional Class inception date is September 4, 1990. The Financial Intermediary Class inception date is July 22, 1999. Index returns are for periods beginning August 31, 1990 for the Institutional Class.
G	A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The index does not incur fees and expenses and cannot be purchased directly by investors.
H	The Fund’s Institutional Class inception date is July 8, 1998. The Financial Intermediary Class inception date is January 8, 2002. Index returns are for periods beginning June 30, 1998, for the Institutional Class. The index does not incur fees and expenses and cannot be purchased directly by investors.

Annual Report to Shareholders

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE—Continued

Western Asset Inflation Indexed Plus Bond Portfolio

		Average Annual Total Returns
	First Quarter 2005	One Year	Three Years	Since InceptionI
Western Asset Inflation Indexed Plus Bond Portfolio
Institutional Class	-0.50%	+3.27%	+10.25%	+8.70%
Lehman U.S. Treasury Inflation Notes IndexJ	-0.33%	+2.82%	+10.41%	+8.96%

The impact of market conditions on the Fund’s performance was mixed in the 12 months ended March 31, 2005, since most real yields rose—short-term real yields rose almost 100 basis pointsA (“bps”), 10-year real yields rose about 30 bps, but long-maturity real yields declined 5 bps—but the inflation adjustment on indexed bonds was greater than the 2.4% we expected at the beginning of the period, totaling 3.0%. With strategies producing generally positive results, the Fund’s total return of 3.27% (net of expenses) exceeded that of its benchmark, the Lehman U.S. Treasury Inflation Notes Index, which recorded a total return of 2.82%. Underweight duration exposure contributed to performance as yields rose, and our expectation that the yield curve would flatten was rewarded as short- and intermediate-term yields rose more than longer-term yields. Modest exposure to nondollar inflation-linked bonds added significantly to returns since foreign real yields rose by less than their domestic counterparts, and our decision to leave currency exposure largely unhedged benefited from a weaker dollar. Modest exposure to lower-quality corporate bonds and emerging-market debt also added to returns, thanks to higher yields and tighter spreads.

Western Asset High Yield Bond Portfolio

		Average Annual Total Returns
	First Quarter 2005	One Year	Three Years	Since InceptionK
Western Asset High Yield Bond Portfolio
Institutional Class	-1.32%	+7.81%	+9.23%	+9.67%
Lehman High Yield IndexL	-1.61%	+6.84%	+10.99%	+11.65%

For the 12-month period ended March 31, 2005, the Fund outperformed its benchmark, returning 7.81% (net of expenses) versus 6.84% for the Lehman High Yield (“Index”). The primary reason for the outperformance to the benchmark was due to the Fund’s overweighting to lower rated issues. In addition, our underweight to the airline and automotive sectors also contributed to performance. Our somewhat shorter duration position detracted from overall performance as the higher duration securities experienced markedly better performance. During the 12-month period the Fund maintained relative overweights to both the single-B and CCC-rated issues. In particular, CCC securities outperformed the Index, returning 11.61% for the last twelve months. The strategy of overweighting lower quality high yield securities was driven by an attempt to position the portfolio to benefit from an anticipated strong economic environment and continued improvement in issuer credit fundamentals. U.S. economic fundamentals have been quite positive for the past two years and strong productivity has created robust profit growth. Bottom-up credit fundamentals have continued to improve for most issuers, as evidenced by the falling default rates and lower leverage metrics for the market. While we are generally favorable regarding the market fundamentals, we are somewhat more cautious given the relatively tight valuations that are now present in the high yield market.

I	The Fund’s Institutional Class inception date is March 1, 2001. Index returns are for periods beginning February 28, 2001.
J	The Lehman U.S. Treasury Inflation Notes Index is an unmanaged index that measures the performance of intermediate (1 to 10 year) U.S. Treasury inflation-protected securities. The index does not incur fees and expenses and cannot be purchased directly by investors.
K	The Fund’s Institutional Class inception date is September 28, 2001. Index returns are for periods beginning September 30, 2001.
L	A market value-weighted index that tracks the daily price-only, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission. The index does not incur fees and expenses and cannot be purchased directly by investors.

Annual Report to Shareholders

Western Asset Non-U.S. Opportunity Bond Portfolio

Average Annual Total Returns
	First Quarter 2005	One Year	Three Years	Five Years	Since InceptionM
Western Asset Non-U.S. Opportunity Bond Portfolio
Institutional Class	+1.29%	+7.49%	+12.02%	+9.47%	+7.97%
Citigroup World Government
ex-U.S. Bond Index (Hedged)N	+1.24%	+4.72%	+5.18%	+5.71%	+5.78%

Global non-U.S. bond markets had positive returns and outperformed the U.S. over the 12-month period ended March 31, 2005. European bond yields fell across the curve and particularly at the long end, as the European Central Bank kept rates unchanged and investors sought to lock in higher yields at the longer end of the curve. Japanese bond yields rose only very modestly over the period but produced poor returns. With strategies producing generally positive results, the Fund’s total return of 7.49% (net of expenses) exceeded that of its benchmark, the Citigroup World Government ex-U.S. Bond Index (Hedged), which recorded a total return of 4.72%. Having no exposure to the Japanese bond market made a very positive contribution to returns, since they suffered from the worst performance. The portfolio’s overweight European duration and primary emphasis on longer-maturity euro-zone and euro-peripheral governments was also very positive as the curve flattened and the long end had the best returns. The portfolio’s moderate unhedged exposure to the euro and dollar-bloc currencies had a positive impact on performance since the dollar weakened over the period.

M	The Fund’s Institutional Class inception date is July 15, 1998. Index returns are for periods beginning July 31, 1998.
N	An index encompassing an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. The index does not incur fees and expenses and cannot be purchased directly by investors.

Annual Report to Shareholders

EXPENSE EXAMPLE

As a shareholder of any of the Funds, you incur ongoing costs, including management fees, service (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2004, and held through March 31, 2005.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/04	Ending Account Value 3/31/05	Expenses PaidA During the Period 10/1/04 to 3/31/05	Annualized Expense Ratio
Limited Duration Bond Portfolio Institutional Class:
Actual	$1,000.00	$1,004.20	$2.00	0.40%
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.02

Intermediate Bond Portfolio Institutional Class:
Actual	1,000.00	1,005.40	2.25	0.45%
Hypothetical (5% return before expenses)	1,000.00	1,022.69	2.27

Intermediate Plus Bond Portfolio Institutional Class:
Actual	1,000.00	1,005.60	2.25	0.45%
Hypothetical (5% return before expenses)	1,000.00	1,022.69	2.27

Core Bond Portfolio Institutional Class:
Actual	1,000.00	1,004.00	2.30	0.46%
Hypothetical (5% return before expenses)	1,000.00	1,022.64	2.32
Financial Intermediary Class:
Actual	1,000.00	1,001.80	3.59	0.72%
Hypothetical (5% return before expenses)	1,000.00	1,021.34	3.63

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365 (to reflect the one-half year period).

Annual Report to Shareholders

	Beginning Account Value 10/1/04	Ending Account Value 3/31/05	Expenses PaidA During the Period 10/1/04 to 3/31/05	Annualized Expense Ratio
Core Plus Bond Portfolio Institutional Class:
Actual	$1,000.00	$1,018.30	$2.26	0.45%
Hypothetical (5% return before expenses)	1,000.00	1,022.69	2.27
Financial Intermediary Class:
Actual	1,000.00	1,017.10	3.53	0.70%
Hypothetical (5% return before expenses)	1,000.00	1,021.43	3.54

Inflation Indexed Plus Bond Portfolio Institutional Class:
Actual	1,000.00	1,025.30	1.26	0.25%
Hypothetical (5% return before expenses)	1,000.00	1,023.68	1.26

High Yield Bond Portfolio Institutional Class:
Actual	1,000.00	1,029.70	3.14	0.62%
Hypothetical (5% return before expenses)	1,000.00	1,021.84	3.13

Non-U.S. Opportunity Bond Portfolio Institutional Class:
Actual	1,000.00	1,057.80	2.82	0.55%
Hypothetical (5% return before expenses)	1,000.00	1,022.19	2.77

Annual Report to Shareholders

PORTFOLIO COMPOSITION

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission (“SEC”) website (http://www.sec.gov) and may be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following tables show the portfolio composition (as a percentage of the portfolio) for each of the Funds:

Debt RatingsA	Limited Duration	Intermediate	Intermediate Plus	Core	Core Plus	Inflation Indexed Plus	High Yield	Non-U.S.
AAA	70.51%	53.16%	49.47%	78.80%	75.71%	92.42%	0.51%	70.25%
AA	1.23	1.84	1.12	0.33	1.76	0.96	—	10.84
A	9.97	14.62	12.80	3.33	2.98	1.66	—	0.43
BBB	16.31	26.62	29.99	13.10	10.20	1.15	1.89	—
BB	1.24	1.82	4.61	2.63	3.98	0.70	18.99	—
B	—	0.32	1.08	0.89	4.14	—	55.92	—
Below B	—	—	0.78	0.25	0.27	—	20.10	—
Not Rated	0.74	1.62	0.15	0.67	0.96	3.11	2.59	18.48

	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Maturity Schedule	Limited Duration	Intermediate	Intermediate Plus	Core	Core Plus	Inflation Indexed Plus	High Yield	Non-U.S.
Less than 1 Year	9.68%	5.51%	8.77%	17.14%	22.94%	0.39%	0.44%	25.04%
1 to 3 Years	29.25	22.02	32.36	14.36	12.11	12.15	1.79	—
3 to 5 Years	23.13	34.71	30.73	16.38	18.58	56.00	9.41	14.63
5 to 10 Years	8.37	23.16	15.56	10.16	14.25	—	76.37	39.96
10 to 20 Years	2.36	5.16	3.06	3.82	2.54	2.90	7.22	2.95
20 to 30 Years	20.75	8.44	7.46	14.33	23.72	27.31	4.39	17.42
More than 30 Years	6.46	1.00	2.06	23.81	5.86	1.25	0.38	—

	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

A	Source: Standard & Poor's.

Annual Report to Shareholders

PERFORMANCE INFORMATION

The graphs and tables on the following pages compare each Fund’s total returns against that of an appropriate broad-based securities market index. The lines illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market indices do not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

PERFORMANCE INFORMATION—Continued

Western Asset Limited Duration Bond Portfolio

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

A	Index returns are for periods beginning September 30, 2003.

Annual Report to Shareholders

Western Asset Intermediate Bond Portfolio

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

Annual Report to Shareholders

PERFORMANCE INFORMATION—Continued

Western Asset Intermediate Plus Bond Portfolio

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

Annual Report to Shareholders

Western Asset Core Bond Portfolio

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

Annual Report to Shareholders

PERFORMANCE INFORMATION—Continued

Western Asset Core Bond Portfolio

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

B	Index returns are for periods beginning July 31, 1999.

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

C	Index returns are for periods beginning June 30, 1998.

Annual Report to Shareholders

PERFORMANCE INFORMATION—Continued

Western Asset Core Plus Bond Portfolio

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

D	Index returns are for periods beginning December 31, 2001.

Annual Report to Shareholders

Western Asset Inflation Indexed Plus Bond Portfolio

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

E	Index returns are for periods beginning February 28, 2001.

Annual Report to Shareholders

PERFORMANCE INFORMATION—Continued

Western Asset High Yield Portfolio

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

F	Index returns are for periods beginning September 30, 2001.

Annual Report to Shareholders

Western Asset Non-U.S. Opportunity Bond Portfolio

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

G	Index returns are for periods beginning July 31, 1998.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

March 31, 2005

(Amounts in Thousands)

Western Asset Limited Duration Bond Portfolio

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	101.8%

Corporate Bonds and Notes	24.4%

Aerospace/Defense	0.3%
Northrop Grumman Corporation		4.079%	11/16/06	$100	$100

Banking and Finance	4.4%
Aspetuck Trust 2004-1		2.960%	10/17/05	290	290	A
Countrywide Home Loans, Inc.		3.050%	11/16/07	120	120	A
Ford Motor Credit Company		3.920%	9/28/07	380	371	A
General Motors Acceptance Corporation		3.610%	7/16/07	80	76	A
General Motors Acceptance Corporation		4.203%	9/23/08	330	301	A
HSBC Finance Corporation		3.080%	11/16/09	140	140	A
iStar Financial Inc.		3.300%	3/3/08	110	110	A
John Deere Capital Corporation		3.900%	1/15/08	120	118
Nissan Motor Acceptance Corporation		4.625%	3/8/10	90	89	B
SLM Corporation		2.900%	1/26/09	20	20	A

					1,635

Banks	0.3%
Wachovia Corporation		6.800%	6/1/05	120	121

Cable	0.8%
Comcast Cable Communications, Inc.		8.375%	5/1/07	10	11
Cox Communications, Inc.		3.550%	12/14/07	130	131	A,B
Tele-Communications, Inc.		7.250%	8/1/05	150	151

					293

Chemicals	0.3%
The Dow Chemical Company		7.000%	8/15/05	100	101

Computer Services and Systems	0.3%
Electronic Data Systems Corporation		7.125%	10/15/09	90	97

Diversified Financial Services	1.5%
Capital One Financial Corporation		4.738%	5/17/07	90	90
CIT Group Inc.		3.040%	5/18/07	110	110	A
General Electric Capital Corporation		2.980%	3/4/08	150	150	A
U.S. Bancorp		3.125%	3/15/08	130	126
Wells Fargo & Company		3.030%	3/3/06	100	100	A

					576

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Diversified Services	0.4%
Honeywell Incorporated		8.625%	4/15/06	$150	$157

Drug and Grocery Store Chains	0.1%
Safeway Inc.		3.213%	11/1/05	30	30	A

Electric	2.1%
American Electric Power Company, Inc.		6.125%	5/15/06	120	123
Appalachian Power Company		3.600%	5/15/08	150	146
DTE Energy Company		3.860%	6/1/07	165	165	A
FirstEnergy Corp.		5.500%	11/15/06	190	193
Southern California Edison Company		2.930%	1/13/06	60	60	A
Virginia Electric and Power Company		5.750%	3/31/06	110	112

					799

Energy	1.3%
Alabama Power Company		3.063%	8/25/09	50	50	A
Pacific Gas and Electric Company		3.600%	3/1/09	90	86
Progress Energy, Inc.		6.750%	3/1/06	110	113
Sempra Energy		4.621%	5/17/07	110	111
Sempra Energy		3.318%	5/21/08	90	90	A
TXU Energy Co.		3.420%	1/17/06	50	50	A,B

					500

Environmental Services	0.4%
Waste Management, Inc.		7.000%	10/15/06	135	141
Waste Management, Inc.		7.375%	8/1/10	10	11

					152

Food, Beverage and Tobacco	2.1%
Altria Group, Inc.		7.000%	7/15/05	100	101
Altria Group, Inc.		5.625%	11/4/08	220	226
General Mills, Inc.		6.449%	10/15/06	200	207
Kellogg Company		6.000%	4/1/06	130	133
Sara Lee Corporation		1.950%	6/15/06	120	117

					784

Investment Banking/Brokerage	1.6%
J.P. Morgan Chase & Co.		3.120%	5/20/05	100	100	A
J.P. Morgan Chase & Co.		2.750%	10/2/09	120	120	A
Lehman Brothers Holdings Inc.		3.200%	11/10/09	130	130	A

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Investment Banking/Brokerage—Continued
Morgan Stanley		2.940%	1/15/10	$100	$101	A
The Bear Stearns Companies Inc.		3.230%	9/9/09	150	150	A

					601

Media	2.0%
Clear Channel Communications, Inc.		3.125%	2/1/07	80	78
Liberty Media Corporation		7.875%	7/15/09	320	345
News America Incorporated		6.625%	1/9/08	100	105
Time Warner Inc.		6.125%	4/15/06	70	71
Viacom Inc.		5.625%	5/1/07	160	164

					763

Medical Care Facilities	0.1%
HCA, Inc.		6.910%	6/15/05	30	30

Oil and Gas	1.7%
Amerada Hess Corporation		7.375%	10/1/09	120	132
Anadarko Petroleum Corporation		3.250%	5/1/08	90	87
Ocean Energy Inc.		4.375%	10/1/07	80	80
Pemex Project Funding Master Trust		8.500%	2/15/08	50	54
Pemex Project Funding Master Trust		4.310%	6/15/10	140	143	A,B
Tosco Corporation		7.625%	5/15/06	115	119

					615

Paper and Forest Products	0.6%
International Paper Company		3.800%	4/1/08	80	78
MeadWestvaco Corporation		8.400%	6/1/07	130	141

					219

Retail	0.3%
Target Corporation		5.400%	10/1/08	110	113

Special Purpose	1.9%
American Honda Finance Corporation		3.850%	11/6/08	34	33	B
DaimlerChrysler NA Holding Corporation		3.450%	9/10/07	340	341	A
Sprint Capital Corporation		6.000%	1/15/07	300	308
Verizon Wireless Capital LLC		2.930%	5/23/05	50	50

					732

Telecommunications (Cellular/Wireless)	1.6%
ALLTEL Corporation		4.656%	5/17/07	310	312

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Telecommunications (Cellular/Wireless)—Continued
New Cingular Wireless Services Inc.		7.350%	3/1/06	$120	$124
Motorola, Inc.		4.608%	11/16/07	170	170

					606

Telecommunications Equipment	0.3%
New York Telephone		6.000%	4/15/08	120	124

Total Corporate Bonds and Notes (Identified Cost—$9,245)					9,148
Asset-Backed Securities	21.3%

Fixed Rate Securities	5.8%
ACE Securities Corp. 2003-MH1		2.200%	8/15/30	114	114	B
Aesop Funding II LLC 1998-1		6.140%	5/20/06	83	83	B
AmeriCredit Automobile Receivables Trust 2001-C		5.010%	7/14/08	381	384
AmeriCredit Automobile Receivables Trust 2003-BX		2.720%	1/6/10	400	394
Capital One Auto Finance Trust 2001-B A4		4.880%	9/15/08	250	252
Capital One Auto Finance Trust 2002-B		2.710%	10/16/06	56	56
Hyundai Auto Receivables Trust 2002-A		2.800%	2/15/07	97	97	B
Onyx Acceptance Owner Trust 2002-D		3.100%	7/15/09	138	136
UCFC Home Equity Loan 1998-D		6.905%	4/15/30	140	142
UPFC Auto Receivables Trust 2004-A		3.270%	9/15/10	500	492
Vanderbilt Mortgage Finance 2001-C		4.235%	8/7/14	13	13

					2,163

Indexed SecuritiesA	14.9%
AmeriCredit Automobile Loan Trust 2003-BX		3.126%	1/6/10	30	30
AQ Finance Nim Trust 2003-N13		3.080%	12/25/08	68	68B
Bayview Financial Acquisition Trust 2004-C A1		3.090%	5/28/44	334	335
Centex Home Equity 2002-D		3.290%	12/25/32	30	30
Chase Credit Card Master Trust 2002-2		3.710%	7/16/07	100	100
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-4		3.220%	10/25/32	68	68
Chesapeake Funding LLC 2003-1		2.996%	8/7/08	274	274
Citibank Credit Card Issuance Trust 2000-C2		3.310%	10/15/07	90	90
Citibank Credit Card Issuance Trust 2002-C3		4.150%	12/15/09	160	164
Countrywide Asset-Backed Certificates 2000-4		3.090%	12/25/31	87	87
Countrywide Asset-Backed Certificates 2001-4		3.190%	4/25/32	45	45
Countrywide Asset-Backed Certificates 2002-3		3.220%	5/25/32	36	36
Countrywide Home Equity Loan Trust 2002-C		3.050%	5/15/28	76	76
Countrywide Home Equity Loan Trust 2004-J		3.100%	12/15/33	338	338

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities—Continued

Indexed Securities—Continued
Countrywide Home Equity Loan Trust 2004-O		3.090%	2/15/34	$345	$346
EQCC Trust 2002-1		3.150%	11/25/31	79	80
First North American National Bank 2003-A		3.290%	5/16/11	220	221
Fremont Home Loan Trust 2004-C		3.120%	1/25/32	312	313
GSAA Home Equity Trust 2004-9		3.230%	9/25/34	431	432
Irwin Home Equity Trust 2003-A		3.350%	10/25/27	40	41
Metris Master Trust 2002-3A		3.150%	5/20/09	490	490
Navistar Financial 2003-B Owner Trust		3.010%	4/15/08	200	200
New Century Home Equity Loan Trust 2001-NC1		3.140%	6/20/31	31	31
Providian Gateway Master Trust 2002-B		3.510%	6/15/09	500	502	B
Rental Car Finance Corporation 2004-1A		3.050%	6/25/09	500	500	B
Residential Asset Securities Corporation 1999-KS1		3.125%	3/25/29	121	121
Structured Asset Securities Corporation 2002-BC1 A1		3.350%	8/25/32	38	38
Superior Wholesale Inventory Financing Trust 2004-A10		2.910%	9/15/11	500	501

					5,557

Variable Rate SecuritiesC	0.6%
Structured Asset Securities Corporation 2004-SC1 A		8.940%	12/25/29	220	236B

Total Asset-Backed Securities (Identified Cost—$7,981)					7,956
Mortgage-Backed Securities	11.3%

Fixed Rate Securities	1.5%
Asset Securitization Corporation 1996-D2		6.920%	2/14/29	131	134
Bank of America Mortgage Securities 2003-D		4.569%	5/25/33	280	277
Countrywide Alternative Loan Trust 2004-J1 1A1		6.000%	2/25/34	88	90
Residential Asset Mortgage Products, Inc. 2004-SL2 A4		8.500%	10/25/31	70	73

					574

Indexed SecuritiesA	6.7%
Bear Stearns Commercial Mortgage Securities Incorporated 2004-ESA A1		3.020%	5/14/16	250	250	B
Crusade Global Trust 2003-2		3.230%	9/18/34	131	132
Granite Mortgages PLC 2003-1		2.860%	1/20/20	282	282
Holmes Financing plc Series 6		2.830%	4/15/08	300	300
Impac CMB Trust 2002-8		3.310%	3/25/33	87	87
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2003-FL2A		4.381%	11/15/16	134	135	B
Medallion Trust 2000-2G		3.240%	12/18/31	138	138
Medallion Trust 2003-1G		3.240%	12/21/33	125	125

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Merrill Lynch Mortgage Investor, Inc. 2004-SL1		3.110%	4/25/35	$110	$110
MLCC Mortgage Investors, Inc. 2003-H		3.962%	1/25/29	131	135
Morgan Stanley Dean Witter Capital I Trust 2001-XLF		3.296%	10/7/13	58	58	B
Residential Asset Mortgage Products, Inc. 2002-RS6		3.300%	11/25/32	105	105
Residential Asset Mortgage Products, Inc. 2004-SL1		4.350%	10/25/31	400	426
Sequoia Mortgage Trust 2003-2 A2		2.541%	6/20/33	160	159
Torrens Trust 2000-1GA		3.070%	7/15/31	62	62	B

					2,504

Variable Rate SecuritiesC	3.1%
Banc of America Funding Corporation 2004-B		4.273%	12/20/34	356	357
Bear Stearns ARM Trust 2004-10		4.672%	1/25/35	175	175
Countrywide Alternative Loan Trust 2004-33		4.994%	12/25/34	91	92
Countrywide Alternative Loan Trust 2004-33		5.113%	12/25/34	201	202
J.P. Morgan Mortgage Trust 2003-A1		4.383%	10/25/33	330	315

					1,141

Total Mortgage-Backed Securities (Identified Cost—$4,257)					4,219
U.S. Government and Agency Obligations	30.0%

Fixed Rate Securities	20.8%
Fannie Mae		2.800%	3/1/19	260	258	D
Federal Home Loan Bank		2.500%	3/30/06	870	859
Federal Home Loan Bank		3.250%	7/21/06	860	854
Federal Home Loan Bank		3.125%	9/15/06	450	445
Federal Home Loan Bank		3.625%	11/14/08	175	171
United States Treasury Notes		3.125%	1/31/07	3,000	2,966
United States Treasury Notes		3.000%	11/15/07	110	108
United States Treasury Notes		3.375%	9/15/09	1,500	1,454
United States Treasury Notes		3.500%	11/15/09	80	78
United States Treasury Notes		3.625%	1/15/10	560	546
United States Treasury Notes		4.000%	3/15/10	2	2
United States Treasury Notes		4.250%	11/15/14	40	39

					7,780

Indexed SecuritiesE	9.2%
United States Treasury Inflation-Protected Security		3.625%	1/15/08	1,121	1,206
United States Treasury Inflation-Protected Security		0.875%	4/15/10	594	581
United States Treasury Inflation-Protected Security		3.000%	7/15/12	753	829

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government and Agency Obligations—Continued

Indexed Securities—Continued
United States Treasury Inflation-Protected Security		2.000%	7/15/14	$384	$392
United States Treasury Inflation-Protected Security		3.875%	4/15/29	313	431

					3,439

Total U.S. Government and Agency Obligations (Identified Cost—$11,280)					11,219
U.S. Government Agency Mortgage-Backed Securities	8.9%

Fixed Rate Securities	3.5%
Fannie Mae		6.000%	4/1/35	1,150	1,175	F
Government National Mortgage Association		5.000%	4/1/35	130	128	F

					1,303

Indexed SecuritiesA	5.4%
Fannie Mae		4.224%	12/1/34	198	195
Fannie Mae		4.262%	12/1/34	195	192
Fannie Mae		4.332%	1/1/35	199	196
Fannie Mae		4.885%	1/1/35	398	399
Fannie Mae		4.550%	3/1/35	399	397
Freddie Mac		4.368%	12/1/34	99	97
Freddie Mac		4.088%	1/1/35	67	66
Freddie Mac		4.104%	1/1/35	120	117
Freddie Mac		4.511%	1/1/35	393	389

					2,048

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$3,393)					3,351
Yankee BondsG	3.8%

Banks	0.2%
The Korea Development Bank		4.750%	7/20/09	70	69

Foreign Governments	0.5%
Russian Federation		8.250%	3/31/10	60	65
Russian Federation		8.250%	3/31/10	130	140	B

					205

Manufacturing (Diversified)	0.5%
Tyco International Group SA		4.436%	6/15/07	200	200	B

Retail	0.4%
Wal-Mart Stores Canada, Inc.		5.580%	5/1/06	140	142	B

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Yankee Bonds—Continued

Special Purpose	0.9%
BP Capital Markets Plc		2.750%	12/29/06	$100		$98
Deutsche Telekom International Finance BV		8.250%	6/15/05	150		152
Diageo Capital Plc		3.375%	3/20/08	100		97

						347

Telecommunications	1.3%
British Telecommunications plc		7.875%	12/15/05	120		124
Telecom Italia Capital		4.000%	1/15/10	160		153	B
Telefonos de Mexico SA de CV (Telmex)		8.250%	1/26/06	190		196

						473

Total Yankee Bonds (Identified Cost—$1,456)						1,436
Preferred Stocks	2.1%
Fannie Mae		7.000%		14	shs	785	A

Total Preferred Stocks (Identified Cost—$792)						785

Total Long-Term Securities (Identified Cost—$38,404)						38,114
Short-Term Securities	2.5%

U.S. Government and Agency Obligations	0.3%
Fannie Mae		0.000%	4/1/05	$20		20	H,I
Fannie Mae		0.000%	4/1/05	30		30	H,I
Fannie Mae		0.000%	6/29/05	50		50	H

						100

Repurchase Agreements	2.2%
Goldman, Sachs & Company 2.8%, dated 3/31/05, to be repurchased at $831 on 4/1/05 (Collateral: $855 Federal Home Loan bonds, 4.0%, due 3/10/08, value $852)				831		831

Total Short-Term Securities (Identified Cost—$931)						931
Total Investments (Identified Cost—$39,335)	104.3%					39,045
Other Assets Less Liabilities	(4.3)%					(1,619)

Net Assets	100.0%					$37,426

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	EXPIRATION DATE	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedJ
Eurodollar Futures	September 2005	6	$(15)
U.S. Treasury Note Futures	June 2005	10	(7)

			$(22)

Futures Contracts WrittenJ
U.S. Treasury Note Futures	June 2005	17	$10

A	Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”) or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2005.
B	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 8.6% of net assets.
[c]	The coupon rates shown on variable securities are the rates at March 31, 2005. These rates vary with the weighted average coupon of the underlying loans.
D	Stepped coupon security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
E	Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily or monthly in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
F	When-issued security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
G	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
H	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
I	All or a portion of this security is collateral to cover futures contracts.
J	Futures are discussed in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

March 31, 2005

(Amounts in Thousands)

Western Asset Intermediate Bond Portfolio

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	96.0%

Corporate Bonds and Notes	40.4%

Aerospace/Defense	1.0%
Northrop Grumman Corporation		4.079%	11/16/06	$2,120	$2,117
Raytheon Company		6.750%	8/15/07	1,032	1,086
Systems 2001 Asset Trust		6.664%	9/15/13	1,593	1,727	A
United Technologies Corporation		6.350%	3/1/11	1,280	1,381

					6,311

Automotive	0.4%
General Motors Corporation		8.375%	7/15/33	2,710	2,319	B

Banking and Finance	5.1%
Aspetuck Trust 2004-1		2.960%	10/17/05	4,000	3,999C
Boeing Capital Corporation		6.350%	11/15/07	1,530	1,599	B
Caterpillar Financial Services		3.450%	1/15/09	1,700	1,632	B
Countrywide Home Loans, Inc.		3.050%	11/16/07	1,970	1,972	C
Ford Motor Credit Company		3.920%	9/28/07	11,730	11,439	C
General Motors Acceptance Corporation		3.695%	5/18/06	1,500	1,468	C
General Motors Acceptance Corporation		3.560%	1/16/07	2,570	2,462	C
General Motors Acceptance Corporation		3.610%	7/16/07	1,420	1,338	C
General Motors Acceptance Corporation		6.125%	8/28/07	805	785	B
General Motors Acceptance Corporation		4.203%	9/23/08	1,150	1,050	C
General Motors Acceptance Corporation		6.750%	12/1/14	2,420	2,090	B
HSBC Finance Corporation		3.080%	11/16/09	1,080	1,084	C
Nissan Motor Acceptance Corporation		4.625%	3/8/10	1,540	1,518	A
SLM Corporation		2.900%	1/26/09	1,430	1,432	C

					33,868

Banks	0.9%
U.S. Bank NA		2.870%	2/1/07	1,410	1,382
Wachovia Corporation		3.625%	2/17/09	1,900	1,839	B
Washington Mutual Bank, FA		3.310%	1/15/15	2,790	2,830	C

					6,051

Cable	1.2%
Comcast Cable Communications, Inc.		8.375%	5/1/07	1,674	1,803
Comcast MO of Delaware Inc.		8.875%	9/15/05	3,096	3,164
Cox Communications, Inc.		3.550%	12/14/07	2,860	2,877	A,C
TCI Communications, Inc.		8.000%	8/1/05	220	223

					8,067

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Chemicals	0.3%
Rohm and Haas Company		7.400%	7/15/09	$342	$379	B
The Dow Chemical Company		5.750%	12/15/08	760	789
The Dow Chemical Company		6.000%	10/1/12	1,000	1,066

					2,234

Computer Services and Systems	0.4%
Electronic Data Systems Corporation		7.125%	10/15/09	2,360	2,537	B

Diversified Financial Services	1.9%
Capital One Bank		4.250%	12/1/08	2,030	1,995
Capital One Financial Corporation		4.738%	5/17/07	410	412
CIT Group Inc.		3.040%	5/18/07	3,170	3,175	C
General Electric Capital Corporation		2.980%	3/4/08	3,740	3,737	B,C
U.S. Bancorp		3.125%	3/15/08	1,500	1,449
Wells Fargo & Company		3.110%	9/15/09	1,570	1,571	C

					12,339

Drug and Grocery Store Chains	0.3%
Safeway Inc.		3.213%	11/1/05	740	741	C
The Kroger Co.		6.200%	6/15/12	1,090	1,152

					1,893

Electric	2.8%
American Electric Power Company, Inc.		6.125%	5/15/06	1,830	1,871
Appalachian Power Company		3.600%	5/15/08	3,350	3,251
Carolina Power & Light Company		5.950%	3/1/09	1,175	1,226
Commonwealth Edison Company		6.150%	3/15/12	325	351
Dominion Resources, Inc.		4.125%	2/15/08	490	485
Dominion Resources, Inc.		5.700%	9/17/12	2,220	2,302
DTE Energy Company		3.860%	6/1/07	1,480	1,484	C
FirstEnergy Corp.		6.450%	11/15/11	2,600	2,743
Niagara Mohawk Power Corporation		7.750%	10/1/08	2,150	2,375
The Cleveland Electric Illuminating Company		5.650%	12/15/13	2,115	2,152

					18,240

Energy	2.7%
Alabama Power Company		3.063%	8/25/09	1,400	1,400	C
Duke Energy Corporation		3.750%	3/5/08	1,080	1,060
Duke Energy Corporation		6.250%	1/15/12	1,330	1,415
Exelon Corporation		6.750%	5/1/11	2,200	2,394
MidAmerican Energy Holdings Company		5.875%	10/1/12	1,020	1,059

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Energy—Continued
Pacific Gas and Electric Company		3.600%	3/1/09	$2,850	$2,743
Progress Energy, Inc.		5.850%	10/30/08	1,250	1,292
Progress Energy, Inc.		7.100%	3/1/11	1,650	1,810
Sempra Energy		4.621%	5/17/07	1,730	1,737
Sempra Energy		3.318%	5/21/08	1,930	1,935	C
TXU Energy Co.		3.420%	1/17/06	950	950	A,C

					17,795

Environmental Services	0.7%
Waste Management, Inc.		6.875%	5/15/09	2,000	2,152
Waste Management, Inc.		7.375%	8/1/10	2,480	2,764

					4,916

Food, Beverage and Tobacco	2.4%
Altria Group, Inc.		7.000%	7/15/05	2,000	2,018
Altria Group, Inc.		6.950%	6/1/06	1,390	1,431
Altria Group, Inc.		5.625%	11/4/08	3,000	3,086	B
General Mills, Inc.		6.449%	10/15/06	3,000	3,104
Kraft Foods Inc.		5.625%	11/1/11	1,750	1,816
Pepsi Bottling Holdings Inc.		5.625%	2/17/09	2,441	2,540	A
Sara Lee Corporation		2.750%	6/15/08	2,050	1,953

					15,948

Gas and Pipeline Utilities	0.6%
Kinder Morgan Energy Partners, L.P.		7.500%	11/1/10	1,630	1,817
The Williams Companies, Inc.		8.125%	3/15/12	1,900	2,080

					3,897

Health Care	0.3%
WellPoint Inc.		3.750%	12/14/07	2,100	2,061	A

Insurance	0.3%
ACE INA Holdings Inc.		8.300%	8/15/06	1,610	1,692

Investment Banking/Brokerage	4.5%
Credit Suisse First Boston USA		6.125%	11/15/11	2,220	2,355
J.P. Morgan & Co. Incorporated		5.342%	2/15/12	2,190	2,421	C
J.P. Morgan Chase & Co.		2.750%	10/2/09	6,080	6,094	C
J.P. Morgan Chase Capital XIII		4.040%	9/30/34	150	149	C
Lehman Brothers Holdings Inc.		3.021%	11/10/09	4,660	4,671	C
Merrill Lynch & Co. Inc.		2.990%	2/5/10	2,880	2,882	C

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Investment Banking/Brokerage—Continued
Morgan Stanley		2.940%	1/15/10	$5,600	$5,626	C
The Bear Stearns Companies Inc.		2.875%	7/2/08	1,380	1,309
The Bear Stearns Companies Inc.		3.230%	9/9/09	1,140	1,143	B,C
The Goldman Sachs Group, Inc.		3.120%	3/2/10	3,260	3,259	B,C

					29,909

Investment Management	0.4%
Dryden Investor Trust		7.157%	7/23/08	2,333	2,437	A

Media	2.4%
Cox Enterprises, Inc.		8.000%	2/15/07	1,150	1,212	A
Liberty Media Corporation		7.875%	7/15/09	6,070	6,570
News America Incorporated		6.625%	1/9/08	3,124	3,282	B
Time Warner Inc.		6.875%	5/1/12	1,740	1,900	B
Turner Broadcasting System, Inc.		8.375%	7/1/13	1,830	2,179
Viacom Inc.		5.625%	8/15/12	730	739	B

					15,882

Medical Care Facilities	0.3%
HCA, Inc.		8.750%	9/1/10	1,705	1,917

Oil and Gas	3.4%
Amerada Hess Corporation		7.375%	10/1/09	2,440	2,676
Anadarko Petroleum Corporation		3.250%	5/1/08	2,820	2,721
ConocoPhillips		4.750%	10/15/12	1,510	1,500	B
Occidental Petroleum Corporation		7.375%	11/15/08	2,370	2,591
Panhandle Eastern Pipe Line Company		4.800%	8/15/08	315	315
Pemex Project Funding Master Trust		8.500%	2/15/08	1,000	1,087
Pemex Project Funding Master Trust		4.310%	6/15/10	5,680	5,794	A,C
Sonat Inc.		7.625%	7/15/11	4,880	4,819
XTO Energy, Inc.		7.500%	4/15/12	1,060	1,214

					22,717

Paper and Forest Products	0.8%
International Paper Company		3.800%	4/1/08	1,420	1,392
International Paper Company		6.750%	9/1/11	1,000	1,096
Willamette Industries, Inc.		7.125%	7/22/13	2,270	2,502

					4,990

Retail	0.1%
Wal-Mart Stores, Inc.		3.375%	10/1/08	600	581	B

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Special Purpose	4.1%
Conoco Funding Company		5.450%	10/15/06	$733	$749
DaimlerChrysler NA Holding Corporation		3.450%	9/10/07	6,070	6,077	C
DaimlerChrysler NA Holding Corporation		7.300%	1/15/12	2,170	2,366
Devon Financing Corporation ULC		6.875%	9/30/11	2,500	2,753
National Rural Utilities Cooperative Finance Corporation		3.875%	2/15/08	1,160	1,142	B
Sprint Capital Corporation		4.780%	8/17/06	1,970	1,982	D
Sprint Capital Corporation		6.125%	11/15/08	1,390	1,453
Sprint Capital Corporation		8.375%	3/15/12	4,540	5,306
Verizon Global Funding Corp.		7.250%	12/1/10	5,000	5,549

					27,377

Telecommunications	0.3%
Pacific Bell		6.125%	2/15/08	1,800	1,874

Telecommunications (Cellular/Wireless)	1.8%
ALLTEL Corporation		4.656%	5/17/07	5,410	5,443
Motorola, Inc.		4.608%	11/16/07	1,570	1,574	B
New Cingular Wireless Services Inc.		7.350%	3/1/06	500	515	B
New Cingular Wireless Services Inc.		7.500%	5/1/07	1,690	1,797
New Cingular Wireless Services Inc.		8.125%	5/1/12	2,304	2,692

					12,021

Transportation	1.0%
Continental Airlines, Inc.		6.545%	2/2/19	1,318	1,285
Delta Air Lines, Inc.		6.619%	3/18/11	503	483
Delta Air Lines, Inc.		6.718%	7/2/24	2,393	2,489
U.S. Airways		6.850%	1/30/18	1,299	1,298
Union Pacific Corporation		7.250%	11/1/08	250	272
Union Pacific Corporation		6.650%	1/15/11	1,000	1,085

					6,912

Total Corporate Bonds and Notes (Identified Cost—$267,600)					266,785
Asset-Backed Securities	5.8%

Fixed Rate Securities	1.2%
ABFS Mortgage Loan Trust 2002-3		4.263%	9/15/33	2,161	2,164
Conseco Finance Securitizations Corp. 2000-4		8.310%	5/1/32	800	672
Green Tree Financial Corporation 1994-6		8.900%	1/15/20	3,800	4,060
Mego Mortgage Home Loan Trust 1996-2		7.275%	8/25/17	43	42

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities—Continued

Fixed Rate Securities—Continued
UCFC Home Equity Loan 1998-D		6.905%	4/15/30	$790	$803
WFS Financial Owner Trust 2002-2		3.810%	2/20/07	285	285

					8,026

Indexed SecuritiesC	4.4%
AFC Home Equity Loan Trust 2003-3		3.200%	10/25/30	2,491	2,494	A
Amresco Residential Securities Mortgage Loan Trust 1998-2		3.675%	6/25/28	452	452
Capital One Auto Finance Trust 2003-A		2.970%	10/15/07	3,590	3,592
CNH Equipment Trust 2003-A		2.990%	7/16/07	4,149	4,150
Countrywide Asset-Backed Certificates 2002-BC1		3.180%	4/25/32	1,577	1,579
Household Home Equity Loan Trust 2002-3		3.300%	7/20/32	1,826	1,829
IndyMac Home Equity Loan Asset-Backed Trust 2001-A		3.110%	3/25/31	1,223	1,223
MMCA Automobile Trust 2002-1		3.090%	1/15/10	541	541
Morgan Stanley ABS Capital I 2003-NC8 A2		3.210%	9/25/33	2,176	2,185
MSDWCC HELOC Trust 2003-1		3.120%	11/25/15	3,198	3,211
Paragon Hotel Finance Company 2003-CTF		4.310%	11/15/13	100	101	A
Residential Asset Securities Corporation 2003-KS1		3.220%	1/25/33	2,050	2,057
Sovereign Dealer Floor Plan Master LLC 2000-1A		3.060%	10/15/07	5,500	5,504	A

					28,918

Stripped Securities	0.2%
ACA CDS 2002-1, Ltd.		5.484%	7/15/08	7,600	684	E1
Oakwood Mortgage Investors Inc. 2001-C		6.000%	5/15/08	4,687	630	E1

					1,314

Total Asset-Backed Securities (Identified Cost—$38,374)					38,258
Mortgage-Backed Securities	4.5%

Fixed Rate Securities	1.9%
Asset Securitization Corporation 1996-D2		6.920%	2/14/29	821	839
Banc of America Funding Corporation 2005-B		5.147%	4/25/35	4,090	4,139
Fannie Mae Grantor Trust 2002-T3		5.763%	12/25/11	3,830	4,051
GMAC Commercial Mortgage Securities Inc. 1998-C1		6.700%	5/15/30	1,000	1,054
GMAC Commercial Mortgage Securities Inc. 1998-C2		6.150%	5/15/35	354	354
Merrill Lynch Mortgage Investors, Inc. 1998-C1		6.310%	11/15/26	443	449
Nomura Asset Securities Corporation 1996-MD5		7.120%	4/13/39	1,500	1,546
Ocwen Residential MBS Corporation 1998-R1		7.000%	10/25/40	387	390	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Wells Fargo Mortgage Backed Securities Trust 2002-18		5.500%	12/25/32	$253	$253

					13,075

Indexed SecuritiesC	2.1%
Commercial Mortgage Pass-Through Certificates 2002-FL 7		3.160%	11/15/14	847	847	A
Countrywide Home Loans 2003-49		3.697%	12/19/33	1,000	972
Credit Suisse First Boston Mortgage Securities Corp. 2003-TFLA1		3.080%	4/15/13	2,667	2,667	A
Impac CMB Trust 2002-5		3.590%	7/25/32	1,318	1,319
Impac CMB Trust 2003-12		3.230%	12/25/33	3,428	3,436
Wells Fargo Mortgage Backed Securities Trust 2004-S		3.541%	9/25/34	4,350	4,164

					13,405

Stripped Securities	N.M.
FFCA Secured Lending Corporation 1997-1		0.370%	2/18/22	844	9	A,E1

Variable Rate SecuritiesF	0.5%
Countrywide Home Loans 2004-20		4.389%	9/25/34	3,236	3,270

Total Mortgage-Backed Securities (Identified Cost—$30,391)					29,759
U.S. Government and Agency Obligations	35.0%

Fixed Rate Securities	27.4%
Fannie Mae		7.250%	1/15/10	200	223
Fannie Mae		6.125%	3/15/12	3,160	3,419
Fannie Mae		4.375%	3/15/13	3,540	3,449
Fannie Mae		4.625%	5/1/13	290	281
Fannie Mae		5.125%	1/2/14	1,300	1,300
Fannie Mae		5.000%	4/15/15	5,920	5,966
Federal Home Loan Bank		3.125%	9/15/06	6,000	5,938
Federal Home Loan Bank		5.800%	3/30/09	600	633
Freddie Mac		3.625%	2/15/08	2,460	2,424	B
Freddie Mac		4.500%	1/15/13	2,450	2,409
Overseas Private Investment Corporation		7.740%	8/15/07	3,000	3,190
Tennessee Valley Authority		5.625%	1/18/11	460	483
Tennessee Valley Authority		6.790%	5/23/12	5,430	6,116
United States Treasury Notes		2.375%	8/15/06	30	30	B
United States Treasury Notes		2.500%	9/30/06	3,040	2,988	B

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government and Agency Obligations—Continued

Fixed Rate Securities—Continued
United States Treasury Notes		2.500%	10/31/06	$3,640	$3,574
United States Treasury Notes		2.250%	2/15/07	2,370	2,306	B
United States Treasury Notes		3.125%	5/15/07	3,860	3,805	B
United States Treasury Notes		4.375%	5/15/07	980	991	B
United States Treasury Notes		6.625%	5/15/07	2,290	2,420	B
United States Treasury Notes		2.750%	8/15/07	520	507	B
United States Treasury Notes		2.625%	5/15/08	26,610	25,562	B
United States Treasury Notes		4.000%	6/15/09	10,000	9,958	B
United States Treasury Notes		3.625%	1/15/10	72,630	70,891	B
United States Treasury Notes		3.500%	2/15/10	11,550	11,210	B
United States Treasury Notes		4.250%	11/15/14	8,020	7,854	B
United States Treasury Notes		4.000%	2/15/15	3,108	2,986	B

					180,913

Indexed SecuritiesG	7.1%
United States Treasury Inflation-Protected Security		3.625%	1/15/08	13,704	14,738	B
United States Treasury Inflation-Protected Security		0.875%	4/15/10	7,912	7,739	B
United States Treasury Inflation-Protected Security		3.000%	7/15/12	1,495	1,646	B
United States Treasury Inflation-Protected Security		1.875%	7/15/13	727	739
United States Treasury Inflation-Protected Security		2.000%	7/15/14	11,350	11,593	B
United States Treasury Inflation-Protected Security		2.375%	1/15/25	9,823	10,566

					47,021

Stripped Securities	0.5%
United States Treasury Bonds		0.000%	2/15/23	7,150	2,937	E2

Total U.S. Government and Agency Obligations (Identified Cost—$233,630)					230,871
U.S. Government Agency Mortgage- Backed Securities	2.6%

Fixed Rate Securities	0.2%
Fannie Mae		6.500%	6/1/14	426	446
Fannie Mae		8.000%	9/1/15	114	121
Fannie Mae		9.500%	4/15/21	75	83
Freddie Mac		6.500%	6/1/13 to 11/1/15	116	121
Freddie Mac		7.500%	4/1/17	6	6
Freddie Mac		9.300%	4/15/19	118	118
Government National Mortgage Association		9.500%	9/15/05	5	5
Government National Mortgage Association		9.000%	6/15/06	24	25

					925

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government Agency Mortgage-Backed Securities—Continued

Indexed SecuritiesC	2.4%
Fannie Mae		3.157%	3/1/18	$44	$45
Fannie Mae		4.319%	11/1/34	1,329	1,315
Fannie Mae		4.200%	12/1/34	1,372	1,350
Fannie Mae		4.332%	1/1/35	1,094	1,079
Fannie Mae		4.885%	1/1/35	4,674	4,684
Fannie Mae		4.550%	3/1/35	2,596	2,577
Freddie Mac		3.665%	1/1/19	19	19
Freddie Mac		4.368%	12/1/34	591	584
Freddie Mac		4.486%	12/1/34	2,942	2,912
Freddie Mac		4.088%	1/1/35	563	553
Freddie Mac		4.104%	1/1/35	1,014	995

					16,113

Stripped Securities	N.M.
Fannie Mae		0.000%	5/25/22	19	16	E2
Freddie Mac		10.000%	3/1/21	15	3	E1

					19

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$17,322)					17,057
Yankee BondsH	6.4%

Banking and Finance	1.2%
HBOS Treasury Services plc		4.000%	9/15/09	1,530	1,490	A
HSBC Holdings plc		7.500%	7/15/09	5,700	6,316

					7,806

Banks	0.3%
The Korea Development Bank		4.750%	7/20/09	60	60
The Korea Development Bank		3.070%	10/20/09	1,980	1,980	B

					2,040

Diversified Financial Services	0.4%
Pemex Finance LTD.		7.800%	2/15/13	2,400	2,734

Electric	0.3%
SP PowerAssets Limited		5.000%	10/22/13	1,965	1,959	A

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Yankee Bonds—Continued

Foreign Governments	0.8%
Russian Federation		5.000%	3/31/30	$4,640		$4,754	D
United Mexican States		8.375%	1/14/11	320		364

						5,118

Manufacturing (Diversified)	0.8%
Tyco International Group SA		6.375%	6/15/05	1,000		1,005
Tyco International Group SA		4.436%	6/15/07	3,350		3,351	A
Tyco International Group SA		6.375%	10/15/11	180		192
Tyco International Group SA		6.000%	11/15/13	1,020		1,071

						5,619

Special Purpose	0.9%
Deutsche Telekom International Finance BV		3.875%	7/22/08	1,610		1,578
Deutsche Telekom International Finance BV		8.000%	6/15/10	1,300		1,495
Diageo Capital Plc		3.375%	3/20/08	2,090		2,033
Petrozuata Finance, Inc.		8.220%	4/1/17	1,090		1,025	A

						6,131

Telecommunications	1.2%
British Telecommunications plc		7.625%	12/15/05	2,760		2,838
Koninklijke (Royal) KPN NV		8.000%	10/1/10	1,600		1,828
Telecom Italia Capital		4.000%	1/15/10	3,550		3,394	A

						8,060

Utilities	0.5%
United Utilities plc		6.450%	4/1/08	2,960		3,119

Total Yankee Bonds (Identified Cost—$42,226)						42,586
Preferred Stocks	1.3%
Fannie Mae		7.000%		142	shs	7,849	C
Home Ownership Funding Corporation		13.331%		1		211	A,D
Home Ownership Funding Corporation II		13.338%		2		634	A,D

Total Preferred Stocks (Identified Cost—$9,882)						8,694

Total Long-Term Securities (Identified Cost—$639,425)						634,010
Investment of Collateral From Securities Lending	25.2%
State Street Navigator Securities Lending Prime Portfolio				166,129		166,129

Total Investment of Collateral From Securities Lending (Identified Cost—$166,129)						166,129
Short-Term Securities	3.0%

U.S. Government and Agency Obligations	0.4%
Fannie Mae		0.00%	4/1/05	$1,245		1,245	I, J
Fannie Mae		0.00%	6/29/05	1,245		1,236	I

						2,481

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Short-Term Securities—Continued

Repurchase Agreements	2.6%
Goldman, Sachs & Company 2.8%, dated 3/31/05, to be repurchased at $17,635 on 4/1/05 (Collateral: $18,035 Tennessee Valley Authority zero coupon notes due 5/05/05, value $17,983)				$17,634	$17,634

Total Short-Term Securities (Identified Cost—$20,115)					20,115
Total Investments (Identified Cost—$825,669)	124.2%				820,254
Obligation to Return Collateral for Securities Loaned	(25.2)%				(166,129)
Other Assets Less Liabilities	1.0%				6,355

Net Assets	100.0%				$660,480

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedK
Eurodollar Futures	September 2005	716	$(826)
U.S. Treasury Bond Futures	June 2005	42	6
U.S. Treasury Note Futures	June 2005	309	16

			$(804)

Futures Contracts WrittenK
U.S. Treasury Note Futures	June 2005	108	$154

Options WrittenK
U.S. Treasury Bond Futures Call, Strike Price $118.00	June 2005	86	$74
U.S. Treasury Note Futures Call, Strike Price $112.00	June 2005	244	14
U.S. Treasury Note Futures Put, Strike Price $106.00	June 2005	406	61

			$149

A	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 6.8% of net assets.
B	All or a portion of these securities is on loan. See Note 4 to the financial statements.
C	Indexed security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2005.
D	Stepped coupon security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
E	Stripped security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
F	The coupon rates shown on variable rate securities are the rates at March 31, 2005. These rates vary with the weighted average coupon of the underlying loans.
G	Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
H	Yankee Bond – A dollar-denominated bond issued in the U.S. by a foreign entity.
I	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
J	All or a portion of this security is collateral to cover futures and option contracts.
K	Options and futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

March 31, 2005

(Amounts in Thousands)

Western Asset Intermediate Plus Bond Portfolio

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	90.8%

Corporate Bonds and Notes	41.1%

Aerospace/Defense	0.8%
Northrop Grumman Corporation		4.079%	11/16/06	$200	$200
Raytheon Company		6.750%	8/15/07	103	108

					308

Automotive	0.2%
General Motors Corporation		8.375%	7/15/33	80	69

Banking and Finance	5.4%
Aspetuck Trust 2004-1		2.960%	10/17/05	90	90	A
Boeing Capital Corporation		5.750%	2/15/07	120	123
Caterpillar Financial Services Corporation		3.450%	1/15/09	120	115
Countrywide Home Loans, Inc.		3.050%	11/16/07	50	50	A
European Investment Bank		4.000%	3/3/10	70	69
Ford Motor Credit Company		3.920%	9/28/07	710	692	A
General Motors Acceptance Corporation		3.560%	1/16/07	280	268	A
General Motors Acceptance Corporation		3.610%	7/16/07	140	132	A
General Motors Acceptance Corporation		4.202%	9/23/08	120	109	A
General Motors Acceptance Corporation		6.750%	12/1/14	120	104
HSBC Finance Corporation		3.080%	11/16/09	150	151	A
John Deere Capital Corporation		3.900%	1/15/08	120	118
Nissan Motor Acceptance Corporation		4.625%	3/8/10	100	99	B
SLM Corporation		2.900%	1/26/09	70	70	A

					2,190

Banks	0.6%
U.S. Bank NA		2.870%	2/1/07	120	118
Wachovia Corporation		3.625%	2/17/09	120	116

					234

Cable	1.5%
Comcast Cable Communications, Inc.		6.375%	1/30/06	70	71
Comcast Cable Communications, Inc.		8.375%	5/1/07	220	237
Cox Communications, Inc.		3.550%	12/14/07	280	282	A,B

					590

Chemicals	0.3%
Rohm and Haas Company		7.400%	7/15/09	20	22
The Dow Chemical Company		5.750%	12/15/08	100	104

					126

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Computer Services and Systems	0.3%
Electronic Data Systems Corporation		7.125%	10/15/09	$130	$140

Diversified Financial Services	1.9%
Capital One Bank		4.250%	12/1/08	210	207
Capital One Financial Corporation		4.738%	5/17/07	30	30
CIT Group Inc.		3.040%	5/18/07	170	170	A
General Electric Capital Corporation		2.980%	3/4/08	210	210	A
Wells Fargo & Company		3.110%	9/15/09	150	150	A

					767

Electric	3.7%
Alabama Power Company		3.063%	8/25/09	120	120	A
American Electric Power Company, Inc.		6.125%	5/15/06	300	307
Appalachian Power Company		3.600%	5/15/08	120	116
Dominion Resources, Inc.		5.700%	9/17/12	100	104
DTE Energy Company		3.860%	6/1/07	180	180	A
FirstEnergy Corp.		6.450%	11/15/11	300	316
GPU, Inc.		7.700%	12/1/05	30	31
Niagara Mohawk Power Corporation		8.875%	5/15/07	70	77
Niagara Mohawk Power Corporation		7.750%	10/1/08	50	55
The AES Corporation		9.500%	6/1/09	150	164
The Cleveland Electric Illuminating Company		5.650%	12/15/13	40	41

					1,511

Energy	3.5%
Dominion Resources, Inc.		4.125%	2/15/08	250	247
Duke Energy Corporation		3.750%	3/5/08	20	20
Exelon Corporation		6.750%	5/1/11	150	163
Pacific Gas and Electric Company		3.600%	3/1/09	120	115
Progress Energy, Inc.		5.850%	10/30/08	100	103
Progress Energy, Inc.		7.100%	3/1/11	170	187
Sempra Energy		4.621%	5/17/07	200	201
Sempra Energy		3.318%	5/21/08	290	291	A
TXU Corp.		6.375%	6/15/06	60	61
TXU Energy Co.		3.420%	1/17/06	50	50	A,B

					1,438

Environmental Services	0.7%
Waste Management, Inc.		6.875%	5/15/09	100	108
Waste Management, Inc.		7.375%	8/1/10	150	167

					275

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Food, Beverage and Tobacco	2.2%
Altria Group, Inc.		7.000%	7/15/05	$90	$91
Altria Group, Inc.		5.625%	11/4/08	350	360
General Mills, Inc.		6.449%	10/15/06	70	72
General Mills, Inc.		5.125%	2/15/07	100	102
Kraft Foods Inc.		5.625%	11/1/11	100	104
Pepsi Bottling Holdings Inc.		5.625%	2/17/09	120	125	B
Sara Lee Corporation		2.750%	6/15/08	50	47

					901

Gas and Pipeline Utilities	0.6%
ANR Pipeline, Inc.		8.875%	3/15/10	65	70
Kinder Morgan Energy Partners, L.P.		7.500%	11/1/10	90	101
Southern Natural Gas Company		8.875%	3/15/10	85	92

					263

Health Care	0.4%
WellPoint Inc.		3.750%	12/14/07	170	167	B

Insurance	0.4%
ACE INA Holdings Inc.		8.300%	8/15/06	150	158

Investment Banking/Brokerage	3.6%
Credit Suisse First Boston USA		6.125%	11/15/11	50	53
J.P. Morgan Chase & Co.		2.750%	10/2/09	330	331	A
J.P. Morgan Chase Capital XIII		4.040%	9/30/34	20	20	A
Lehman Brothers Holdings Inc.		3.020%	11/10/09	270	271	A
Merrill Lynch & Co., Inc.		2.990%	2/5/10	160	160	A
Morgan Stanley		2.940%	1/15/10	330	331	A
The Bear Stearns Companies Inc.		2.875%	7/2/08	50	48
The Bear Stearns Companies Inc.		3.230%	9/9/09	70	70	A
The Goldman Sachs Group, Inc.		3.120%	3/2/10	180	180	A

					1,464

Media	2.7%
Liberty Media Corporation		7.875%	7/15/09	380	411
News America, Inc.		6.625%	1/9/08	270	283
Time Warner Inc.		6.150%	5/1/07	120	124
Time Warner Inc.		6.875%	5/1/12	120	131
Turner Broadcasting System, Inc.		8.375%	7/1/13	30	36
Viacom Inc.		5.625%	5/1/07	120	123

					1,108

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Medical Care Facilities	0.1%
HCA, Inc.		8.750%	9/1/10	$50	$56

Oil and Gas	2.5%
Amerada Hess Corporation		7.375%	10/1/09	153	168
Anadarko Petroleum Corporation		3.250%	5/1/08	300	289
ConocoPhillips		4.750%	10/15/12	10	10
Occidental Petroleum Corporation		7.375%	11/15/08	120	131
Texas Eastern Transmission Corporation		5.250%	7/15/07	320	325
XTO Energy, Inc.		7.500%	4/15/12	100	115

					1,038

Paper and Forest Products	1.2%
International Paper Company		3.800%	4/1/08	80	78
MeadWestvaco Corporation		8.400%	6/1/07	250	270
Weyerhaeuser Company		6.750%	3/15/12	120	132

					480

Pharmaceuticals	0.2%
Bristol-Myers Squibb Company		4.750%	10/1/06	100	101

Real Estate	0.3%
EOP Operating Limited Partnership		6.750%	2/15/12	120	130

Retail	0.3%
Target Corporation		5.400%	10/1/08	120	124

Special Purpose	4.1%
DaimlerChrysler NA Holding Corporation		3.450%	9/10/07	420	421	A
DaimlerChrysler NA Holding Corporation		7.300%	1/15/12	100	109
Devon Financing Corporation ULC		6.875%	9/30/11	150	165
National Rural Utilities Cooperative Finance Corporation		6.000%	5/15/06	200	204
Sprint Capital Corporation		4.780%	8/17/06	360	362	C
Sprint Capital Corporation		6.125%	11/15/08	140	146
Sprint Capital Corporation		8.375%	3/15/12	70	82
The Williams Companies, Inc. Credit-Linked Certificates		6.750%	4/15/09	100	102	B
The Williams Companies, Inc. Credit-Linked Certificates		5.992%	5/1/09	55	58	A,B

					1,649

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Telecommunications	1.3%
BellSouth Corporation		2.919%	11/15/07	$140	$140	A
GTE Hawaiian Telephone Company, Inc.		7.000%	2/1/06	16	16
GTE Hawaiian Telephone Company, Inc.		7.375%	9/1/06	10	10
Pacific Bell		6.125%	2/15/08	120	125
Qwest Communications International Inc.		6.294%	2/15/09	220	222	A,B

					513

Telecommunications (Cellular/Wireless)	2.3%
ALLTEL Corporation		4.656%	5/17/07	300	302
Motorola, Inc.		4.608%	11/16/07	70	70
New Cingular Wireless Services Inc.		7.500%	5/1/07	420	446
New Cingular Wireless Services Inc.		8.125%	5/1/12	100	117

					935

Total Corporate Bonds and Notes (Identified Cost—$16,947)					16,735
Asset-Backed Securities	1.1%

Fixed Rate Securities	0.5%
Capital Auto Receivables Asset Trust 2002-1		4.160%	7/16/07	73	74
Nissan Auto Receivables Owner Trust 2002-B		4.600%	9/17/07	129	129

					203

Indexed SecuritiesA	0.6%
Metris Master Trust 2004-1		3.130%	4/20/11	100	100
Morgan Stanley ABS Capital I 2003-NC8 A2		3.210%	9/25/33	75	75
Residential Asset Securities Corporation 2002-KS7		3.220%	11/25/32	59	59

					234

Total Asset-Backed Securities (Identified Cost—$440)					437
Mortgage-Backed Securities	1.2%

Fixed Rate Securities	1.0%
Banc of America Funding Corporation 2005-B		5.147%	4/25/35	270	273
Countrywide Home Loans 2004-20		4.259%	9/25/34	63	63
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1		7.000%	3/25/34	49	51

					387

Indexed SecuritiesA	0.2%
Merrill Lynch Mortgage Investors, Inc. 2004-B		3.832%	6/25/29	88	92

Total Mortgage-Backed Securities (Identified Cost—$479)					479

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government and Agency Obligations	31.6%

Fixed Rate Securities	24.4%
Fannie Mae		5.000%	4/15/15	$370	$373
Federal Home Loan Bank		3.125%	9/15/06	100	99
Freddie Mac		3.625%	2/15/08	140	138
Tennessee Valley Authority		5.625%	1/18/11	10	10
Tennessee Valley Authority		6.790%	5/23/12	340	383
United States Treasury Notes		3.000%	11/15/07	4,000	3,913
United States Treasury Notes		3.375%	9/15/09	770	746
United States Treasury Notes		3.375%	10/15/09	10	10
United States Treasury Notes		3.500%	2/15/10	3,660	3,552
United States Treasury Notes		6.500%	2/15/10	40	44
United States Treasury Notes		4.250%	11/15/14	550	539
United States Treasury Notes		4.000%	2/15/15	105	101

					9,908

Indexed SecuritiesD	6.6%
United States Treasury Inflation-Protected Security		3.625%	1/15/08	236	254
United States Treasury Inflation-Protected Security		0.875%	4/15/10	513	502
United States Treasury Inflation-Protected Security		2.000%	1/15/14	671	687
United States Treasury Inflation-Protected Security		2.000%	7/15/14	708	723
United States Treasury Inflation-Protected Security		2.375%	1/15/25	465	500

					2,666

Stripped Securities	0.6%
United States Treasury Bonds		0.000%	2/15/23	610	251	E2

Total U.S. Government and Agency Obligations (Identified Cost—$12,959)					12,825
U.S. Government Agency Mortgage- Backed Securities	3.7%
Indexed SecuritiesA	3.7%
Fannie Mae		4.317%	12/1/34	948	935
Fannie Mae		4.885%	1/1/35	298	299
Fannie Mae		4.500%	1/1/35	100	99
Fannie Mae		4.550%	1/1/35	100	99
Freddie Mac		4.088%	1/1/35	33	32
Freddie Mac		4.104%	1/1/35	59	58

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$1,550)					1,522

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee BondsF	8.7%

Banking and Finance	0.3%
HSBC Holdings plc		7.500%	7/15/09	$120	$133

Banks	0.7%
Banco Santiago S.A.		3.310%	12/9/09	200	200	A,B
The Korea Development Bank		4.750%	7/20/09	70	70

					270

Foreign Governments	3.5%
Federative Republic of Brazil		14.500%	10/15/09	100	126
Federative Republic of Brazil		3.125%	4/15/12	15	14	A
Federative Republic of Brazil		8.000%	4/15/14	128	127
Federative Republic of Brazil		10.125%	5/15/27	125	131
Republic of Bulgaria		8.250%	1/15/15	55	66	B
Republic of Bulgaria		8.250%	1/15/15	30	37
Republic of Colombia		11.750%	2/25/20	38	45
Republic of Panama		10.750%	5/15/20	38	47
Russian Federation		5.000%	3/31/30	140	143	B,C
Russian Federation		5.000%	3/31/30	210	216	C
United Mexican States		8.375%	1/14/11	365	416
United Mexican States		7.500%	4/8/33	50	53

					1,421

Manufacturing (Diversified)	0.8%
Tyco International Group SA		4.436%	6/15/07	280	280	B
Tyco International Group SA		6.000%	11/15/13	50	52

					332

Special Purpose	1.4%
Conoco Funding Company		5.450%	10/15/06	110	112
Deutsche Telekom International Finance BV		8.250%	6/15/05	50	51
Deutsche Telekom International Finance BV		3.875%	7/22/08	230	225
Diageo Capital Plc		3.375%	3/20/08	120	117

					505

Telecommunications	1.4%
British Telecommunications plc		7.875%	12/15/05	150	154
France Telecom SA		7.450%	3/1/06	100	103
Telecom Italia Capital		4.000%	1/15/10	200	191	B
Telefonos de Mexico SA de CV		4.500%	11/19/08	100	99

					547

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Yankee Bonds—Continued
Telecommunications (Cellular/Wireless)	0.2%
Vodafone Group Plc		3.950%	1/30/08	$100		$99

Utilities	0.4%
United Utilities plc		6.450%	4/1/08	170		179

Total Yankee Bonds (Identified Cost—$3,510)						3,486
Foreign Government Obligations	2.0%
Canadian Real Return Bond		4.000%	12/1/31	357G		414	D
Republic of France		3.000%	7/25/09	273H		388	D

Total Foreign Government Obligations (Identified Cost—$810)						802
Foreign Corporate Bonds	0.1%
General Motors Corporation		8.375%	7/5/33	50H		57

Total Foreign Corporate Bonds (Identified Cost—$65)						57
Preferred Stocks	1.3%
Fannie Mae		7.000%		10	shs	545A

Total Preferred Stocks (Identified Cost—$551)						545

Total Long-Term Securities (Identified Cost—$37,311)						36,888
Short-Term Securities	6.9%

U.S. Government and Agency Obligations	0.3%
Fannie Mae		0.000%	4/1/05	$69		69	I, J
Fannie Mae		0.000%	6/29/05	69		69	I

						138

Repurchase Agreements	6.6%
Goldman, Sachs & Company 2.8%, dated 3/31/05, to be repurchased at $2,687 on 4/1/05 (Collateral: $2,745 Fannie Mae notes, 3.15%, due 6/30/06, value $2,767)				2,687		2,687

Total Short-Term Securities (Identified Cost—$2,825)						2,825

Total Investments (Identified Cost—$40,136)	97.7%					39,713
Other Assets Less Liabilities	2.3%					924

Net Assets	100.0%					$40,637

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	EXPIRATION DATE	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedK
Eurodollar Futures	September 2005	54	$(23)
U.S. Treasury Bond Futures	June 2005	3	1
U.S. Treasury Note Futures	June 2005	60	(8)

			$(30)

Futures Contracts WrittenK
U.S. Treasury Note Futures	June 2005	13	$0.3

Options WrittenK
U.S. Treasury Bond Futures Call, Strike Price $118.00	June 2005	2	$2
U.S. Treasury Note Futures Call, Strike Price $112.00	June 2005	16	1
U.S. Treasury Note Futures Put, Strike Price $106.00	June 2005	26	4

			$7

A	Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”) or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2005.
B	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 4.9% of net assets.
C	Stepped coupon security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
D	Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
E	Stripped security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
F	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
G	Denominated in canadian dollars.
H	Denominated in euro currency.
I	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
J	All or a portion of this security is collateral to cover futures contracts.
K	Options and futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

March 31, 2005

(Amounts in Thousands)

Western Asset Core Bond Portfolio

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	104.5%

Corporate Bonds and Notes	20.0%

Aerospace/Defense	0.2%
Lockheed Martin Corporation		7.650%	5/1/16	$225	$269	A
Northrop Grumman Corporation		4.079%	11/16/06	2,600	2,597
Raytheon Company		6.000%	12/15/10	32	34
Raytheon Company		5.500%	11/15/12	65	67
Raytheon Company		5.375%	4/1/13	705	715
Systems 2001 Asset Trust		6.664%	9/15/13	2,933	3,179	B

					6,861

Automotive	0.4%
Ford Motor Company		7.450%	7/16/31	5,910	5,346	A
General Motors Corporation		8.375%	7/15/33	9,310	7,967	A

					13,313

Banking and Finance	3.4%
Boeing Capital Corporation		7.375%	9/27/10	3,240	3,641	A
Ford Motor Credit Company		6.875%	2/1/06	11,410	11,565
Ford Motor Credit Company		7.375%	10/28/09	28,395	28,519
Ford Motor Credit Company		7.875%	6/15/10	7,450	7,585
Ford Motor Credit Company		7.375%	2/1/11	1,825	1,813	A
Ford Motor Credit Company		7.250%	10/25/11	360	355	A
General Motors Acceptance Corporation		6.125%	9/15/06	8,090	8,053
General Motors Acceptance Corporation		6.125%	2/1/07	5,210	5,124
General Motors Acceptance Corporation		6.150%	4/5/07	2,370	2,325
General Motors Acceptance Corporation		6.125%	8/28/07	7,590	7,401	A
General Motors Acceptance Corporation		5.625%	5/15/09	18,540	16,914
General Motors Acceptance Corporation		7.750%	1/19/10	5,355	5,143
General Motors Acceptance Corporation		7.250%	3/2/11	1,770	1,643
General Motors Acceptance Corporation		0.000%	6/15/15	13,910	5,429	C
HSBC Finance Corporation		7.875%	3/1/07	2,800	2,983	A
HSBC Finance Corporation		8.000%	7/15/10	690	789
HSBC Finance Corporation		7.000%	5/15/12	700	780
HSBC Finance Corporation		6.375%	11/27/12	440	476
SB Treasury Company LLC		9.400%	12/29/49	2,930	3,298	A,B
SLM Corporation		4.380%	4/1/09	7,620	7,523	D

					121,359

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Banks	0.4%
Bank of America Corporation		5.250%	2/1/07	$3,200	$3,261	A
Bank of America Corporation		7.400%	1/15/11	1,500	1,691
Bank One Corporation		7.875%	8/1/10	4,500	5,126
Bank One Corporation		5.900%	11/15/11	2,000	2,099
Firstar Bank NA		7.125%	12/1/09	450	496

					12,673

Cable	1.0%
Comcast Cable Communications, Inc.		6.375%	1/30/06	17,490	17,799
Comcast Corporation		6.500%	1/15/15	1,800	1,926
Comcast Corporation		7.050%	3/15/33	3,130	3,501	A
Comcast MO of Delaware Inc.		9.000%	9/1/08	2,200	2,478
Cox Communications, Inc.		7.875%	8/15/09	9,640	10,638

					36,342

Computer Services and Systems	0.2%
Electronic Data Systems Corporation		7.125%	10/15/09	6,255	6,723A

Diversified Financial Services	0.3%
U.S. Bancorp		3.125%	3/15/08	10,300	9,951
Wells Fargo & Company		5.000%	11/15/14	690	683	A

					10,634

Electric	1.2%
Dominion Resources, Inc.		4.125%	2/15/08	9,950	9,837
Dominion Resources, Inc.		5.125%	12/15/09	50	51	A
Dominion Resources, Inc.		5.700%	9/17/12	2,350	2,437	A
FirstEnergy Corp.		5.500%	11/15/06	15,290	15,550
FirstEnergy Corp.		6.450%	11/15/11	340	358	A
FirstEnergy Corp.		7.375%	11/15/31	10,850	12,290
The Cleveland Electric Illuminating Company		5.650%	12/15/13	280	285
The Detroit Edison Company		6.125%	10/1/10	920	978

					41,786

Energy	1.3%
Duke Energy Corporation		5.625%	11/30/12	1,880	1,934	A
Pacific Gas and Electric Company		6.050%	3/1/34	5,500	5,647
Progress Energy, Inc.		7.100%	3/1/11	3,170	3,477
TXU Corp.		6.375%	6/15/06	8,380	8,573	B
TXU Corp.		4.800%	11/15/09	9,000	8,704

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Energy—Continued
TXU Corp.		6.550%	11/15/34	$4,990	$4,731B
TXU Energy Co.		3.420%	1/17/06	820	820	B,D
TXU Energy Co.		7.000%	3/15/13	10,000	10,944	A

					44,830

Environmental Services	0.7%
Waste Management, Inc.		7.125%	10/1/07	10,330	10,957
Waste Management, Inc.		6.875%	5/15/09	2,000	2,152
Waste Management, Inc.		6.375%	11/15/12	2,530	2,740
Waste Management, Inc.		7.125%	12/15/17	6,000	6,741
Waste Management, Inc.		7.375%	5/15/29	1,220	1,420

					24,010

Food, Beverage and Tobacco	0.3%
Altria Group, Inc.		7.000%	11/4/13	3,815	4,094
Altria Group, Inc.		7.750%	1/15/27	2,500	2,853
R.J. Reynolds Tobacco Holdings, Inc.		7.875%	5/15/09	3,240	3,483

					10,430

Gas and Pipeline Utilities	0.9%
Dynegy Holdings Inc.		8.750%	2/15/12	11,260	10,781	A
Southern Natural Gas Company		8.000%	3/1/32	7,390	7,934
Tennessee Gas Pipeline Company		8.375%	6/15/32	1,110	1,234	A
The Williams Companies, Inc.		8.125%	3/15/12	3,730	4,084	A
The Williams Companies, Inc.		7.500%	1/15/31	5,000	5,250	A
The Williams Companies, Inc.		8.750%	3/15/32	3,240	3,848

					33,131

Health Care	0.3%
Tenet Healthcare Corporation		6.375%	12/1/11	2,500	2,306	A
Tenet Healthcare Corporation		7.375%	2/1/13	9,462	8,918	A

					11,224

Investment Banking/Brokerage	1.0%
J.P. Morgan & Co. Incorporated		5.342%	2/15/12	2,000	2,211	D
J.P. Morgan Chase & Co.		5.750%	1/2/13	3,270	3,398
Lehman Brothers Holdings Inc.		2.790%	4/20/07	5,470	5,477	D
Merrill Lynch & Co., Inc.		4.056%	3/12/07	5,210	5,165	D
Merrill Lynch & Co., Inc.		3.375%	9/14/07	11,120	10,903

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Investment Banking/Brokerage—Continued
Morgan Stanley		5.300%	3/1/13	$3,380	$3,399	A
The Goldman Sachs Group, Inc.		4.750%	7/15/13	4,370	4,204

					34,757

Investment Management	0.3%
Dryden Investor Trust		7.157%	7/23/08	9,657	10,089	B

Media	2.2%
Liberty Media Corporation		4.510%	9/17/06	24,060	24,380	D
Liberty Media Corporation		7.875%	7/15/09	9,000	9,738
Liberty Media Corporation		5.700%	5/15/13	20,150	18,992	A
Liberty Media Corporation		3.750%	2/15/30	290	178	E
Time Warner Inc.		6.875%	5/1/12	8,270	9,031	A
Time Warner Inc.		6.950%	1/15/28	2,000	2,177
Time Warner Inc.		7.625%	4/15/31	1,350	1,586
Time Warner Inc.		7.700%	5/1/32	9,170	10,887	A
Viacom Inc.		5.625%	8/15/12	970	982	A

					77,951

Medical Care Facilities	1.1%
HCA, Inc.		5.750%	3/15/14	41,360	39,478	A

Oil and Gas	1.2%
Amerada Hess Corporation		7.300%	8/15/31	9,055	10,211	A
Conoco Inc.		6.950%	4/15/29	9,950	11,861
ConocoPhillips		4.750%	10/15/12	2,170	2,156	A
Devon Energy Corporation		7.950%	4/15/32	4,145	5,226A
El Paso Corporation		0.000%	2/28/21	4,950	2,611	C,E
El Paso Corporation		7.800%	8/1/31	140	132
El Paso Natural Gas Company		8.375%	6/15/32	3,610	3,966
Sonat Inc.		7.625%	7/15/11	5,000	4,938	A
XTO Energy, Inc.		7.500%	4/15/12	1,110	1,271
XTO Energy, Inc.		6.250%	4/15/13	980	1,053	A

					43,425

Paper and Forest Products	0.1%
International Paper Company		5.500%	1/15/14	2,315	2,355	A

Pharmaceuticals	N.M.
Bristol-Myers Squibb Company		5.750%	10/1/11	830	867

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Pharmaceuticals—Continued
Merck & Co., Inc.		6.750%	9/19/05	$1,000	$1,014

					1,881

Photo Equipment and Supplies	1.2%
Eastman Kodak Company		3.625%	5/15/08	17,500	16,735	A
Eastman Kodak Company		7.250%	11/15/13	24,390	25,498	A

					42,233

Real Estate	N.M.
Socgen Real Estate Co. LLC		7.640%	12/29/49	260	278	B

Retail	0.1%
Target Corporation		4.000%	6/15/13	4,445	4,170	A
Wal-Mart Stores, Inc.		5.450%	8/1/06	150	153

					4,323

Special Purpose	1.7%
Anadarko Finance Company		6.750%	5/1/11	1,590	1,750	A
DaimlerChrysler NA Holding Corporation		4.050%	6/4/08	2,250	2,185	A
DaimlerChrysler NA Holding Corporation		7.200%	9/1/09	1,240	1,335
Patrons’ Legacy 2003 IV		5.775%	12/23/63	5,100	5,124B
Rabobank Capital Funding Trust III		5.254%	12/29/49	2,060	2,040B
Sprint Capital Corporation		6.000%	1/15/07	31,760	32,649
Sprint Capital Corporation		8.375%	3/15/12	5,445	6,363	A
Texaco Capital Inc.		5.500%	1/15/09	1,000	1,039	B
Unilever Capital Corporation		7.125%	11/1/10	1,730	1,938
Verizon Global Funding Corp.		7.250%	12/1/10	1,720	1,909
Verizon Global Funding Corp.		6.875%	6/15/12	1,290	1,421
Verizon Global Funding Corp.		7.375%	9/1/12	1,275	1,446	B

					59,199

Telecommunications	N.M.
GTE Hawaiian Telephone Company, Inc.		7.375%	9/1/06	700	720

Transportation	0.5%
Continental Airlines, Inc.		6.545%	2/2/19	1,400	1,365
Delta Air Lines, Inc.		6.619%	3/18/11	447	429
Delta Air Lines, Inc.		7.111%	9/18/11	500	473	A
Delta Air Lines, Inc.		6.718%	7/2/24	4,237	4,407
Southwest Airlines Co.		5.496%	11/1/06	9,000	9,156

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Transportation—Continued
United Airlines, Inc.		7.783%	1/1/14	$2,539	$2,320

					18,150

Total Corporate Bonds and Notes (Identified Cost—$704,062)					708,155
Asset-Backed Securities	5.4%

Fixed Rate Securities	0.5%
Advanta Mortgage Loan Trust 1999-3		7.590%	6/25/14	339	351
Conseco Finance Securitizations Corp. 2000-5		7.960%	2/1/32	4,700	3,970
Equity One ABS, Inc. 2003-3		4.995%	12/25/33	8,200	8,108
Green Tree Financial Corporation 1996-5		8.100%	7/15/27	1,072	178
Green Tree Home Improvement Loan Trust 1997-D		7.450%	9/15/28	1,288	1,289
Irwin Home Equity Loan Trust 2001-1		7.100%	9/25/31	5,007	5,025	F

					18,921

Indexed SecuritiesD	4.8%
ACE Securities Corp. Home Equity Loan Trust, 2001-AQ1		3.110%	4/25/31	2	2
Aesop Funding II LLC 2003-4A		3.080%	8/20/07	13,900	13,933B
Amortizing Residential Collateral Trust 2002-BC1M		3.130%	1/1/32	474	475
Argent NIM Trust 2003-N1		3.120%	8/25/08	342	342B
Asset Backed Funding Certificates 2002-SB1		3.280%	4/25/18	2,531	2,542
Bayview Financial Aquisition Trust 2002-CA		3.180%	5/25/32	2,622	2,623	B
CDC Mortgage Capital Trust 2002-HE1		3.160%	1/25/33	1,623	1,626
Centex Home Equity 2000-C		3.090%	10/25/30	111	111
Centex Home Equity 2002-D		3.290%	12/25/32	777	777
CIT Group Home Equity Loan Trust 2002-1		3.140%	3/25/33	1,544	1,548
Countrywide Asset-Backed Certificates 2001-BC2		3.100%	7/25/31	183	183
Countrywide Asset-Backed Certificates 2003-BC3		3.160%	9/25/33	7,413	7,417
Countrywide Asset-Backed Certificates 2005-AB1		2.950%	8/25/35	27,100	27,002
Fleet Home Equity Loan Trust 2003-1		3.100%	1/20/33	7,393	7,401
Greenpoint 2005-AR1		3.284%	6/25/45	34,000	34,002
Household Home Equity Loan Trust 2002-4A		3.400%	10/20/32	1,386	1,386
Long Beach Mortgage Loan Trust 2000-1		3.110%	1/21/31	570	570
New Century Home Equity Loan Trust 2001-NC1		3.140%	6/20/31	965	966
Provident Bank Home Equity Loan Trust 1999-3		3.240%	1/25/31	1,880	1,883
Providian Gateway Master Trust 2002-B		3.510%	6/15/09	5,550	5,577B
Residential Asset Mortgage Products, Inc. 2000-RS3		3.140%	9/25/30	67	67

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities—Continued

Indexed Securities—Continued
Residential Asset Mortgage Products, Inc. 2003-RS2		3.190%	3/25/33	$1,023	$1,026
Residential Asset Securities Corporation 2001-KS2		3.080%	6/25/31	1,124	1,126	C
Residential Asset Securities Corporation 2001-KS3		3.080%	9/25/31	537	539
SLM Student Loan Trust 2005-3		3.140%	10/25/13	14,100	14,100
Structured Asset Investment Loan Trust 2005-3		2.980%	4/25/35	33,800	33,802
William Street Funding Corporation 2003-1		2.993%	4/23/06	8,400	8,406B

					169,432

Stripped Securities	0.1%
Bayview Financial Acquisition Trust 2002-FA		5.000%	6/25/05	89	1	A,B,F1
Diversified REIT Trust 1999-1A		0.535%	3/18/11	98,066	1,594	F1

					1,595

Total Asset-Backed Securities (Identified Cost—$190,880)					189,948
Mortgage-Backed Securities	8.5%

Fixed Rate Securities	3.6%
Asset Securitization Corporation 1996-D2		6.920%	2/14/29	5,325	5,443
Criimi Mae Commercial Mortgage Trust 1998-C1		7.000%	6/2/33	7,838	8,220	B
Deutsche Mortgage and Asset Receiving Corporation 1998-C1		6.538%	6/15/31	12,110	12,664
MASTR Reperforming Loan Trust 2005-1		7.000%	8/25/34	18,000	18,810B
MASTR Specialized Loan Trust 2005-1		6.500%	8/25/34	2,200	2,276B
Merrill Lynch Mortgage Investors, Inc. 1996-C2		6.960%	11/21/28	698	720
Nomura Asset Securities Corporation 1996-MD5		7.120%	4/13/39	5,500	5,669
Nomura Asset Securities Corporation 1996-MD5A		7.070%	4/13/39	692	705
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	73,433	72,148
Washington Mutual 2002-S8		5.750%	1/25/33	556	554

					127,209

Indexed SecuritiesD	4.9%
Chevy Chase Mortgage Funding Corporation 2003-2A		3.230%	5/25/34	10,255	10,317B
Countrywide Home Loans 2005-9		3.150%	5/25/35	34,300	34,291
Countrywide Alternative Loan Trust 2005-14		2.020%	5/25/35	25,255	25,257
Countrywide Asset-Backed Certificates 2005-3		3.140%	4/25/35	33,930	34,036
Credit Suisse First Boston Mortgage 2003-NP6		3.750%	8/25/32	657	657B
Credit-Based Asset Servicing and Securitization 2001-CB2		3.140%	8/25/33	1,707	1,709
Granite Mortgages PLC 2003-1		2.860%	1/20/20	6,280	6,281
Impac CMB Trust 2003-7 A		3.170%	8/25/33	5,273	5,289

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Medallion Trust 2000-1G		2.850%	7/12/31	$252	$253
Medallion Trust 2000-2G		3.240%	12/18/31	1,789	1,789
Medallion Trust 2003-1G		3.240%	12/21/33	4,389	4,399
MLCC Mortgage Investors, Inc. 2003-B		3.190%	4/25/28	10,978	11,048
MSDWCC Heloc Trust 2005-1		3.210%	7/25/17	4,898	4,899
Washington Mutual Mortgage Securities Corporation 2005-AR6		3.260%	4/25/45	31,800	31,800

					172,025

Stripped Securities	N.M.
FFCA Secured Lending Corporation 1999-1A		1.642%	9/18/25	10,988	443	B,F1
LB-UBS Commercial Mortgage Trust 2001-C3		1.205%	6/15/36	19,211	902	B,F1
Structured Mortgage Asset Residential Trust 1991-8		0.070%	1/25/23	979	1	F1

					1,346

Total Mortgage-Backed Securities (Identified Cost—$302,136)					300,580
U.S. Government and Agency Obligations	35.9%

Fixed Rate Securities	23.6%
Federal Home Loan Bank		7.250%	2/15/07	100	106
Tennessee Valley Authority		6.750%	11/1/25	2,560	3,077
Tennessee Valley Authority		7.125%	5/1/30	2,450	3,116	A
United States Treasury Bonds		7.500%	11/15/16	1,490	1,868	A
United States Treasury Bonds		7.250%	8/15/22	13,010	16,631	A
United States Treasury Bonds		6.250%	8/15/23	1,980	2,305	A
United States Treasury Bonds		5.250%	11/15/28	5,630	5,921	A
United States Treasury Bonds		5.250%	2/15/29	6,200	6,529	A
United States Treasury Bonds		6.250%	5/15/30	12,200	14,658	A
United States Treasury Notes		1.250%	5/31/05	480	479
United States Treasury Notes		1.500%	7/31/05	5,430	5,405
United States Treasury Notes		1.875%	12/31/05	3,340	3,305	A
United States Treasury Notes		1.500%	3/31/06	3,940	3,865	A
United States Treasury Notes		2.750%	6/30/06	10,360	10,256	A
United States Treasury Notes		2.500%	9/30/06	44,470	43,713	A
United States Treasury Notes		3.000%	12/31/06	8,475	8,367	A
United States Treasury Notes		3.125%	1/31/07	19,370	19,151	A
United States Treasury Notes		3.375%	2/28/07	60,000	59,562	A
United States Treasury Notes		3.125%	5/15/07	8,480	8,360	A
United States Treasury Notes		3.375%	2/15/08	108,980	107,345	A
United States Treasury Notes		3.125%	10/15/08	12,680	12,300A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government and Agency Obligations—Continued

Fixed Rate Securities—Continued
United States Treasury Notes		2.625%	3/15/09	$10,510	$9,958	A
United States Treasury Notes		4.000%	6/15/09	72,160	71,858	A
United States Treasury Notes		3.500%	8/15/09	104,700	102,152	A
United States Treasury Notes		3.375%	10/15/09	750	726	A
United States Treasury Notes		3.500%	11/15/09	90,000	87,560	A
United States Treasury Notes		3.625%	1/15/10	3,570	3,485
United States Treasury Notes		3.500%	2/15/10	114,720	111,346	A
United States Treasury Notes		4.000%	3/15/10	72,890	72,321	A
United States Treasury Notes		5.000%	2/15/11	2,100	2,181	A
United States Treasury Notes		2.000%	7/15/14	5,665	5,786
United States Treasury Notes		4.000%	2/15/15	33,645	32,326	A

					836,018

Indexed SecuritiesG	12.0%
United States Treasury Inflation-Protected Security		3.375%	1/15/07	141,154	148,184	A
United States Treasury Inflation-Protected Security		3.625%	1/15/08	2,573	2,767
United States Treasury Inflation-Protected Security		3.875%	1/15/09	18,511	20,414
United States Treasury Inflation-Protected Security		4.250%	1/15/10	73,738	83,940	A
United States Treasury Inflation-Protected Security		0.875%	4/15/10	102,226	99,996	A
United States Treasury Inflation-Protected Security		3.375%	1/15/12	7,517	8,437	A
United States Treasury Inflation-Protected Security		1.875%	7/15/13	14,359	14,609	A
United States Treasury Inflation-Protected Security		2.000%	1/15/14	2,136	2,187	A
United States Treasury Inflation-Protected Security		1.625%	1/15/15	6,811	6,710	A
United States Treasury Inflation-Protected Security		2.375%	1/15/25	19,464	20,936	A
United States Treasury Inflation-Protected Security		3.625%	4/15/28	13,193	17,341

					425,521

Stripped Securities	0.3%
United States Treasury Bonds		0.000%	8/15/27	1,630	540	F2
United States Treasury Bonds		0.000%	11/15/27	26,680	8,749	F2

					9,289

Total U.S. Government and Agency Obligations (Identified Cost—$1,278,907)					1,270,828

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government Agency Mortgage- Backed Securities	28.4%

Fixed Rate Securities	28.4%
Fannie Mae		7.000%	9/1/07 to 2/1/33	$16,233	$17,124
Fannie Mae		8.000%	5/1/15	76	80
Fannie Mae		6.000%	11/1/16 to 2/1/32	3,490	3,597
Fannie Mae		5.500%	4/1/18 to 4/1/34	26,246	26,365
Fannie Mae		4.500%	7/1/18	5,575	5,461
Fannie Mae		7.500%	6/1/25 to 7/1/29	1,236	1,326
Fannie Mae		6.500%	7/1/28 to 5/1/32	8,653	9,004
Fannie Mae		5.500%	12/1/34	238,000	238,298	H
Fannie Mae		5.000%	4/1/35	66,850	65,346	H
Fannie Mae		6.500%	4/1/35	199,900	207,396	H
Fannie Mae		6.000%	4/1/35	212,250	216,893	H
Freddie Mac		7.500%	4/1/06	1	1
Freddie Mac		9.750%	7/1/08	35	37
Freddie Mac		5.500%	12/1/13 to 6/1/33	10,648	10,710
Freddie Mac		9.300%	4/15/19	227	227
Freddie Mac		7.000%	4/1/24 to 5/1/32	5,950	6,277
Freddie Mac		6.000%	2/1/29 to 5/1/29	284	291
Freddie Mac		6.000%	4/1/20	1,700	1,756	H
Freddie Mac		6.500%	6/1/32	132	138
Freddie Mac		5.000%	6/1/33 to 8/1/33	51,820	50,844
Government National Mortgage Association		10.000%	11/15/09	1	1
Government National Mortgage Association		8.000%	10/15/16 to 7/15/17	278	301
Government National Mortgage Association		7.500%	10/15/22 to 8/15/32	742	795
Government National Mortgage Association		7.000%	6/15/23 to 5/15/32	764	812
Government National Mortgage Association		6.500%	10/15/23 to 3/15/33	37,623	39,346
Government National Mortgage Association		6.000%	11/15/28 to 5/15/33	17,596	18,106
Government National Mortgage Association		5.500%	1/15/33	334	337
Government National Mortgage Association		5.000%	4/1/35	46,865	46,206	H
Government National Mortgage Association		6.000%	5/1/35	37,190	38,189	H

					1,005,264

Stripped Securities	N.M.
Fannie Mae		9.500%	2/1/17	22	5	F1
Fannie Mae		1,009.500%	2/25/20	0.011	0.3	F1
Fannie Mae		0.000%	5/25/22	222	194F2
Fannie Mae		1,009.250%	8/25/21	1	17	F1
Financing Corporation		0.000%	4/5/19	1,150	560	F2
Freddie Mac		10.000%	3/1/21	167	33	F1
Freddie Mac		0.000%	7/15/22	26	26	F2

					835

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$1,009,570)					1,006,099

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee BondsJ	5.3%

Banking and Finance	N.M.
HSBC Capital Funding LP		4.610%	12/29/49	$1,630	$1,548	B

Banks	0.2%
The Korea Development Bank		4.250%	11/13/07	6,045	5,997	B

Cable	0.1%
Rogers Cable Inc.		5.500%	3/15/14	4,340	3,982

Electric	N.M.
Hydro-Quebec		6.300%	5/11/11	570	617

Foreign Governments	2.8%
Quebec Province		5.500%	4/11/06	200	204	B
Russian Federation		5.000%	3/31/30	51,110	52,362	J
United Mexican States		8.375%	1/14/11	8,970	10,208
United Mexican States		7.500%	4/8/33	36,037	38,199A

					100,973

Insurance	0.1%
Korea Deposit Insurance Corp.		2.500%	12/11/05	2,400	2,640	E

Manufacturing (Diversified)	1.6%
Tyco International Group SA		6.000%	11/15/13	2,300	2,415A
Tyco International Group SA		6.375%	2/15/06	16,600	16,893
Tyco International Group SA		5.800%	8/1/06	10,250	10,465A
Tyco International Group SA		6.750%	2/15/11	430	466
Tyco International Group SA		6.375%	10/15/11	1,230	1,313	B
Tyco International Group SA		7.000%	6/15/28	3,070	3,485	B
Tyco International Group SA		6.875%	1/15/29	17,780	19,930	B

					54,967

Mining	N.M.
Corporacion Nacional del Cobre—Codelco		4.750%	10/15/14	1,750	1,660B

Oil and Gas	0.1%
YPF Sociedad Anonima		7.750%	8/27/07	3,250	3,437

Special Purpose	0.2%
Conoco Funding Company		7.250%	10/15/31	350	431	D
CVRD Finance Ltd.		3.310%	10/15/07	1,968	1,968	B,D
Petronas Capital Ltd.		7.875%	5/22/22	1,340	1,604	B
Petrozuata Finance, Inc.		8.220%	4/1/17	3,950	3,713	B

					7,716

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Yankee Bonds—Continued

Telecommunications	0.2%
British Telecommunications plc		8.375%	12/15/10	$1,755		$2,039
Telecom Italia Capital		5.250%	11/15/13	965		953A
Telecom Italia Capital		4.950%	9/30/14	2,570		2,462B

						5,454

Total Yankee Bonds (Identified Cost—$180,655)						188,991
Municipal Bonds	0.5%
Brazos Higher Education Authority, Inc. 2005-1		3.032%	6/15/42	18,300		18,300

Total Municipal Bonds (Identified Cost—$18,300)						18,300
Preferred Stocks	0.5%
Fannie Mae		7.000%		141	shs	7,785	D
Fannie Mae		5.375%		0.03		2,898	E
General Motors Corporation		5.250%		187		3,492A,E
Home Ownership Funding Corporation		13.331%		6		1,962	B,F
Home Ownership Funding Corporation II		13.338%		5		1,760	B,F

Total Preferred Stocks (Identified Cost—$23,007)						17,897

Total Long-Term Securities (Identified Cost—$3,707,517)						3,700,798
Investment of Collateral From Securities Lending	24.9%
State Street Navigator Securities Lending Prime Portfolio				880,555		880,555

Total Investment of Collateral From Securities Lending (Identified Cost—$880,555)						880,555
Short-Term Securities	19.3%

U.S. Government and Agency Obligations	0.6%
Fannie Mae		0.000%	4/1/05	$10,216		10,216	C,K
Fannie Mae		0.000%	6/29/05	10,691		10,613	C,K
Freddie Mac		0.000%	4/1/05	789		789	C,K

						21,618

Options PurchasedL	0.1%
Eurodollar Futures Call, July 2005, Strike Price $95.00				200M		270
Eurodollar Futures Call, July 2005, Strike Price $96.00				1,581M		1,917
Eurodollar Futures Call, June 2005, Strike Price $95.00				255M		335
Eurodollar Futures Call, October 2005, Strike Price $95.50				270M		361
Eurodollar Futures Call, October 2005, Strike Price $96.00				2,362M		915

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Short-Term Securities—Continued

Options PurchasedL—Continued
Eurodollar Futures Call, October 2005, Strike Price $96.25				69M	$11
Eurodollar Futures Call, October 2005, Strike Price $96.50				69M	4
Eurodollar Futures Put, October 2005, Strike Price $95.00				676M	9
Eurodollar Futures Put, October 2005, Strike Price $96.50				77M	95
U.S. Treasury Note Futures Call, June 2005, Strike Price $105.00				148M	324

					4,241

Repurchase Agreements	18.6%
Goldman, Sachs & Company 2.8%, dated 3/31/05, to be repurchased at $282,453 on 4/1/05 (Collateral: $88,390 Federal Home Loan Bank notes, 4%, due 3/10/08, value $88,044; $200,000 Fannie Mae notes, 4.72%, due 3/15/10, value $200,670)				$282,431	282,431
Merrill Lynch Government Securities, Inc. 2.8%, dated 3/31/05, to be repurchased at $377,189 on 4/1/05 (Collateral: $80,840 Tennessee Valley Authority, 4.875%, due 12/15/16, value $84,830; $250,000 Federal Home Loan Bank notes, 3.5% to 4.13%, due 1/18/07 to 3/10/10, value $248,086; $54,415 Freddie Mac notes, 3.55%, due 12/9/09, value $53,384)				377,160	377,160

					659,591

Total Short-Term Securities (Identified Cost—$689,410)					685,450
Total Investments (Identified Cost—$5,277,482)	148.7%				5,266,803
Obligation to Return Collateral for Securities Loaned	(24.9)%				(880,555)
Other Assets Less Liabilities	(23.8)%				(842,948)

Net Assets	100.0%				$3,543,300

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedL
Eurodollar Futures	June 2005	378	$(251)
Eurodollar Futures	September 2005	6,749	(9,569)
Eurodollar Futures	December 2005	67	(186)

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts Purchased—Continued
U.S. Treasury Bond Futures	June 2005	1,279	$615
U.S. Treasury Note Futures	June 2005	1,212	339

			$(9,052)

Futures Contracts WrittenL
U.S. Treasury Note Futures	June 2005	1,586	$(903)

Options WrittenL
CS First Boston Swaption Call, Strike Price $1.20	June 2005	6,500,000	$2
CS First Boston Swaption Put, Strike Price $1.40	June 2005	6,500,000	14
CS First Boston Swaption Put, Strike Price $3.943	August 2005	78,200,000	(483)
Goldman Sachs Swaption Put, Strike Price $3.9425	August 2005	51,900,000	(321)
U.S. Treasury Bond Futures Call, Strike Price $113.00	June 2005	226	0.1
U.S. Treasury Bond Futures Call, Strike Price $115.00	June 2005	437	375
U.S. Treasury Bond Futures Call, Strike Price $118.00	June 2005	136	88
U.S. Treasury Bond Futures Call, Strike Price $115.00	September 2005	254	(35)
U.S. Treasury Bond Futures Put, Strike Price $108.00	June 2005	462	365
U.S. Treasury Bond Futures Put, Strike Price $114.00	June 2005	91	(179)
U.S. Treasury Note Futures Call, Strike Price $110.00	May 2005	528	87
U.S. Treasury Note Futures Call, Strike Price $108.50	June 2005	378	96
U.S. Treasury Note Futures Call, Strike Price $111.00	June 2005	292	67
U.S. Treasury Note Futures Call, Strike Price $112.00	June 2005	476	222
U.S. Treasury Note Futures Call, Strike Price $113.00	June 2005	776	588
U.S. Treasury Note Futures Call, Strike Price $114.00	June 2005	312	137
U.S. Treasury Note Futures Call, Strike Price $111.00	September 2005	1,058	(12)
U.S. Treasury Note Futures Put, Strike Price $107.00	June 2005	814	245
U.S. Treasury Note Futures Put, Strike Price $107.50	June 2005	443	(249)
U.S. Treasury Note Futures Put, Strike Price $108.00	June 2005	1,055	155
U.S. Treasury Note Futures Put, Strike Price $109.00	June 2005	69	(17)
U.S. Treasury Note Futures Put, Strike Price $111.00	June 2005	260	52

			$1,197

A	All or a portion of these securities is on loan. See Note 4 to the financial statements.
B	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 4.5% of net assets.
C	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
D	Indexed security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2005.
E	Convertible security – Security may be converted into the issuer’s common stock.
F	Stripped security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
G	Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
H	When-issued security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
I	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
J	Stepped coupon security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
K	All or a portion of these securities is collateral to cover futures and options contracts.
L	Options and futures are described in more detail in the notes to financial statements.
M	Represents actual number of contracts.

N.M.—Not meaningful.

See notes to financial statements.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

March 31, 2005

(Amounts in Thousands)

Western Asset Core Plus Bond Portfolio

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	87.6%

Corporate Bonds and Notes	17.6%

Aerospace/Defense	0.2%
L-3 Communications Corp.		7.625%	6/15/12	$912	$969
Lockheed Martin Corporation		7.650%	5/1/16	1,575	1,883
Lockheed Martin Corporation		8.500%	12/1/29	20	27
Northrop Grumman Corporation		4.079%	11/16/06	3,580	3,575
Raytheon Company		6.750%	8/15/07	15	16
Raytheon Company		6.000%	12/15/10	41	43
Raytheon Company		5.500%	11/15/12	75	77
Raytheon Company		5.375%	4/1/13	875	888	A
Systems 2001 Asset Trust		6.664%	9/15/13	2,829	3,067	B

					10,545

Apparel	N.M.
Oxford Industries, Inc.		8.875%	6/1/11	700	742

Automotive	0.5%
Ford Motor Company		7.450%	7/16/31	8,400	7,599	A
General Motors Corporation		8.375%	7/15/33	16,340	13,983	A

					21,582

Banking and Finance	2.4%
Boeing Capital Corporation		5.800%	1/15/13	2,030	2,125	A
European Investment Bank		4.000%	3/3/10	100	98
Ford Motor Credit Company		6.875%	2/1/06	800	811
Ford Motor Credit Company		7.375%	10/28/09	37,300	37,463
Ford Motor Credit Company		7.875%	6/15/10	4,200	4,276	A
Ford Motor Credit Company		7.375%	2/1/11	8,015	7,963
Ford Motor Credit Company		7.250%	10/25/11	5,760	5,684	A
General Motors Acceptance Corporation		6.750%	1/15/06	3,730	3,756
General Motors Acceptance Corporation		3.695%	5/18/06	6,410	6,272	A
General Motors Acceptance Corporation		6.125%	9/15/06	10	10	A
General Motors Acceptance Corporation		6.125%	2/1/07	540	531
General Motors Acceptance Corporation		6.150%	4/5/07	3,330	3,267
General Motors Acceptance Corporation		6.125%	8/28/07	10,990	10,716	A
General Motors Acceptance Corporation		4.375%	12/10/07	20	18
General Motors Acceptance Corporation		5.625%	5/15/09	6,155	5,615
General Motors Acceptance Corporation		7.750%	1/19/10	7,525	7,228	A
General Motors Acceptance Corporation		7.250%	3/2/11	1,120	1,040	A
HSBC Finance Corporation		7.200%	7/15/06	3,750	3,895

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Banking and Finance—Continued
HSBC Finance Corporation		6.400%	6/17/08	$20	$21
HSBC Finance Corporation		6.500%	11/15/08	40	43
HSBC Finance Corporation		8.000%	7/15/10	70	80
HSBC Finance Corporation		6.375%	8/1/10	1,000	1,070
HSBC Finance Corporation		7.000%	5/15/12	160	178
HSBC Finance Corporation		6.375%	11/27/12	520	562
SB Treasury Company LLC		9.400%	12/29/49	360	405	A,B
SLM Corporation		4.090%	4/1/09	10,680	10,544	C

					113,671

Banks	1.6%
Bank of America Corporation		2.550%	8/8/05	23,200	23,199	C
Bank of America Corporation		2.805%	12/9/05	23,100	23,097	C
Bank of America Corporation		5.250%	2/1/07	400	408	A
Bank of America Corporation		7.400%	1/15/11	3,090	3,483
Bank One Corporation		4.125%	9/1/07	2,780	2,783	A
Bank One Corporation		6.000%	8/1/08	150	157
Bank One Corporation		5.900%	11/15/11	2,000	2,099	A
Firstar Bank NA		7.125%	12/1/09	350	386
Royal Bank of Scotland/ New York		2.666%	7/5/06	21,900	21,878	C

					77,490

Cable	0.5%
Comcast Cable Communications, Inc.		6.375%	1/30/06	9,760	9,932	A
Comcast Cable Communications, Inc.		6.750%	1/30/11	680	735	A
Comcast Corporation		6.500%	1/15/15	1,970	2,108	A
Comcast Corporation		7.050%	3/15/33	6,530	7,304	A
Comcast MO of Delaware Inc.		9.000%	9/1/08	1,060	1,194
CSC Holdings Inc.		7.625%	4/1/11	770	801
CSC Holdings Inc.		6.750%	4/15/12	500	496	B
CSC Holdings Inc.		7.875%	2/15/18	260	276
CSC Holdings Inc.		7.625%	7/15/18	650	676	A

					23,522

Casino Resorts	0.1%
Caesars Entertainment Inc.		8.125%	5/15/11	733	812	A
Inn of The Mountain Gods Resort and Casino		12.000%	11/15/10	330	388	A
Mandalay Resort Group		9.500%	8/1/08	80	87
MGM MIRAGE		9.750%	6/1/07	795	855
MGM MIRAGE		8.500%	9/15/10	479	524
MGM MIRAGE		6.750%	9/1/12	815	821
Premier Entertainment Biloxi LLC		10.750%	2/1/12	810	826
Station Casinos, Inc.		6.000%	4/1/12	1,110	1,102

					5,415

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Chemicals	0.1%
FMC Corporation		10.250%	11/1/09	$295	$329
IMC Global Inc.		10.875%	6/1/08	615	704
IMC Global Inc.		11.250%	6/1/11	132	147
IMC Global Inc.		10.875%	8/1/13	460	550
Lyondell Chemical Company		9.625%	5/1/07	836	897
MacDermid, Incorporated		9.125%	7/15/11	1,067	1,144
Westlake Chemical Corporation		8.750%	7/15/11	232	254

					4,025

Computer Services and Systems	0.2%
Electronic Data Systems Corporation		7.125%	10/15/09	10,255	11,022	A
International Business Machines Corporation		4.750%	11/29/12	40	40

					11,062

Containers and Packaging	N.M.
Graphic Packaging International Corp.		9.500%	8/15/13	90	95	A
Solo Cup Company		8.500%	2/15/14	480	480	A

					575

Diversified Financial Services	0.6%
CIT Group Inc.		6.500%	2/7/06	40	41
CIT Group Inc.		5.750%	9/25/07	80	82
Citigroup Global Markets Holdings Inc.		3.050%	12/12/05	12,600	12,606	C
Citigroup Inc.		5.000%	3/6/07	500	507
Citigroup Inc.		4.125%	2/22/10	2,790	2,713
Citigroup Inc.		5.000%	9/15/14	150	147
General Electric Capital Corporation		5.450%	1/15/13	3,715	3,816
Mizuho Preferred Capital Corp. LLC		8.790%	12/29/49	3,380	3,755	B
U.S. Bancorp		3.125%	3/15/08	1,610	1,556
Wells Fargo & Company		3.090%	6/12/06	50	50	C
Wells Fargo & Company		5.000%	11/15/14	2,750	2,724	A

					27,997

Electric	2.4%
Dominion Resources, Inc.		4.125%	2/15/08	460	455
Dominion Resources, Inc.		5.125%	12/15/09	1,260	1,277
Dominion Resources, Inc.		5.700%	9/17/12	3,810	3,951
FirstEnergy Corp.		5.500%	11/15/06	6,840	6,956
FirstEnergy Corp.		6.450%	11/15/11	1,640	1,731
FirstEnergy Corp.		7.375%	11/15/31	15,140	17,149

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Electric—Continued
General Electric Company		5.000%	2/1/13	$9,120	$9,107	A
Niagara Mohawk Power Corporation		7.750%	10/1/08	500	552
Oncor Electric Delivery Company		6.375%	1/15/15	685	738	A
Orion Power Holdings, Inc.		12.000%	5/1/10	1,047	1,272
The AES Corporation		9.500%	6/1/09	2,736	2,993	A
The AES Corporation		9.375%	9/15/10	2,494	2,750	A
The AES Corporation		8.750%	5/15/13	18,838	20,533	B
The AES Corporation		7.750%	3/1/14	33,400	34,485	A
The AES Corporation		9.000%	5/15/15	7,700	8,470	B
The Cleveland Electric Illuminating Company		5.650%	12/15/13	1,495	1,521	A
The Detroit Edison Company		5.200%	10/15/12	10	10

					113,950

Energy	0.6%
Calpine Corporation		7.625%	4/15/06	490	475	A
Calpine Generating Co., LLC		11.169%	4/1/11	710	678	C
Calpine Generating Co., LLC		11.500%	4/1/11	1,240	1,153
Duke Energy Corporation		5.625%	11/30/12	2,010	2,068	A
MidAmerican Energy Holdings Company		5.875%	10/1/12	30	31	A
Pacific Gas and Electric Company		6.050%	3/1/34	7,730	7,937
Peabody Energy Corporation		6.875%	3/15/13	860	886	A
Peabody Energy Corporation		5.875%	4/15/16	880	849
Progress Energy, Inc.		7.100%	3/1/11	110	121
TXU Corp.		6.375%	6/15/06	9,795	10,021
TXU Corp.		6.550%	11/15/34	5,000	4,741	B
TXU Energy Co.		3.420%	1/17/06	1,285	1,285	B,C
TXU Energy Co.		7.000%	3/15/13	10	11	A

					30,256

Environmental Services	0.5%
Waste Management, Inc.		7.000%	10/15/06	2,545	2,648
Waste Management, Inc.		7.125%	10/1/07	1,060	1,124
Waste Management, Inc.		6.875%	5/15/09	8,000	8,609
Waste Management, Inc.		7.375%	8/1/10	6,055	6,748	A
Waste Management, Inc.		7.125%	12/15/17	500	562
Waste Management, Inc.		7.000%	7/15/28	3,010	3,364
Waste Management, Inc.		7.375%	5/15/29	80	93
Waste Management, Inc.		7.750%	5/15/32	750	919

					24,067

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued
Food, Beverage and Tobacco	0.4%
Altria Group, Inc.		7.000%	11/4/13	$4,905	$5,263	A
Altria Group, Inc.		7.750%	1/15/27	5,000	5,707
Nabisco Incorporated		7.550%	6/15/15	3,570	4,211
R.J. Reynolds Tobacco Holdings, Inc.		7.750%	5/15/06	1,080	1,119
R.J. Reynolds Tobacco Holdings, Inc.		6.500%	6/1/07	590	602	A
R.J. Reynolds Tobacco Holdings, Inc.		7.875%	5/15/09	730	785
Sara Lee Corporation		6.250%	9/15/11	30	32
Sara Lee Corporation		3.875%	6/15/13	20	19
Smithfield Foods, Inc.		8.000%	10/15/09	471	499
Smithfield Foods, Inc.		7.000%	8/1/11	370	379

					18,616

Gaming	N.M.
Mohegan Tribal Gaming Authority		8.000%	4/1/12	245	260	A
River Rock Entertainment Authority		9.750%	11/1/11	220	241

					501

Gas and Pipeline Utilities	1.2%
Dynegy Holdings Inc.		8.750%	2/15/12	5,890	5,640	A
Southern Natural Gas Company		8.875%	3/15/10	1,220	1,323	A
Southern Natural Gas Company		8.000%	3/1/32	11,940	12,819
The Williams Companies, Inc.		7.500%	1/15/31	4,113	4,319
The Williams Companies, Inc.		7.750%	6/15/31	530	572
The Williams Companies, Inc.		8.750%	3/15/32	15,130	17,967
Transcontinental Gas Pipe Line Corporation		3.781%	4/15/08	12,000	12,204	B,C

					54,844

Health Care	0.8%
Tenet Healthcare Corporation		6.375%	12/1/11	2,500	2,306	A
Tenet Healthcare Corporation		7.375%	2/1/13	15,939	15,023	A
Tenet Healthcare Corporation		9.875%	7/1/14	17,720	18,429

					35,758

Homebuilding	N.M.
Beazer Homes USA, Inc.		8.375%	4/15/12	210	223
Lennar Corporation		9.950%	5/1/10	286	300	A

					523

Insurance	N.M.
Loews Corporation		8.875%	4/15/11	90	104

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Investment Banking/Brokerage	0.5%
J.P. Morgan Capital Trust II		7.950%	2/1/27	$20	$21	A
J.P. Morgan Chase & Co.		6.000%	2/15/09	10	10
J.P. Morgan Chase & Co.		4.500%	11/15/10	140	138	A
J.P. Morgan Chase & Co.		5.750%	1/2/13	4,430	4,604	A
Lehman Brothers Holdings Inc.		4.000%	1/22/08	6,840	6,751
Lehman Brothers Holdings Inc.		7.000%	2/1/08	160	171
Merrill Lynch & Co., Inc.		3.375%	9/14/07	3,130	3,069
Morgan Stanley		3.625%	4/1/08	90	88
Morgan Stanley		5.300%	3/1/13	4,090	4,113	A
The Goldman Sachs Group, Inc.		6.600%	1/15/12	2,810	3,041
The Goldman Sachs Group, Inc.		4.750%	7/15/13	1,420	1,366

					23,372

Investment Management	N.M.
Dryden Investor Trust		7.157%	7/23/08	1,255	1,311	B

Lodging/Hotels	N.M.
Host Marriott Corporation		7.875%	8/1/08	187	191	A
Starwood Hotels & Resorts Worldwide, Inc.		7.375%	5/1/07	890	919

					1,110

Machinery	N.M.
AGCO Corporation		9.500%	5/1/08	179	188
Case New Holland Incorporated		9.250%	8/1/11	512	545	B
Grant Prideco, Inc.		9.000%	12/15/09	147	159
Terex Corporation		10.375%	4/1/11	185	201	A
Terex Corporation		7.375%	1/15/14	114	116

					1,209

Manufacturing (Diversified)	N.M.
American Achievement Corp.		8.250%	4/1/12	250	259
Procter & Gamble Company		8.500%	8/10/09	90	104
The Gillette Company		2.500%	6/1/08	160	153

					516

Media	1.0%
EchoStar DBS Corporation		5.810%	10/1/08	833	853	C
EchoStar DBS Corporation		6.625%	10/1/14	805	778	B
Lamar Media Corporation		7.250%	1/1/13	989	1,028	A
Liberty Media Corporation		4.510%	9/17/06	12,260	12,423	A,C
Liberty Media Corporation		5.700%	5/15/13	4,775	4,501

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Media—Continued
Liberty Media Corporation		3.750%	2/15/30	$170	$104	D
News America Incorporated		6.750%	1/9/38	200	220
Readers Digest Association, Inc.		6.500%	3/1/11	460	459	A
Time Warner Inc.		6.875%	5/1/12	5,850	6,388	A
Time Warner Inc.		7.625%	4/15/31	440	517
Time Warner Inc.		7.700%	5/1/32	15,480	18,378
Viacom Inc.		5.625%	8/15/12	1,350	1,366	A

					47,015

Medical Care Facilities	0.3%
DaVita, Inc.		6.625%	3/15/13	80	79	B
DaVita, Inc.		7.250%	3/15/15	420	412	B
HCA, Inc.		7.250%	5/20/08	314	332
HCA, Inc.		8.750%	9/1/10	256	288
HCA, Inc.		6.300%	10/1/12	3	3	A
HCA, Inc.		5.750%	3/15/14	2,380	2,272
HCA, Inc.		7.690%	6/15/25	383	394
HCA, Inc.		7.500%	11/6/33	9,540	9,713
Health Care REIT, Inc.		8.000%	9/12/12	128	147
Manor Care, Inc.		7.500%	6/15/06	527	545
Manor Care, Inc.		8.000%	3/1/08	58	63

					14,248

Medical Products	N.M.
Fresenius Medical Care Capital Trust II		7.875%	2/1/08	900	944	A,E
Fresenius Medical Care Capital Trust IV		7.875%	6/15/11	681	737

					1,681

Oil and Gas	1.1%
Amerada Hess Corporation		7.300%	8/15/31	12,380	13,961	A
Amerigas Partners LP		8.875%	5/20/11	30	32
Belden & Blake Corporation		8.750%	7/15/12	270	268	A
Chesapeake Energy Corporation		9.000%	8/15/12	517	570
Chesapeake Energy Corporation		7.500%	9/15/13	670	707
Conoco Inc.		6.950%	4/15/29	4,575	5,454	A
ConocoPhillips		8.750%	5/25/10	3,100	3,668
ConocoPhillips		4.750%	10/15/12	3,180	3,160	A
ConocoPhillips		5.900%	10/15/32	10	11	A
Devon Energy Corporation		7.950%	4/15/32	5,035	6,348	A
El Paso Corporation		0.000%	2/28/21	3,150	1,662	D,F
El Paso Natural Gas Company		8.375%	6/15/32	1,310	1,439

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Oil and Gas—Continued
Pacific Energy Partners		7.125%	6/15/14	$630	$652
Pemex Project Funding Master Trust		8.500%	2/15/08	110	120
Plains Exploration & Production Company		7.125%	6/15/14	1,010	1,055	A
Pride International, Inc.		7.375%	7/15/14	1,440	1,526	A
Seariver Maritime Inc.		0.000%	9/1/12	70	49F
Sonat Inc.		7.625%	7/15/11	3,000	2,962
Suburban Propane Partners LP		6.875%	12/15/13	1,120	1,103	B
Suburban Propane Partners LP		6.875%	12/15/13	350	345	A
Vintage Petroleum, Inc.		7.875%	5/15/11	340	360	A
Vintage Petroleum, Inc.		8.250%	5/1/12	661	716
XTO Energy, Inc.		7.500%	4/15/12	691	792
XTO Energy, Inc.		6.250%	4/15/13	2,317	2,489	A

					49,449

Paper and Forest Products	0.1%
Georgia-Pacific Corp.		7.500%	5/15/06	200	204
Georgia-Pacific Corp.		8.875%	2/1/10	245	274
Georgia-Pacific Corp.		8.125%	5/15/11	9	10
Georgia-Pacific Corp.		9.500%	12/1/11	191	225	A
Georgia-Pacific Corp.		9.375%	2/1/13	12	13	A
Georgia-Pacific Corp.		7.700%	6/15/15	176	193
International Paper Company		5.500%	1/15/14	3,320	3,377	A
Weyerhaeuser Company		6.750%	3/15/12	2,235	2,455

					6,751

Pharmaceuticals	0.2%
AmerisourceBergen Corporation		8.125%	9/1/08	946	1,015
Bristol-Myers Squibb Company		5.750%	10/1/11	8,840	9,233
Omnicare, Inc.		8.125%	3/15/11	709	746

					10,994

Photo Equipment and Supplies	0.1%
Eastman Kodak Company		7.250%	11/15/13	3,445	3,601	A

Real Estate	0.1%
Forest City Enterprises, Inc.		7.625%	6/1/15	360	384
Forest City Enterprises, Inc.		6.500%	2/1/17	597	603
La Quinta Properties, Inc.		7.000%	8/15/12	220	223
Ventas Realty, Limited Partnership		8.750%	5/1/09	770	837
Ventas Realty, Limited Partnership		9.000%	5/1/12	420	477
Ventas Realty, Limited Partnership		6.625%	10/15/14	50	50

					2,574

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Retail	0.2%
Target Corporation		4.000%	6/15/13	$5,340	$5,009	A
Toys “R” Us, Inc.		7.375%	10/15/18	2,226	1,859	A
Wal-Mart Stores, Inc.		4.125%	2/15/11	3,160	3,061	A

					9,929

Special Purpose	1.4%
AAC Group Holding Corporation		0.000%	10/1/12	980	705	B,G
Air 2 US Series A		8.027%	10/1/19	179	162	B
American General Finance Corporation		3.092%	3/23/07	18,300	18,292C
Anadarko Finance Company		6.750%	5/1/11	240	264
ChevronTexaco Capital Company		3.500%	9/17/07	20	20
DaimlerChrysler NA Holding Corporation		4.050%	6/4/08	1,130	1,097
DaimlerChrysler NA Holding Corporation		7.200%	9/1/09	620	667
DaimlerChrysler NA Holding Corporation		7.300%	1/15/12	3,315	3,615	A
DaimlerChrysler NA Holding Corporation		6.500%	11/15/13	1,290	1,342
Di Finance Corporation		9.500%	2/15/13	1,100	1,068	B
Entercom Capital Inc.		7.625%	3/1/14	565	588
John Deere Capital Corporation		7.000%	3/15/12	80	90
Patrons’ Legacy 2003 IV		5.775%	12/23/63	6,600	6,631	B
Philip Morris Capital Corporation		7.500%	7/16/09	190	204
Rabobank Capital Funding Trust III		5.254%	12/29/49	2,820	2,793	B
Sensus Metering Systems Inc.		8.625%	12/15/13	890	910
Sithe Independence Funding Corporation		9.000%	12/30/13	410	458
Sprint Capital Corporation		4.780%	8/17/06	4,725	4,754G
Sprint Capital Corporation		6.000%	1/15/07	9,220	9,478
Sprint Capital Corporation		6.125%	11/15/08	130	136	A
Sprint Capital Corporation		8.375%	3/15/12	3,295	3,851	A
TCI Communications Financing III		9.650%	3/31/27	1,480	1,673
Texaco Capital Inc.		5.500%	1/15/09	1,600	1,661
Toyota Motor Credit Corporation		2.800%	1/18/06	150	149
UGS Corporation		10.000%	6/1/12	400	442	B
Unilever Capital Corporation		7.125%	11/1/10	1,450	1,624
Verizon Global Funding Corp.		6.875%	6/15/12	2,130	2,346
Verizon Global Funding Corp.		7.375%	9/1/12	2,645	3,001	A

					68,021

Telecommunications	0.2%
Cincinnati Bell Inc.		7.250%	7/15/13	1,040	1,035	A
Cincinnati Bell Inc.		7.000%	2/15/15	903	858	B
Qwest Communications International Inc.		6.294%	2/15/09	1,745	1,758	A,B,C
Qwest Corporation		5.625%	11/15/08	3,860	3,831	A
Qwest Corporation		9.125%	3/15/12	1,260	1,370	B

					8,852

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Telecommunications (Cellular/Wireless)	0.1%
New Cingular Wireless Services Inc.		7.350%	3/1/06	$3,000	$3,093
Nextel Communications, Inc.		5.950%	3/15/14	493	490
Nextel Communications, Inc.		7.375%	8/1/15	1,720	1,817

					5,400

Transportation	0.2%
Continental Airlines, Inc.		6.545%	2/2/19	1,236	1,205
Delta Air Lines, Inc.		6.619%	3/18/11	1,788	1,718
Delta Air Lines, Inc.		6.417%	7/2/12	40	42
Delta Air Lines, Inc.		6.718%	7/2/24	2,418	2,514
Horizon Lines, LLC		9.000%	11/1/12	1,085	1,155	B
Kansas City Southern Railway		9.500%	10/1/08	558	608
Norfolk Southern Corporation		6.200%	4/15/09	20	21

					7,263

Total Corporate Bonds and Notes (Identified Cost—$821,972)					838,541
Asset-Backed Securities	2.3%

Fixed Rate Securities	0.5%
Bay View Auto Trust 2003-LJ1		3.440%	4/25/12	300	294
Conseco Finance Securitizations Corp. 2000-4		8.310%	5/1/32	2,200	1,849
Conseco Finance Securitizations Corp. 2000-6		6.770%	9/1/32	1,610	1,633
Contimortgage Home Equity Loan Trust 1997-4		7.330%	10/15/28	1,433	1,041
Green Tree Financial Corporation 1992-2		9.150%	1/15/18	425	368
Green Tree Financial Corporation 1993-2		8.000%	7/15/18	1,132	1,100
Green Tree Financial Corporation 1996-5		8.000%	7/15/27	6,135	1,022
Green Tree Home Improvement Loan Trust 1996-A		7.400%	2/15/26	802	706
Green Tree Home Improvement Loan Trust 1997-D		7.450%	9/15/28	1,136	1,137
Lehman ABS Manufactured Housing Contract 2001-B A3		4.350%	5/15/14	4,011	3,883
Lehman ABS Manufactured Housing Contract 2001-B A6		6.467%	8/15/28	3,932	4,059
Pegasus Aviation Lease Securitization 2000-1		8.370%	3/25/30	2,500	1,661	B
Residential Asset Mortgage Products, Inc.		7.500%	7/25/32	3,758	3,966
UCFC Home Equity Loan Trust 1998-C		5.935%	1/15/30	51	51
Vanderbilt Mortgage Finance 1996-A		8.150%	5/7/26	567	587
Vanderbilt Mortgage Finance 1997-B		8.155%	10/7/26	250	262
Vanderbilt Mortgage Finance 1997-C		7.830%	8/7/27	500	514

					24,133

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities—Continued

Indexed SecuritiesC	1.8%
Advanta Revolving Home Equity Loan Trust 2000-A		3.100%	8/25/24	$900	$901
AFC Home Equity Loan Trust 2002-2		3.150%	6/25/30	1,552	1,557
Argent NIM Trust 2003-N1		3.120%	8/25/08	791	791	B
Asset Backed Securities Corporation Home Equity Loan Trust 2001 HE3		3.080%	11/15/31	1,011	1,011
CDC Mortgage Capital Trust 2002-HE1		3.160%	1/25/33	1,548	1,551
CDC Mortgage Capital Trust 2003-HE1		3.180%	8/25/33	377	377
Centex Home Equity 2000-C		3.090%	10/25/30	239	239
Centex Home Equity 2002-D		3.290%	12/25/32	801	802
Chase USA Master Trust 2000-2 A		2.980%	4/15/09	110	110
Citibank Credit Card Issuance Trust 2002-C1		3.760%	2/9/09	2,040	2,066
Conseco Finance 2000-C		3.180%	12/15/29	115	115
Countrywide Asset-Backed Certificates 2001-BC2		3.100%	7/25/31	175	175
Countrywide Asset-Backed Certificates 2002-BC1		3.180%	4/25/32	547	548
Countrywide Asset-Backed Certificates 2003-1		3.190%	6/25/33	2,084	2,091
Countrywide Asset-Backed Certificates 2003-BC3		3.160%	9/25/33	10,108	10,113
Countrywide Home Equity Loan Trust 2002-F		3.160%	11/15/28	2,738	2,755
DaimlerChrysler Master Owner Trust 2002-A		2.870%	5/15/07	60	60
Fannie Mae Grantor Trust 2002-T15		3.050%	11/26/32	3,501	3,498
Fleet Home Equity Loan Trust 2003-1		3.100%	1/20/33	12,371	12,384
Household Home Equity Loan Trust 2002-3		3.300%	7/20/32	316	316
Irwin Home Equity Loan Trust 2003-1		3.350%	8/20/12	17	17
Option One Mortgage Loan Trust 2000-2		3.430%	6/25/30	150	150
Option One Mortgage Loan Trust 2003-1		3.270%	2/25/33	54	54
Pass-Through Amortizing Credit Card Trust 2002-1A		3.580%	6/18/12	16	16	B
Provident Bank Home Equity Loan Trust 2000-2		3.120%	8/25/31	811	813
Providian Gateway Master Trust 2002-B		3.510%	6/15/09	14,970	15,043	B
Residential Asset Mortgage Products, Inc. 2003-RS4		3.180%	5/25/33	7,133	7,153
Residential Funding Mortgage Secs II 2003-HS3		3.140%	8/25/33	130	130
Salomon Brothers Mortgage Securities VII 2002-CIT1		3.150%	3/25/32	2,775	2,783
Southern Pacific Secured Assets Corporation 1998-2		3.020%	7/25/29	57	57
Vanderbilt Mortgage Finance 1999-D		5.996%	1/7/30	4,100	4,111
Wachovia Asset Securitization, Inc. 2002-HE1		3.220%	9/27/32	3,325	3,330
Wachovia Asset Securitization, Inc. 2002-HE2		3.280%	12/25/32	313	315

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities—Continued

Indexed Securities—Continued
Wachovia Asset Securitization, Inc. 2003-HE1		3.140%	3/25/33	$119	$120
William Street Funding Corporation 2003-1		2.993%	4/23/06	10,100	10,107	B

					85,659

Stripped Securities	N.M.
Diversified REIT Trust 2001-1		0.729%	3/8/10	15,164	408	B,H1
Oakwood Mortgage Investors Inc. 2001-E		6.000%	11/15/09	6,675	1,141	H1

					1,549

Total Asset-Backed Securities (Identified Cost—$111,683)					111,341
Mortgage-Backed Securities	3.7%

Fixed Rate Securities	1.4%
Asset Securitization Corporation 1996-D2		6.920%	2/14/29	7,094	7,252
Banc of America Funding Corporation 2003-1		6.000%	5/20/33	1,062	1,069
Blackrock Capital Finance L.P. 1997-R3		7.220%	11/25/28	130	132	B
Commercial Mortgage Asset Trust 1999-C2		7.546%	11/17/32	330	364
Criimi Mae Commercial Mortgage Trust 1998-C1		7.000%	6/2/33	680	713	B
FFCA Secured Lending Corporation 1999-1A		6.370%	9/18/25	104	105	B
GMAC Commercial Mortgage Securities Inc. 1998-C1		6.700%	5/15/30	10,800	11,386
GMAC Commercial Mortgage Securities Inc. 1999-C2		6.945%	9/15/33	340	367
GS Mortgage Securities Corporation II 1998-C1		6.620%	10/18/30	5,500	5,821
J.P. Morgan Commercial Mortgage Finance Corporation 1999-C8		7.400%	7/15/31	2,000	2,189
MASTR Reperforming Loan Trust 2005-1		7.000%	8/25/34	15,263	15,950	B
MASTR Reperforming Loan Trust 2005-1		6.000%	3/25/35	9,937	10,136	B
Nomura Asset Securities Corporation 1996-MD5		7.120%	4/13/39	2,000	2,062
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	4,248	4,173
Structured Asset Securities Corporation 1996-CFL		7.750%	2/25/28	2,859	2,991

					64,710

Indexed SecuritiesC	2.3%
Chase Commercial Mortgage Securities Corporation 2000-FL1A		3.080%	12/12/13	1,428	1,427	B
Countrywide Home Loans 2005-9		3.150%	5/25/35	28,890	28,883
CS First Boston Mortgage Securities Corp. 2003-TFLA1		3.080%	4/15/13	664	664	B

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Government National Mortgage Association 2001-36		3.250%	8/20/31	$7	$7
Impac CMB Trust 2002-1		3.170%	3/25/32	1,724	1,724
Impac CMB Trust 2002-5		3.220%	7/25/32	1,009	1,009
Impac CMB Trust 2003-4 1A1		3.170%	10/25/33	1,915	1,918
Impac CMB Trust 2003-5 A1		3.180%	8/25/33	2,071	2,076
Impac CMB Trust 2003-7 A		3.170%	8/25/33	5,397	5,413
Medallion Trust 2000-2G		3.240%	12/18/31	619	619
MLCC Mortgage Investors, Inc. 2003-B		3.190%	4/25/28	15,228	15,324
MSDWCC Heloc Trust 2005-1		3.040%	7/25/17	6,873	6,874
Sequoia Mortgage Trust 4		3.210%	11/22/24	38	38
Washington Mutual Mortgage Securities Corporation 2005-AR6 2A1A		3.050%	4/25/35	43,650	43,650
Westpac Securitization Trust 1999-1G		3.048%	5/19/30	127	127

					109,753

Stripped Securities	N.M.
Commercial Capital Access One, Inc. 2		1,200.000%	11/15/27	2,734	1,230H1
FFCA Secured Lending Corporation 1999-1A		1.655%	9/18/25	670	27	B,H1
GMAC Commercial Mortgage Securities Inc. 1999-CTL1		0.871%	12/15/16	1,667	21	B,H1
LB-UBS Commercial Mortgage Trust 2001-C3		0.981%	6/15/36	5,379	252	B,H1

					1,530

Total Mortgage-Backed Securities (Identified Cost—$176,655)					175,993
U.S. Government and Agency Obligations	37.1%

Fixed Rate Securities	24.2%
Fannie Mae		2.690%	9/15/05	40,000	39,985
Fannie Mae		3.125%	12/15/07	35,000	34,076	A
Federal Home Loan Bank		4.875%	11/15/06	100	101
Federal Home Loan Bank		3.500%	11/15/07	100	98
Federal Home Loan Bank		5.875%	11/15/07	750	783
Tennessee Valley Authority		6.250%	12/15/17	40	45
Tennessee Valley Authority		6.750%	11/1/25	1,670	2,008
Tennessee Valley Authority		7.125%	5/1/30	840	1,068	A
United States Treasury Bonds		6.250%	8/15/23	520	606	A
United States Treasury Bonds		6.250%	5/15/30	31,270	37,570	A
United States Treasury Notes		1.500%	7/31/05	7,590	7,555
United States Treasury Notes		1.875%	12/31/05	4,840	4,790	A
United States Treasury Notes		3.000%	12/31/06	11,784	11,634	A

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government and Agency Obligations—Continued

Fixed Rate Securities—Continued
United States Treasury Notes		3.125%	1/31/07	26,140	25,844	A
United States Treasury Notes		2.250%	2/15/07	66,440	64,628	A
United States Treasury Notes		3.125%	5/15/07	12,070	11,900	A
United States Treasury Notes		3.375%	2/15/08	125,690	123,805	A
United States Treasury Notes		2.625%	3/15/09	6,940	6,576	A
United States Treasury Notes		4.000%	6/15/09	103,495	103,062	A
United States Treasury Notes		3.500%	8/15/09	36,100	35,221	A
United States Treasury Notes		3.375%	10/15/09	5,910	5,722	A
United States Treasury Notes		3.500%	11/15/09	225	219
United States Treasury Notes		3.500%	12/15/09	250,000	242,842	A
United States Treasury Notes		3.625%	1/15/10	10,820	10,561
United States Treasury Notes		3.500%	2/15/10	131,960	128,078	A
United States Treasury Notes		4.000%	3/15/10	211,260	209,610	A
United States Treasury Notes		4.250%	8/15/13	140	138	A
United States Treasury Notes		4.000%	2/15/15	43,355	41,655

					1,150,180

Indexed SecuritiesI	12.3%
United States Treasury Inflation-Protected Security		3.375%	1/15/07	184,434	193,619	A
United States Treasury Inflation-Protected Security		3.625%	1/15/08	3,588	3,859
United States Treasury Inflation-Protected Security		3.875%	1/15/09	27,580	30,415	A
United States Treasury Inflation-Protected Security		4.250%	1/15/10	20,956	23,856	A
United States Treasury Inflation-Protected Security		0.875%	4/15/10	202,158	197,747	A
United States Treasury Inflation-Protected Security		3.375%	1/15/12	11,620	13,041	A
United States Treasury Inflation-Protected Security		1.875%	7/15/13	20,100	20,451	A
United States Treasury Inflation-Protected Security		2.000%	1/15/14	4,159	4,257	A
United States Treasury Inflation-Protected Security		2.000%	7/15/14	9,226	9,424	A
United States Treasury Inflation-Protected Security		1.625%	1/15/15	9,847	9,701	A
United States Treasury Inflation-Protected Security		2.375%	1/15/25	34,729	37,355	A
United States Treasury Inflation-Protected Security		3.625%	4/15/28	24,605	32,343	A
United States Treasury Inflation-Protected Security		3.875%	4/15/29	5,817	8,000	A

					584,068

Stripped Securities	0.6%
United States Treasury Bonds		0.000%	11/15/21	42,720	18,738	H2
United States Treasury Bonds		0.000%	2/15/23	1,420	583H2
United States Treasury Bonds		0.000%	8/15/27	1,520	504	A,H2
United States Treasury Bonds		0.000%	11/15/27	26,920	8,827	H2

					28,652

Total U.S. Government and Agency Obligations (Identified Cost—$1,763,271)					1,762,900

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
U.S. Government Agency Mortgage- Backed Securities	17.5%

Fixed Rate Securities	17.5%
Fannie Mae		6.500%	5/1/14 to 6/1/32	$6,529	$6,803
Fannie Mae		6.000%	5/1/16 to 7/1/32	4,534	4,658
Fannie Mae		5.500%	1/1/17 to 5/1/34	46,483	46,772
Fannie Mae		9.500%	11/1/21	3	3
Fannie Mae		7.000%	8/1/29 to 7/1/32	8,956	9,447
Fannie Mae		7.500%	11/1/29	47	50
Fannie Mae		5.000%	4/1/35	78,500	76,734J
Fannie Mae		6.000%	4/1/35	205,475	209,970J
Fannie Mae		6.500%	4/1/35	107,800	111,842J
Freddie Mac		5.500%	12/1/13	149	152
Freddie Mac		7.000%	10/1/16 to 4/1/32	3,202	3,374
Freddie Mac		6.000%	4/1/20	12,200	12,600J
Freddie Mac		6.500%	7/1/29	714	744
Freddie Mac		5.500%	4/1/35	1,650	1,654J
Government National Mortgage Association		9.500%	1/15/06	15	16
Government National Mortgage Association		7.500%	3/15/23 to 9/15/31	455	489
Government National Mortgage Association		7.000%	7/15/23 to 7/15/31	1,617	1,712
Government National Mortgage Association		6.500%	4/15/28 to 4/15/33	35,923	37,575
Government National Mortgage Association		6.000%	1/15/29 to 7/15/33	45,228	46,520
Government National Mortgage Association		8.000%	12/15/30 to 1/15/31	49	52
Government National Mortgage Association		5.500%	7/15/33	9,259	9,354
Government National Mortgage Association		5.000%	4/1/35	159,300	157,060J
Government National Mortgage Association		6.000%	5/1/35	92,690	95,181J

					832,762

Stripped Securities	N.M.
Financing Corporation		0.000%	11/30/17	1,250	659H2
Financing Corporation		0.000%	4/5/19	320	156H2

					815

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$835,714)					833,577

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee BondsK	7.8%

Banks	N.M.
KFW Kreditanstalt fuer Wiederaufbau		2.375%	9/25/06	240	235	A
The Korea Development Bank		4.250%	11/13/07	200	199
The Korea Development Bank		5.500%	11/13/12	60	61

					495

Cable	N.M.
Rogers Cable Inc.		7.875%	5/1/12	687	728

Chemicals	N.M.
Rhodia SA		10.250%	6/1/10	650	709	A

Containers and Packaging	N.M.
Cascades Inc.		7.250%	2/15/13	753	772	A

Diversified Financial Services	N.M.
Pemex Finance LTD.		9.030%	2/15/11	10	11

Electric	0.1%
Empresa Nacional de Electricidad S.A.		8.350%	8/1/13	1,700	1,906
Hydro-Quebec		6.300%	5/11/11	1,720	1,860

					3,766

Foreign Governments	5.4%
Federative Republic of Brazil		14.500%	10/15/09	14,720	18,489	A
Federative Republic of Brazil		12.000%	4/15/10	3,240	3,791	A
Federative Republic of Brazil		3.125%	4/15/12	5,453	5,119	A,C
Federative Republic of Brazil		8.000%	4/15/14	27,285	27,012	A
Federative Republic of Brazil		11.000%	8/17/40	4,036	4,492	A
Province of British Columbia		4.300%	5/30/13	180	176
Province of Ontario		3.500%	9/17/07	110	108	A
Republic of Bulgaria		8.250%	1/15/15	4,060	4,913	B
Republic of Bulgaria		8.250%	1/15/15	6,090	7,422
Republic of Colombia		10.500%	7/9/10	2,230	2,453
Republic of Colombia		11.750%	2/25/20	3,185	3,790	A
Republic of Panama		9.625%	2/8/11	2,733	3,088
Republic of Panama		10.750%	5/15/20	2,127	2,637
Republic of Panama		9.375%	1/16/23	930	1,042
Republic of Peru		5.000%	3/7/17	6,109	5,712	G
Republic of Peru		5.000%	3/7/17	43	40	B,G
Republic of Peru		8.750%	11/21/33	3,670	3,817

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee Bonds—Continued

Foreign Governments—Continued
Russian Federation		8.250%	3/31/10	$510	$549
Russian Federation		5.000%	3/31/30	79,060	80,997	G
United Mexican States		8.375%	1/14/11	14,550	16,558
United Mexican States		11.500%	5/15/26	9,330	14,112	A
United Mexican States		7.500%	4/8/33	48,715	51,638	A

					257,955

Insurance	0.1%
Foundation Re Ltd.		6.910%	11/24/08	2,150	2,150	B,C
Korea Deposit Insurance Corp.		2.500%	12/11/05	2,500	2,750	D
Oil Insurance Ltd		5.150%	8/15/33	35	35	B
Residential Reinsurance LTD		7.810%	6/1/05	850	857	B,C

					5,792

Manufacturing (Diversified)	1.3%
Tyco International Group SA		6.375%	2/15/06	10,250	10,431
Tyco International Group SA		5.800%	8/1/06	10,250	10,465
Tyco International Group SA		6.125%	11/1/08	100	105
Tyco International Group SA		6.750%	2/15/11	460	499	A
Tyco International Group SA		6.375%	10/15/11	5,580	5,957
Tyco International Group SA		7.000%	6/15/28	145	165
Tyco International Group SA		6.875%	1/15/29	28,200	31,609	A

					59,231

Media	N.M.
Shaw Communications Inc.		8.250%	4/11/10	27	30
Shaw Communications Inc.		7.250%	4/6/11	630	672	A
Shaw Communications Inc.		7.200%	12/15/11	395	422

					1,124

Mining	0.1%
Corporacion Nacional del Cobre—Codelco		4.750%	10/15/14	2,590	2,457	B

Oil and Gas	0.1%
Gazprom		9.625%	3/1/13	990	1,131	B
Gazprom		9.625%	3/1/13	330	377
Western Oil Sands Inc.		8.375%	5/1/12	1,198	1,364
YPF Sociedad Anonima		7.750%	8/27/07	1,000	1,057	A

					3,929

Publishing	N.M.
Sun Media Corporation		7.625%	2/15/13	565	588

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee Bonds—Continued

Services	N.M.
Compagnie Generale de Geophysique S.A.		10.625%	11/15/07	$424	$447

Special Purpose	0.5%
Arcel Finance		5.984%	2/1/09	7,918	8,124	B
Aries Vermogensverwaltungs		9.600%	10/25/14	2,250	2,705A,B
Conoco Funding Company		7.250%	10/15/31	810	996
Eircom Funding		8.250%	8/15/13	900	979A
HSBC Capital Funding LP		4.610%	12/29/09	2,090	1,985B
General Motors Nova Scotia Finance Company		6.850%	10/15/08	1,550	1,488
Petrozuata Finance, Inc.		8.220%	4/1/17	5,220	4,907B

					21,184

Telecommunications	0.2%
British Telecommunications plc		8.375%	12/15/10	1,145	1,330
INTELSAT		6.500%	11/1/13	1,208	969A
Telecom Italia Capital S.p.A		5.250%	11/15/13	1,260	1,245A
Telecom Italia Capital S.p.A		4.950%	9/30/14	3,730	3,573A,B

					7,117

Telecommunications (Cellular/Wireless)	N.M.
Rogers Wireless Communications Inc.		6.375%	3/1/14	900	873
Rogers Wireless Communications Inc.		7.500%	3/15/15	420	434

					1,307

Transportation	N.M.
Teekay Shipping Corporation		8.875%	7/15/11	1,319	1,471

Total Yankee Bonds (Identified Cost—$343,368)					369,083
Foreign Government Obligations	0.8%
Government of Canada		5.250%	6/1/12	45,000L	39,677

Total Foreign Government Securities (Identified Cost—$35,285)					39,677
Foreign Corporate Bonds	0.3%
General Motors Corporation		8.375%	7/5/33	9,520M	10,758A
Stadshypotek AB		6.000%	3/18/09	9,000N	1,401

Total Foreign Corporate Bonds (Identified Cost—$13,622)					12,159

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Preferred Stocks	0.5%
Fannie Mae		7.00%		211	shs	$11,696C
Fannie Mae		5.375%		0.044		4,112
General Motors Corporation		5.250%		382		7,140D
Home Ownership Funding Corporation		13.331%		2		528	B,G
Home Ownership Funding Corporation II		13.338%		1		458	B,G

Total Preferred Stocks (Identified Cost—$24,368)						23,934
Options PurchasedO	N.M.
BellSouth Telecommunications Inc. Call, July 2006, Strike Price $97.72				500	Q	3
International Business Machines Corporation Call, July 2006, Strike Price $99.90				500	Q	5

Total Options Purchased (Identified Cost—$18)						8

Total Long-Term Securities (Identified Cost—$4,125,956)						4,167,213
Investment of Collateral From Securities Lending	26.0%
State Street Navigator Securities Lending Prime Portfolio				1,235,698	shs	1,235,698

Total Investment of Collateral From Securities Lending (Identified Cost—$1,235,698)						1,235,698
Short-Term Securities	22.1%

U.S. Government and Agency Obligations	0.8%
Fannie Mae		0.000%	4/1/05	$20,305		20,305F,P
Fannie Mae		0.000%	6/29/05	20,305		20,157F

						40,462

Options PurchasedO	0.3%
Eurodollar Futures Call, July 2005, Strike Price $95.00				302Q		408
Eurodollar Futures Call, July 2005, Strike Price $96.00				2,777Q		3,367
Eurodollar Futures Call, June 2005, Strike Price $95.00				354Q		465
Eurodollar Futures Call, October 2005, Strike Price $95.50				382Q		511
Eurodollar Futures Call, October 2005, Strike Price $96.00				3,285Q		1,273
Eurodollar Futures Call, October 2005, Strike Price $96.25				101Q		15
Eurodollar Futures Call, October 2005, Strike Price $96.50				101Q		6

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	PAR/ SHARES	VALUE
Short-Term Securities—Continued

Options Purchased—Continued
Eurodollar Futures Put, October 2005, Strike Price $95.00		4,847Q	$60
Eurodollar Futures Put, October 2005, Strike Price $96.5		106Q	131
LIBOR Futures Call, September 2005, Strike Price EUR 93.25		1,410Q	5,723
U. S. Treasury Note Futures Call, June 2005, Strike Price $105.00		489Q	1,070

			13,029

Repurchase Agreements	21.0%
Goldman, Sachs & Company 2.8%, dated 3/31/05, to be repurchased at $596,318 on 4/1/05 (Collateral: $500,000 Freddie Mac notes, 4.11%, due 2/16/10, value $492,569; $117,510 Federal Home Loan Bank bonds, 1.2%, due 4/1/05, value, $118,949)		$596,272	596,272
Merrill Lynch Government Securities, Inc. 2.8%, dated 3/31/05, to be repurchased at $402,742 on 4/1/05 (Collateral: $823,575 Resolution Funding Corp. principal-only securities, due 10/15/18 to 7/15/20, value $387,486; $44,655 Financing Corp. principal-only securities, due 2/8/18, value $23,276)		402,711	402,711

			998,983

Total Short-Term Securities (Identified Cost—$1,057,052)			1,052,474
Total Investments (Identified Cost—$6,418,706)	135.7%		6,455,385
Obligation to Return Collateral for Securities Loaned	(26.0)%		(1,235,698)
Other Assets Less Liabilities	(9.7)%		(463,548)

Net Assets	100.0%		$4,756,139

	EXPIRATION DATE	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedO
LIBOR Futures	September 2005	209	$(95)
Australian Dollar Futures	June 2005	76	(141)
Canadian Dollar Futures	June 2005	430	(212)
Euribor Futures	September 2005	200	132
Eurodollar Futures	June 2005	524	(346)
Eurodollar Futures	September 2005	9,648	(13,502)
Eurodollar Futures	December 2005	94	(173)
Japanese Yen Futures	June 2005	482	(1,478)

Annual Report to Shareholders

	EXPIRATION DATE	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts Purchased—Continued
U.K. Treasury Bond Futures	June 2005	51	$39
U.S. Treasury Bond Futures	June 2005	243	515
U.S. Treasury Note Futures	June 2005	2,995	322
U.S. Treasury Note Futures	June 2005	272	122

			$(14,817)

Futures Contracts WrittenO
British Pound Futures	June 2005	25	$52
Euro Currency Futures	June 2005	1,068	6,248

			$6,300

Options WrittenO
Credit Suisse First Boston Swaption Call, Strike Price $1.20	June 2005	9,000,000	$2
Credit Suisse First Boston Swaption Put, Strike Price $1.40	June 2005	9,000,000	19
Credit Suisse First Boston Swaption Put, Strike Price $3.943	August 2005	108,600,000	(670)
Euro Currency Futures Call, Strike Price $1.34	June 2005	50	86
Euro Currency Futures Call, Strike Price $1.32	July 2005	425	91
Euro Currency Futures Call, Strike Price $1.35	July 2005	50	75
Euro Currency Futures Put, Strike Price $1.28	July 2005	50	0.3
Euro Currency Futures Put, Strike Price $1.30	July 2005	75	(72)
Euro Currency Futures Put, Strike Price $1.32	July 2005	25	(52)
Goldman Sachs Swaption Put, Strike Price $3.9425	August 2005	73,500,000	(454)
Japanese Yen Futures Call, Strike Price $96.00	July 2005	200	249
Japanese Yen Futures Call, Strike Price $99.00	July 2005	40	33
U.S. Treasury Bond Futures Call, Strike Price $113.00	May 2005	310	0.2
U.S. Treasury Bond Futures Call, Strike Price $118.00	May 2005	202	130
U.S. Treasury Bond Futures Call, Strike Price $115.00	June 2005	640	550
U.S. Treasury Bond Futures Call, Strike Price $115.00	September 2005	347	(47)
U.S. Treasury Bond Futures Put, Strike Price $108.00	June 2005	678	541
U.S. Treasury Bond Futures Put, Strike Price $111.00	June 2005	372	74
U.S. Treasury Bond Futures Put, Strike Price $114.00	June 2005	139	(276)
U.S. Treasury Note Futures Call, Strike Price $110.00	May 2005	730	120
U.S. Treasury Note Futures Call, Strike Price $113.00	May 2005	1,100	834
U.S. Treasury Note Futures Call, Strike Price $114.00	May 2005	455	201
U.S. Treasury Note Futures Call, Strike Price $108.50	June 2005	521	132
U.S. Treasury Note Futures Call, Strike Price $110.00	June 2005	421	96
U.S. Treasury Note Futures Call, Strike Price $111.00	September 2005	2,478	(146)
U.S. Treasury Note Futures Call, Strike Price $112.00	June 2005	700	326
U.S. Treasury Note Futures Put, Strike Price $107.00	June 2005	1,158	349
U.S. Treasury Note Futures Put, Strike Price $107.50	June 2005	633	(356)

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Core Plus Bond Portfolio—Continued

	EXPIRATION DATE	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Options Written—Continued
U.S. Treasury Note Futures Put, Strike Price $108.00	June 2005	1,476	$216
U.S. Treasury Note Futures Put, Strike Price $109.00	June 2005	98	(23)

			$2,028

A	All or a portion of these securities is on loan. See Note 4 to the financial statements.
B	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 3.5% of net assets.
C	Indexed security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (‘LIBOR”) or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2005.
D	Convertible security – Security may be converted into the issuer’s common stock.
E	Unit – A security which consists of a bond and warrants to purchase the stock of the issuer.
F	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
G	Stepped coupon security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
H	Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
I	Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
J	When issued security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
K	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
L	Denominated in Canadian dollars.
M	Denominated in Euro currency.
N	Denominated in Swedish krona.
O	Options and futures are described in more detail in the notes to financial statements.
P	All or a portion of this security is collateral to cover futures and options contracts.
Q	Par represents actual number of contracts.
N.M.	– Not meaningful.

See notes to financial statements.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

March 31, 2005

(Amounts in Thousands)

Western Asset Inflation Indexed Plus Bond Portfolio

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	103.6%

Corporate Bonds and Notes	2.6%
Allstate Life Global Funding Trust		4.000%	4/2/07	$4,600	$4,598	A
J.P. Morgan & Co. Incorporated		5.342%	2/15/12	2,690	2,974	A
Merrill Lynch & Co., Inc.		4.056%	3/12/07	4,600	4,561	A

Total Corporate Bonds and Notes (Identified Cost—$11,832)					12,133
Asset-Backed Securities	1.5%

Indexed SecuritiesA	1.5%
ACE Securities Corp. Home Equity Loan Trust 2003-HS1		3.220%	6/25/33	957	959
Ameriquest Mortgage Securities, Inc. 2002-5		3.320%	2/25/33	372	372
Ameriquest Mortgage Securities, Inc. 2002-AR3		3.220%	10/25/33	378	378
Bear Stearns Asset Backed Securities, Inc. 2003-ABF1		3.220%	1/25/34	1,084	1,088
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-4		3.220%	10/25/32	610	613
Countrywide Asset-Backed Certificates 2002-1		3.130%	8/25/32	88	88
EMC Mortgage Loan Trust ABS Security 2002-B		3.400%	11/25/41	1,962	1,972
EQCC Trust 2002-1		3.150%	11/25/31	482	483
Home Equity Mortgage Trust 2003-5		3.270%	1/25/34	354	354
Residential Asset Mortgage Products, Inc. 2003-RS2		3.190%	3/25/33	363	364

Total Asset-Backed Securities (Identified Cost—$6,651)					6,671
Mortgage-Backed Securities	1.3%

Indexed SecuritiesA	1.3%
Crusade Global Trust 2003-2		3.230%	9/18/34	1,807	1,811
CS First Boston Mortgage Securities Corp. 2001-28		3.500%	11/25/31	1,355	1,360
CS First Boston Mortgage Securities Corp. 2003-TFLA1		3.080%	4/15/13	246	246	B
GSRPM Mortgage Loan Trust Series 2003-2		3.550%	6/25/33	1,462	1,466
Merrill Lynch Mortgage Investors, Inc. 2003-F		4.103%	10/25/28	1,266	1,287

Total Mortgage-Backed Securities (Identified Cost—$6,175)					6,170

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Inflation Indexed Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
U.S. Government and Agency Obligations	93.6%

Fixed Rate Securities	1.6%
United States Treasury Notes		4.000%	3/15/10	$7,360		$7,302

Indexed SecuritiesC	92.0%
Tennessee Valley Authority		3.375%	1/15/07	7,703		8,072
United States Treasury Inflation-Protected Security		3.375%	1/15/07	16,332		17,146
United States Treasury Inflation-Protected Security		3.625%	1/15/08	21,948		23,605
United States Treasury Inflation-Protected Security		3.875%	1/15/09	25,394		28,004
United States Treasury Inflation-Protected Security		4.250%	1/15/10	14,462		16,463
United States Treasury Inflation-Protected Security		0.875%	4/15/10	26,459		25,881
United States Treasury Inflation-Protected Security		3.500%	1/15/11	33,482		37,403
United States Treasury Inflation-Protected Security		3.375%	1/15/12	16,839		18,898
United States Treasury Inflation-Protected Security		3.000%	7/15/12	29,091		32,017
United States Treasury Inflation-Protected Security		1.875%	7/15/13	27,326		27,803
United States Treasury Inflation-Protected Security		2.000%	1/15/14	24,551		25,130
United States Treasury Inflation-Protected Security		2.000%	7/15/14	23,116		23,611
United States Treasury Inflation-Protected Security		1.625%	1/15/15	23,806		23,455
United States Treasury Inflation-Protected Security		2.375%	1/15/25	12,959		13,939
United States Treasury Inflation-Protected Security		3.625%	4/15/28	36,065		47,406
United States Treasury Inflation-Protected Security		3.875%	4/15/29	40,783		56,087

						424,920

Total U.S. Government and Agency Obligations (Identified Cost—$419,156)						432,222
Yankee BondsD	1.9%

Foreign Governments	1.9%
Russian Federation		5.000%	3/31/30	3,300		3,381
United Mexican States		7.500%	4/8/33	5,200		5,512

Total Yankee Bonds (Identified Cost—$9,013)						8,893
Government Obligations	2.7%

Fixed Rate Securities	1.2%
Republic of France		4.560%	10/25/32	1,305	E	529
Republic of France		3.150%	7/25/32	3,004	E	5,049

						5,578

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Government Obligations—Continued	2.7%
Indexed SecuritiesC	1.5%
Canadian Real Return Bond		3.000%	12/1/36	4,049	F	$4,069
Kingdom of Sweden Inflation-Protected Notes		3.500%	12/1/28	13,350G		2,663

						6,732

Total Government Obligations (Identified Cost—$10,934)						12,310

Total Long-Term Securities (Identified Cost—$463,761)						478,399
Short-Term Securities	0.5%

U.S. Government and Agency Obligations	0.2%
Fannie Mae		0.000%	4/1/05	$441		441H,I
Fannie Mae		0.000%	6/29/05	441		438H

						879

Repurchase Agreements	0.3%
Goldman, Sachs & Company 2.8%, dated 3/31/05, to be repurchased at $1,409 on 4/1/05 (Collateral: $1,445 Tennesee Valley Authority zero-coupon notes, due 5/5/05, value $1,437)			1,409	1,409

Total Short-Term Securities (Identified Cost—$2,288)				2,288
Total Investments (Identified Cost—$466,049)		104.1%		480,687
Other Assets Less Liabilities		(4.1)%		(18,941)

Net Assets		100.0%		$461,746

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Inflation Indexed Plus Bond Portfolio—Continued

	EXPIRATION DATE	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedJ
Eurodollars Futures	September 2005	438	$(602)
U.S. Treasury Bond Futures	June 2005	36	62

			$(540)

Options WrittenJ
U.S. Treasury Note Futures Call, Strike Price $110	May 2005	38	$5

A	Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2005.
B	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 0.1% of net assets.
C	Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
D	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
E	Denominated in euro currency.
F	Denominated in Canadian dollars.
G	Denominated in Swedish krona.
H	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
I	All or a portion of this security is collateral to cover future and options contracts.
J	Options and futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

March 31, 2005

(Amounts in Thousands)

Western Asset High Yield Portfolio

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Long-Term Securities	96.9%

Corporate Bonds and Notes	89.3%

Advertising	1.0%
Vertis Inc.		10.875%	6/15/09	$2,422	$2,337
WDAC Subsidiary Corp.		8.375%	12/1/14	1,910	1,777A

					4,114

Animal Hospitals	0.1%
Vicar Operating, Inc.		9.875%	12/1/09	446	483

Apparel	1.4%
Levi Strauss & Co.		9.750%	1/15/15	850	835A
Oxford Industries, Inc.		8.875%	6/1/11	1,484	1,573
Russell Corporation		9.250%	5/1/10	1,666	1,770
The William Carter Company		10.875%	8/15/11	1,625	1,796

					5,974

Auto and Automotive Parts	1.2%
Keystone Automotive Operations Inc.		9.750%	11/1/13	3,350	3,367
TRW Automotive, Inc.		9.375%	2/15/13	1,356	1,457

					4,824

Automotive Retailer	0.8%
Asbury Automotive Group Inc.		9.000%	6/15/12	3,252	3,317

Banking and Finance	0.7%
Refco Finance Holdings		9.000%	8/1/12	2,610	2,767A

Building Materials	2.6%
American Standard, Inc.		7.375%	2/1/08	31	33
Associated Materials Incorporated		0.000%	3/1/14	5,260	3,656B
Interface, Inc.		7.300%	4/1/08	411	401
Interface, Inc.		10.375%	2/1/10	2,897	3,244
Nortek, Inc.		8.500%	9/1/14	2,120	2,046
NTK Holdings Inc.		0.000%	3/1/14	2,890	1,539A,B

					10,919

Cable	3.8%
Charter Communications Holdings, LLC		9.625%	11/15/09	3,700	2,895
Charter Communications Holdings, LLC		10.250%	9/15/10	4,459	4,548
CSC Holdings Inc.		7.625%	4/1/11	2,450	2,548
CSC Holdings Inc.		7.875%	2/15/18	720	763

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Cable—Continued
CSC Holdings Inc.		7.625%	7/15/18	$1,138	$1,184
Insight Communications Company, Inc.		0.000%	2/15/11	1,790	1,781	B
LodgeNet Entertainment Corporation		9.500%	6/15/13	1,912	2,084

					15,803

Casino Resorts	2.2%
Inn of The Mountain Gods Resort and Casino		12.000%	11/15/10	2,350	2,761
Mandalay Resort Group		9.375%	2/15/10	200	221
Mirage Resorts, Incorporated		7.250%	10/15/06	328	339
Premier Entertainment Biloxi LLC		10.750%	2/1/12	5,634	5,747

					9,068

Chemicals	2.0%
FMC Corporation		10.250%	11/1/09	403	449
Georgia Gulf Corporation		7.625%	11/15/05	17	17
Huntsman International LLC		10.125%	7/1/09	791	823
Lyondell Chemical Company		10.500%	6/1/13	2,140	2,461
Millennium America Inc.		9.250%	6/15/08	1,724	1,849
PQ Corporation		7.500%	2/15/13	1,280	1,261A
Westlake Chemical Corporation		8.750%	7/15/11	1,473	1,611

					8,471

Coal	0.6%
Alpha Natural Resources LLC		10.000%	6/1/12	2,300	2,576A

Computer Services and Systems	0.2%
Activant Solutions, Inc.		9.090%	4/1/10	770	785A,C

Containers and Packaging	3.4%
Graham Packaging Company, Inc.		9.875%	10/15/14	2,530	2,530A
Graphic Packaging International Corp.		9.500%	8/15/13	1,840	1,950
Jefferson Smurfit Corporation (US)		8.250%	10/1/12	830	853
Owens Brockway Glass Containers		8.750%	11/15/12	1,790	1,956
Owens-Illinois, Inc.		7.500%	5/15/10	730	752
Portola Packaging, Inc.		8.250%	2/1/12	4,790	3,592
Solo Cup Company		8.500%	2/15/14	2,530	2,530

					14,163

Electric	1.9%
Orion Power Holdings, Inc.		12.000%	5/1/10	2,171	2,638
The AES Corporation		8.750%	5/15/13	1,400	1,526	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Electric—Continued
The AES Corporation		7.750%	3/1/14	$1,650	$1,704
The AES Corporation		9.000%	5/15/15	1,665	1,831	A

					7,699

Electronics	0.7%
Rayovac Corporation		8.500%	10/1/13	1,740	1,792
Rayovac Corporation		7.375%	2/1/15	970	929A

					2,721

Energy	4.8%
Calpine Corporation		7.625%	4/15/06	2,640	2,561
Calpine Generating Company, LLC		11.168%	4/1/11	1,249	1,193
Calpine Generating Company, LLC		11.500%	4/1/11	4,670	4,343C
Elwood Energy LLC		8.159%	7/5/26	3,612	4,010
Midwest Generation LLC		8.560%	1/2/16	1,260	1,408
Midwest Generation LLC		8.750%	5/1/34	1,840	2,051
NRG Energy, Inc.		8.000%	12/15/13	2,851	3,015A
Reliant Energy Inc.		6.750%	12/15/14	1,450	1,352

					19,933

Entertainment	0.6%
Cinemark, Inc.		0.000%	3/15/14	2,520	1,789B
Warner Music Group		7.375%	4/15/14	680	701

					2,490

Environmental Services	1.7%
Allied Waste North America Incorporated		8.875%	4/1/08	1,712	1,770
Allied Waste North America Incorporated		8.500%	12/1/08	1,125	1,153
Capital Environment Resource, Inc.		9.500%	4/15/14	3,990	4,030A

					6,953

Food, Beverage and Tobacco	0.7%
Dole Food Company, Inc.		8.875%	3/15/11	58	63
Domino’s, Inc.		8.250%	7/1/11	1,578	1,649
Stater Bros. Holdings Inc.		6.510%	6/15/10	1,280	1,267C

					2,979

Gaming	0.8%
River Rock Entertainment Authority		9.750%	11/1/11	3,060	3,351

Gas and Pipeline Utilities	3.8%
ANR Pipeline, Inc.		8.875%	3/15/10	1,243	1,344
ANR Pipeline, Inc.		9.625%	11/1/21	1,604	1,992

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Gas and Pipeline Utilities—Continued
Colorado Interstate Gas Company		10.000%	6/15/05	$400	$404
Dynegy Holdings Inc.		8.750%	2/15/12	1,740	1,666
Dynegy Holdings Inc.		10.125%	7/15/13	2,235	2,436A
Sonat Inc.		6.875%	6/1/05	430	431
Southern Natural Gas Company		8.875%	3/15/10	1,775	1,925
The Williams Companies, Inc.		7.500%	1/15/31	800	840
The Williams Companies, Inc.		8.750%	3/15/32	3,974	4,719

					15,757

Health Care	3.3%
Ardent Health Services		10.000%	8/15/13	3,540	4,195
Community Health Systems Inc.		6.500%	12/15/12	1,060	1,033A
Tenet Healthcare Corporation		9.875%	7/1/14	5,959	6,197
Tenet Healthcare Corporation		9.250%	2/1/15	2,250	2,245A

					13,670

Homebuilding	0.1%
Schuler Homes, Inc.		10.500%	7/15/11	430	476

Lodging/Hotels	N.M.
Host Marriott LP		9.250%	10/1/07	135	144

Machinery	1.7%
Case New Holland Incorporated		9.250%	8/1/11	1,900	2,023A
Case New Holland Incorporated		9.250%	8/1/11	1,480	1,576A
Grant Prideco, Inc.		9.000%	12/15/09	922	996
Joy Global Inc.		8.750%	3/15/12	360	396
Terex Corporation		9.250%	7/15/11	750	818
Terex Corporation		7.375%	1/15/14	1,220	1,244

					7,053

Manufacturing (Diversified)	3.3%
Ames True Temper		6.640%	1/15/12	2,120	1,993A,C
Ames True Temper		10.000%	7/15/12	1,720	1,462
Jacuzzi Brands Incorporated		9.625%	7/1/10	2,891	3,180
KI Holdings Incorporated		0.000%	11/15/14	2,140	1,316A,B
Koppers Inc.		9.875%	10/15/13	1,249	1,393
MMI Products, Inc.		11.250%	4/15/07	2,380	2,368
Samsonite Corporation		8.875%	6/1/11	1,660	1,739

					13,451

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Media	2.4%
EchoStar DBS Corporation		5.810%	10/1/08	$610	$625C
EchoStar DBS Corporation		6.625%	10/1/14	2,630	2,541A
Lamar Media Corporation		7.250%	1/1/13	1,560	1,622
Paxson Communications Corporation		10.750%	7/15/08	320	318
Paxson Communications Corporation		0.000%	1/15/09	237	220	B
PRIMEDIA Inc.		8.164%	5/15/10	1,440	1,527C
PRIMEDIA Inc.		8.875%	5/15/11	1,160	1,209
Sinclair Broadcast Group, Inc.		8.750%	12/15/11	470	493
Sinclair Broadcast Group, Inc.		8.000%	3/15/12	1,540	1,571

					10,126

Medical Care Facilities	2.0%
DaVita, Inc.		6.625%	3/15/13	420	416A
DaVita, Inc.		7.250%	3/15/15	1,870	1,832A
Extendicare Health Services, Inc.		9.500%	7/1/10	981	1,073
HCA, Inc.		7.875%	2/1/11	46	50
HCA, Inc.		9.000%	12/15/14	818	951
HCA, Inc.		7.690%	6/15/25	2,130	2,190
Select Medical Corporation		7.625%	2/1/15	1,730	1,730A

					8,242

Medical Products	0.4%
Fresenius Medical Care Capital Trust II		7.875%	2/1/08	1,667	1,748	D

Medical Supplies and Services	0.5%
AmeriPath Inc.		10.500%	4/1/13	1,916	1,906

Oil and Gas	6.1%
Belden & Blake Corporation		8.750%	7/15/12	3,465	3,439
Chesapeake Energy Corporation		9.000%	8/15/12	1,346	1,485
Chesapeake Energy Corporation		6.375%	6/15/15	500	494A
El Paso CGP Co.		7.750%	6/15/10	1,818	1,818
El Paso Corporation		7.800%	8/1/31	570	536
El Paso Corporation		7.750%	1/15/32	2,410	2,271
El Paso Production Holding Company		7.750%	6/1/13	1,830	1,853
Encore Acquisition Company		6.250%	4/15/14	310	310
KCS Energy, Inc.		7.125%	4/1/12	1,150	1,162
Pacific Energy Partners		7.125%	6/15/14	750	776
Parker Drilling Company		9.625%	10/1/13	2,220	2,453
Plains Exploration & Production Company		7.125%	6/15/14	1,340	1,400

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Oil and Gas—Continued
Pride International, Inc.		7.375%	7/15/14	$1,890	$2,003
Suburban Propane Partners LP		6.875%	12/15/13	220	217A
Suburban Propane Partners LP		6.875%	12/15/13	2,920	2,876
Vintage Petroleum, Inc.		8.250%	5/1/12	1,860	2,014

					25,107

Paper and Forest Products	0.6%
Georgia-Pacific Corp.		9.500%	12/1/11	1,803	2,128
Georgia-Pacific Corp.		9.375%	2/1/13	416	465
Georgia-Pacific Corp.		7.700%	6/15/15	46	50

					2,643

Pharmaceuticals	0.7%
Leiner Health Products Inc.		11.000%	6/1/12	2,600	2,795

Publishing	0.3%
Dex Media East LLC		12.125%	11/15/12	1,167	1,383

Real Estate	1.0%
Forest City Enterprises, Inc.		7.625%	6/1/15	255	272
Forest City Enterprises, Inc.		6.500%	2/1/17	1,700	1,717
Ventas Realty, Limited Partnership		8.750%	5/1/09	1,156	1,257
Ventas Realty, Limited Partnership		9.000%	5/1/12	412	468
Ventas Realty, Limited Partnership		6.625%	10/15/14	220	218

					3,932

Rental and Lease Services (Commercial)	0.6%
NationsRent Inc.		9.500%	10/15/10	2,430	2,600

Retail	2.3%
Norcraft Companies		9.000%	11/1/11	1,720	1,780
Toys “R” Us, Inc.		7.875%	4/15/13	1,420	1,268
Toys “R” Us, Inc.		7.375%	10/15/18	7,660	6,396

					9,444

Special Purpose	17.2%
AAC Group Holding Corporation		0.000%	10/1/12	5,790	4,169A,B
Alamosa Incorporated		11.000%	7/31/10	923	1,050
Alamosa Incorporated		8.500%	1/31/12	1,020	1,057
American Commercial Lines / ACL Finance		9.500%	2/15/15	1,810	1,869A
Denny’s Corp. Holdings, Inc.		10.000%	10/1/12	1,720	1,806A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Special Purpose—Continued
Di Finance Corporation		9.500%	2/15/13	$4,930	$4,788A
Dow Jones CDX.NA.HY. Credit-Linked Trust Certificates		8.000%	12/29/09	10,000	9,712A,E
Goodman Global Holding Company, Inc.		7.875%	12/15/12	1,900	1,738A
H & E Equipment Services LLC		11.125%	6/15/12	2,060	2,317
H Lines Finance Holding Corporation		0.000%	4/1/13	2,570	2,005A,B
K&F Parent Inc.		11.500%	2/1/15	1,700	1,666A,F
Milacron Escrow Corporation		11.500%	5/15/11	4,554	4,964
Norcraft Holdings LP		0.000%	9/1/12	1,150	817B
Qwest Capital Funding Incorporated		7.900%	8/15/10	2,936	2,811
Rainbow National Services LLC		8.750%	9/1/12	930	1,000A
Rainbow National Services LLC		10.375%	9/1/14	1,720	1,922A
Sensus Metering Systems Inc.		8.625%	12/15/13	3,654	3,736
Sithe Independence Funding Corporation		9.000%	12/30/13	1,600	1,787
Targeted Return Index Securities Trust, Series HY-2004-1		7.952%	8/1/15	4,702	4,885A,G
Texas Genco LLC		6.875%	12/15/14	2,253	2,259A
The Williams Companies, Inc. Credit Certificate Trust		6.750%	4/15/09	1,590	1,618A
TransDigm Funding Corp.		8.375%	7/15/11	1,480	1,519
UCAR Finance Inc.		10.250%	2/15/12	2,421	2,590
UGS Corporation		10.000%	6/1/12	1,640	1,812A
Valor Telecommunications		7.750%	2/15/15	1,820	1,811A
Visant Corp.		7.625%	10/1/12	2,680	2,653
WII Components, Inc.		10.000%	2/15/12	1,730	1,773
WMG Holdings Corporation		0.000%	12/15/14	1,850	1,276A,B

					71,410

Steel Products	0.6%
Allegheny Technologies, Inc.		8.375%	12/15/11	2,270	2,429

Storage Facilities	0.3%
Mobile Mini, Inc.		9.500%	7/1/13	987	1,110

Telecommunications	4.4%
AT&T Corp.		9.050%	11/15/11	1,410	1,602
Cincinnati Bell Inc.		8.375%	1/15/14	3,515	3,462
Cincinnati Bell Inc.		8.375%	1/15/14	670	660A
Hanarotelecom Inc.		7.000%	2/1/12	2,175	2,106A
Qwest Communications International Inc.		7.500%	2/15/11	1,320	1,290A

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Telecommunications—Continued
Qwest Corporation		7.875%	9/1/11	$1,930	$1,988A
Qwest Services Corporation		14.000%	12/15/10	4,540	5,255	A
Telcordia Technologies Inc.		10.000%	3/15/13	2,070	2,055A

					18,418

Telecommunications (Cellular/Wireless)	3.1%
Centennial Communications Corporation		8.125%	2/1/14	3,580	3,669
Nextel Communications, Inc.		5.950%	3/15/14	1,202	1,196
Nextel Communications, Inc.		7.375%	8/1/15	1,295	1,368
Rural Cellular Corporation		9.750%	1/15/10	2,080	1,903
Rural Cellular Corporation		8.250%	3/15/12	580	592
SBA Communications Corporation		8.500%	12/1/12	1,708	1,768A
Ubiquitel Operating Company		9.875%	3/1/11	1,250	1,378A
US Unwired Inc.		10.000%	6/15/12	780	864

					12,738

Transportation	2.7%
Continental Airlines, Inc.		7.373%	12/15/15	1,793	1,500
Continental Airlines, Inc.		6.748%	3/15/17	1,661	1,355
Gulfmark Offshore, Inc.		7.750%	7/15/14	1,890	1,947A
Horizon Lines, LLC		9.000%	11/1/12	1,790	1,906A
Kansas City Southern Railway		9.500%	10/1/08	1,189	1,296
OMI Corporation		7.625%	12/1/13	1,399	1,453
Progress Rail Corp.		7.750%	4/1/12	1,830	1,830A

					11,287

Water Utilities	0.7%
National Waterworks, Inc.		10.500%	12/1/12	2,440	2,715

Total Corporate Bonds and Notes (Identified Cost—$368,934)					369,974
Mortgage-Backed Securities	0.3%

Fixed Rate Securities	0.3%
Blackrock Capital Finance L.P. 1996-R1		9.476%	9/25/26	1,525	1,022
Ocwen Residential Mortgage Corporation 1998-R1		7.000%	10/25/40	544	87

Total Mortgage-Backed Securities (Identified Cost—$1,161)					1,109
Yankee BondsH	6.9%

Aluminum	0.4%
Novelis, Inc.		7.250%	2/15/15	1,540	1,509A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR		VALUE
Yankee Bonds—Continued

Chemicals	1.2%
Rhodia SA		10.250%	6/1/10	$4,540		$4,948

Electric	0.8%
Empresa Nacional de Electricidad S.A.		8.350%	8/1/13	300		336
Empresa Nacional de Electricidad S.A.		8.625%	8/1/15	2,410		2,782

						3,118

Foreign Governments	0.2%
Federative Republic of Brazil		14.500%	10/15/09	800		1,005

Media	0.6%
Kabel Deutschland GmbH		10.625%	7/1/14	2,285		2,525	A

Oil and Gas	0.6%
Western Oil Sands Inc.		8.375%	5/1/12	2,335		2,658

Paper and Forest Products	0.5%
Abitibi Consolidated Inc.		6.510%	6/15/11	987		990
Abitibi Consolidated Inc.		8.375%	4/1/15	1,080		1,050

						2,040

Telecommunications	1.6%
Inmarsat Finance II Plc		0.000%	11/15/12	2,038		1,437	B
Inmarsat Finance Plc		7.625%	6/30/12	2,110		2,099
INTELSAT		7.625%	4/15/12	2,680		2,332
INTELSAT		6.500%	11/1/13	1,150		923

						6,791

Telecommunications (Cellular/Wireless)	0.7%
Rogers Wireless Communications Inc.		9.625%	5/1/11	1,876		2,129
Rogers Wireless Communications Inc.		8.000%	12/15/12	670		689

						2,818

Transportation	0.3%
Teekay Shipping Corporation		8.875%	7/15/11	1,195		1,332

Total Yankee Bonds (Identified Cost—$28,541)						28,744
Common Stocks	0.1%

Engineering and Construction	0.1%
Washington Group International, Inc.				8	shs	359	F,I

Total Common Stocks (Identified Cost—$51)						359

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	PAR		VALUE

Preferred Stocks	0.2%

Industrial Conglomerates	0.0%
High Voltage Engineering Corporation		0.238	shs	$0	F

Media	0.2%
Paxson Communications Corporation		0.106		721	F

Total Preferred Stocks (Identified Cost—$1,067)				721
Warrants	0.1%
American Tower Corporation		1	wts	165	A,I
Next Generation Network, Inc.		3		0	A,I
Washington Group International, Series A		5		82	I
Washington Group International, Series B		6		76	I
Washington Group International, Series C		3		35	I

Total Warrants (Identified Cost—$48)				358

Total Long-Term Securities (Identified Cost—$399,802)				401,265
Short-Term Securities	0.2%

Repurchase Agreements	0.2%
Goldman, Sachs & Company 2.8%, dated 3/31/05, to be repurchased at $930 on 4/1/05 (Collateral: Federal Home Loan Bank bonds, 1.2%, due 4/1/05, value $957)		$930		930

Total Short-Term Securities (Identified Cost—$930)				930
Total Investments (Identified Cost—$400,732)	97.1%			$402,195
Other Assets Less Liabilities	2.9%			12,222

Net Assets	100.0%			$414,417

A	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 28.0% of net assets.
B	Stepped coupon security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
C	Indexed security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2005.
D	Unit – A security which consists of a bond and warrants to purchase the common stock of the issuer.
E	Certificates are linked to a portfolio of Repurchase Agreements and Credit Default Swap Agreements.
F	Pay-in-Kind (“PIK”) security – A bond in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
G	Targeted Return Index Securities (“TRAIN”) – Portfolio of corporate bonds purchased in the secondary market.
H	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
I	Non-income producing.

N.M.—Not meaningful.

See notes to financial statements.

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

March 31, 2005

(Amounts in Thousands)

Western Asset Non-U.S. Opportunity Bond Portfolio

	% OF NET ASSETS	RATE	MATURITY DATE	PARA	VALUE
Long-Term Securities	90.0%

Australian Dollar	3.9%
Government Obligations	3.9%
Commonwealth of Australia		5.250%	8/15/10	2,280	$1,730
Commonwealth of Australia		5.750%	6/15/11	2,210	1,719

Total Australian Dollar					3,449
British Sterling	5.6%

Corporate Bonds and Notes	0.8%

Banking and Finance	0.4%
Landesbank Hessen-Thueringen Girozentrale		5.375%	3/7/12	200	383

Diversified Financial Services	0.4%
Irish Nationwide Building Society		5.875%	12/15/08	200	385

Government Obligations	4.8%
United Kingdom of Great Britain and Northern Ireland		8.000%	6/7/21	1,030	2,661
United Kingdom Treasury Stock		5.000%	3/7/12	840	1,611

					4,272

Total British Sterling					5,040
Canadian Dollar	1.0%

Government Obligations	1.0%
Canadian Real Return Bond		4.000%	12/1/31	772	895	C
Danish Krone	5.6%

Government Obligations	5.6%
Kingdom of Denmark		5.000%	11/15/13	26,000	5,009
Euro	64.0%

Corporate Bonds and Notes	8.9%
Bank Nederlandse Gemeenten NV		5.625%	10/25/10	1,850	2,695
Kreditanstalt fuer Wiederaufbau		5.250%	1/4/10	1,800	2,558
Caisse de Refinancement L’ Habitat		4.200%	4/25/11	2,000	2,731

					7,984

U.S. Government and Agency Obligations	1.5%
Freddie Mac		5.750%	9/15/10	900	1,309

Government Obligations	53.6%
Federal Republic of Germany		3.250%	4/17/09	2,400	3,153
Federal Republic of Germany		3.500%	10/9/09	704	931

Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset Non-U.S. Opportunity Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PARA	VALUE

Euro—Continued

Government Obligations—Continued
Federal Republic of Germany		4.250%	1/4/14	3,860	$5,269
Federal Republic of Germany		5.500%	1/4/31	3,350	5,278
Republic of Finland		5.375%	7/4/13	2,670	3,928
Republic of France		3.000%	7/25/09	2,142	3,044
Kingdom of Spain		5.750%	7/30/32	2,600	4,266
Kingdom of the Netherlands		6.000%	1/15/06	2,200	2,934
Kingdom of the Netherlands		5.500%	1/15/28	3,360	5,258
Republic of Austria		3.800%	10/20/13	2,990	3,952D
Republic of Italy		2.750%	2/1/06	7,510	9,774

					47,787

Total Euro					57,080
Norwegian Krone	1.9%

Government Obligations	1.9%
Kingdom of Norway		6.500%	5/15/13	9,070	1,682
Swedish Krona	8.0%

Corporate Bonds and Notes	3.5%
Stadshypotek AB		6.000%	3/18/09	20,000	3,112

Government Obligations	4.5%
Kingdom of Sweden		5.500%	10/8/12	25,000	3,997

Total Swedish Krona					7,109

Total Long-Term Securities (Identified Cost—$67,998)					80,264

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PARA	VALUE
Short-Term Securities	11.1%

Repurchase Agreements	11.1%
Goldman Sachs, & Company 2.8%, dated 3/31/05, to be repurchased at $9,857 on 4/1/05 (Collateral: $10,120 Federal Home Loan Bank notes, 4%, due 3/10/08, value $10,080)				$9,856	$9,856

Total Short-Term Securities (Identified Cost—$9,856)					9,856
Total Investments (Identified Cost—$77,854)	101.1%				90,120
Other Assets Less Liabilities	(1.1)%				(950)

Net Assets	100.0%				$89,170

A	Securities are grouped by the currencies in which they were issued, and the par amounts are also in the issuance currency of the security.
B	Stepped coupon security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
C	Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
D	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 4.4% of net assets.

See notes to financial statements.

Annual Report to Shareholders

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2005

(Amounts in Thousands)

Western Asset Limited Duration Bond Portfolio

Assets:
Investment securities at market value (Identified Cost—$38,404)	$38,114
Short-term securities at value (Identified Cost—$931)	931

Total investments		$39,045
Receivable for:
Securities sold		345
Dividend and interest income		232

		39,622

Liabilities:
Payable for securities purchased	2,163
Accrued expenses	33

		2,196

Net Assets		$37,426

Net assets consist of:
Accumulated paid-in-capital applicable to:
3,784 Institutional Class shares outstanding	$37,757
Accumulated net realized gain/(loss) on investments, options and futures	(29)
Unrealized appreciation/(depreciation) of investments, options and futures	(302)

Net Assets		$37,426

Net Asset Value Per Share:
Institutional Class		$9.89

See notes to financial statements.

Annual Report to Shareholders

Western Asset Intermediate Bond Portfolio

Assets:
Investment securities at market value (Identified Cost—$805,554)	$800,139
Short-term securities at value (Identified Cost—$20,115)	20,115

Total investments		$820,254
Cash		2,026
Swap contracts at value		70
Receivable for:
Securities sold		5,058
Fund shares sold		1,571
Dividend and interest income		7,055
Futures variation margin		188

		836,222

Liabilities:
Payable for:
Securities purchased	9,117
Fund shares repurchased	5
Due to manager	207
Income distribution	81
Interest expense	14
Obligation to return collateral for securities loaned	166,129
Options written (Proceeds—$215)	66
Accrued expenses	123

		175,742

Net Assets		$660,480

Net assets Consist of:
Accumulated paid-in-capital applicable to:
62,864 Institutional Class shares outstanding	$659,550
Under/(Over) distributed net investment income	79
Accumulated net realized gain/(loss) on investments, options, futures and swaps	6,717
Unrealized appreciation/(depreciation) of investments, options, futures and swaps	(5,866)

Net Assets		$660,480

Net Asset Value Per Share:
Institutional Class		$10.51

See notes to financial statements.

Annual Report to Shareholders

STATEMENTS OF ASSETS AND LIABILITIES—Continued

March 31, 2005

(Amounts in Thousands)

Western Asset Intermediate Plus Bond Portfolio

Assets:
Investment securities at market value (Identified Cost—$37,311)	$36,888
Short-term securities at value (Identified Cost—$2,825)	2,825

Total investments		$39,713
Cash and foreign currencies		1,088
Swap contracts at value		12
Receivable for:
Securities sold		254
Dividend and interest income		387
Futures variation margin		15
Appreciation on forward contracts		2

		41,471

Liabilities:
Payable for:
Securities purchased	675
Fund shares repurchased	90
Income distribution	13
Options written (Proceeds—$11)	4
Accrued expenses	52

		834

Net Assets		$40,637

Net assets consist of:
Accumulated paid-in-capital applicable to:
4,123 Institutional Class shares outstanding	$41,203
Under/(Over) distributed net investment income	18
Accumulated net realized gain/(loss) on investments, options, futures, swaps and foreign currency	(138)
Unrealized appreciation/(depreciation) of investments, options, futures, swaps and foreign currency	(446)

Net Assets		$40,637

Net Asset Value Per Share:
Institutional Class		$9.86

See notes to financial statements.

Annual Report to Shareholders

Western Asset Core Bond Portfolio

Assets:
Investment securities at market value (Identified Cost—$4,588,072)	$4,581,353
Short-term securities at value (Identified Cost—$689,410)	685,450

Total investments		$5,266,803
Swap contracts at value		2,381
Cash		38,524
Receivable for:
Securities sold		359,700
Fund shares sold		26,695
Dividend and interest income		24,703
Futures variation margin		1,400
Other assets		2,001

		5,722,207

Liabilities:
Payable for:
Securities purchased	1,285,738
Fund shares repurchased	1,795
Due to:
Manager	1,186
Distributor	54
Income distribution	745
Interest expense	3,476
Obligation to return collateral for securities loaned	880,555
Options written (Proceeds—$6,028)	4,831
Accrued expenses	527

		2,178,907

Net Assets		$3,543,300

Net assets consist of:
Accumulated paid-in-capital applicable to:
290,331 Institutional Class shares outstanding	$3,286,889
23,516 Financial Intermediary Class shares outstanding	268,652
Under/(Over) distributed net investment income	(482)
Accumulated net realized gain/(loss) on investments, options, futures and swaps	4,886
Unrealized appreciation/(depreciation) of investments, options, futures and swaps	(16,645)

Net Assets		$3,543,300

Net Asset Value Per Share:
Institutional Class		$11.29
Financial Intermediary Class		$11.29

See notes to financial statements.

Annual Report to Shareholders

STATEMENTS OF ASSETS AND LIABILITIES—Continued

March 31, 2005

(Amounts in Thousands)

Western Asset Core Plus Bond Portfolio

Assets:
Investment securities at market value (Identified Cost—$5,361,654)	$5,402,911
Short-term securities at value (Identified Cost—$1,057,052)	1,052,474

Total investments		$6,455,385
Cash and foreign currencies		167,486
Swap contracts at value		8,084
Receivable for:
Securities sold		376,466
Fund shares sold		25,838
Dividend and interest income		40,215
Futures variation margin		3,148
Other assets		2,500

		7,079,122

Liabilities:
Payable for:
Securities purchased	1,025,800
Fund shares repurchased	40,327
Due to:
Manager	1,717
Distributor	39
Income distribution	1,598
Interest expense	6,839
Obligation to return collateral for securities loaned	1,235,698
Options written (Proceeds—$10,687)	8,659
Depreciation of forward foreign currency contracts	1,645
Accrued expenses	661

		2,322,983

Net Assets		$4,756,139

Net assets consist of:
Accumulated paid-in-capital applicable to:
434,101 Institutional Class shares outstanding	$4,483,922
18,164 Financial Intermediary Class shares outstanding	192,737
Under/(Over) distributed net investment income	19,833
Accumulated net realized gain/(loss) on investments, options, futures, swaps and foreign currency transactions	22,972
Unrealized appreciation/(depreciation) of investments, options, futures, swaps and foreign currency translations	36,675

Net Assets		$4,756,139

Net Asset Value Per Share:
Institutional Class		$10.52
Financial Intermediary Class		$10.52

See notes to financial statements.

Annual Report to Shareholders

Western Asset Inflation Indexed Plus Bond Portfolio

Assets:
Investment securities at market value (Identified Cost—$463,761)	$478,399
Short-term securities at value (Identified Cost—$2,288)	2,288

Total investments		$480,687
Cash and foreign currencies		381
Receivable for:
Fund shares sold		2
Dividend and interest income		3,540
Futures variation margin		80

		484,690

Liabilities:
Payable for securities purchased	22,678
Due to manager	61
Income distribution	47
Options written (Proceeds—$24)	19
Swap contracts at value	30
Depreciation of foreign forward currency contracts	7
Accrued expenses	102

		22,944

Net Assets		$461,746

Net assets consist of:
Accumulated paid-in-capital applicable to:
42,975 Institutional Class shares outstanding	$447,002
Under/(Over) distributed net investment income	598
Accumulated net realized gain/(loss) on investments, options, futures, swaps and foreign currency transactions	67
Unrealized appreciation/(depreciation) of investments, options, futures, swaps and foreign currency translations	14,079

Net Assets		$461,746

Net Asset Value Per Share:
Institutional Class		$10.74

See notes to financial statements.

Annual Report to Shareholders

STATEMENTS OF ASSETS AND LIABILITIES—Continued

March 31, 2005

(Amounts in Thousands)

Western Asset High Yield Portfolio

Assets:
Investment securities at market value (Identified Cost—$399,802)	$401,265
Short-term securities at value (Identified Cost—$930)	930

Total investments		$402,195
Cash		1
Receivable for:
Fund shares sold		5,129
Dividend and interest income		9,071

		416,396

Liabilities:
Payable for securities purchased	1,660
Due to manager	195
Accrued expenses	124

		1,979

Net Assets		$414,417

Net assets consist of:
Accumulated paid-in-capital applicable to:
39,488 Institutional Class shares outstanding	$400,932
Under/(Over) distributed net investment income	6,953
Accumulated net realized gain/(loss) on investments	5,069
Unrealized appreciation/(depreciation) of investments	1,463

Net Assets		$414,417

Net Asset Value Per Share:
Institutional Class		$10.49

See notes to financial statements.

Annual Report to Shareholders

Western Asset Non U.S. Opportunity Bond Portfolio

Assets:
Investment securities at market value (Identified Cost—$67,998)	$80,264
Short-term securities at value (Identified Cost—$9,856)	9,856

Total investments		$90,120
Cash and foreign currencies		1,775
Receivable for:
Appreciation on forward foreign currency contracts		818
Dividend and interest income		1,365

		94,078

Liabilities:
Payable for securities purchased	4,847
Due to manager	8
Accrued expenses	53

		4,908

Net Assets		$89,170

Net assets consist of:
Accumulated paid-in-capital applicable to:
8,119 Institutional Class shares outstanding	$77,473
Under/(Over) distributed net investment income	(1,907)
Accumulated net realized gain/(loss) on investments, options, futures and foreign currency transactions	606
Unrealized appreciation/(depreciation) of investments, options, futures and foreign currency translations	12,998

Net Assets		$89,170

Net Asset Value Per Share:
Institutional Class		$10.98

See notes to financial statements.

Annual Report to Shareholders

STATEMENTS OF OPERATIONS

(Amounts in Thousands)

	YEAR ENDED MARCH 31, 2005
	WESTERN ASSET LIMITED DURATION BOND PORTFOLIO	WESTERN ASSET INTERMEDIATE BOND PORTFOLIO	WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO
Investment Income:
Interest	$997	$23,653	$601
Dividends	—	400	5

Total income	997	24,053	606

Expenses:
Advisory fee	124	2,394	68
Distribution and service fees:
Financial Intermediary Class	N/A	N/A	N/A
Audit and legal fees	58	95	71
Custodian fees	52	133	43
Directors’ fees and expenses	5	51	1
Registration fees	4	26	5
Reports to shareholders	2	21	3
Transfer agent and shareholder servicing expense:
Institutional Class	13	34	14
Financial Intermediary Class	N/A	N/A	N/A
Other expenses	1	20	1

	259	2,774	206
Less: Fees waived and reimbursed	(116)	(77)	(129)
Compensating balance creditsA	(1)	(4)	(1)

Total expenses, net of waivers and compensating balance credits	142	2,693	76

Net Investment Income	855	21,360	530

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
Investments	40	4,610	(215)
Options	—	1,540	6
Futures	26	634	66
Foreign currency transactions	N/A	—	15
Swaps	—	406	21

	66	7,190	(107)

Change in unrealized gain/(loss) on:
Investments	(552)	(19,466)	(445)
Assets and liabilities denominated in foreign currency	N/A	N/A	(1)

	(552)	(19,466)	(446)

Net Realized and Unrealized Gain/(Loss) on Investments	(486)	(12,276)	(553)

Change in Net Assets Resulting From Operations	$369	$9,084	$(23)

A	See note 1, compensating balance credits, in the notes to financial statements.

N/A—Not applicable.

N.M.—Not meaningful.

See notes to financial statements.

Annual Report to Shareholders

YEAR ENDED MARCH 31, 2005
WESTERN ASSET CORE BOND PORTFOLIO	WESTERN ASSET CORE PLUS BOND PORTFOLIO	WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO	WESTERN ASSET HIGH YIELD PORTFOLIO	WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

$106,235	$147,976	$15,503	$27,702	$3,710
1,577	620	14	113	—

107,812	148,596	15,517	27,815	3,710

11,512	16,184	771	2,011	445

413	176	N/A	N/A	N/A
163	170	87	78	61
500	818	95	104	112
180	240	39	23	10
217	199	23	44	22
50	47	6	6	3

105	118	20	19	14
27	—	N/A	N/A	N/A
90	139	11	8	3

13,257	18,091	1,052	2,293	670
—	(98)	(86)	—	(126)
(11)	(32)	(3)	(18)	N.M.

13,246	17,961	963	2,275	544

94,566	130,635	14,554	25,540	3,166

4,486	21,983	1,472	9,217	1,891
7,010	25,965	45	—	(554)
(1,356)	17,950	(348)	—	795
N/A	24,378	598	—	2,933
11,424	19,313	24	—	—

21,564	109,589	1,791	9,217	5,065

(68,316)	(83,113)	(2,788)	(5,788)	(540)
—	(167)	(1)	—	34

(68,316)	(83,280)	(2,789)	(5,788)	(506)

(46,752)	26,309	(998)	3,429	4,559

$47,814	$156,944	$13,556	$28,969	$7,725

Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in Thousands)

	WESTERN ASSET LIMITED DURATION BOND PORTFOLIO		WESTERN ASSET INTERMEDIATE BOND PORTFOLIO		WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO
	YEARS ENDED		YEARS ENDED		YEAR ENDED
`	3/31/05	3/31/04A	3/31/05	3/31/04	3/31/05
Change in Net Assets:
Net investment income	$855	$206	$21,360	$22,550	$530

Net realized gain/(loss) on investments, options, futures, swaps and foreign currency transactions	66	(6)	7,190	16,937	(107)

Change in unrealized appreciation/(depreciation) of investments, options, futures, swaps and assets and liabilities denominated in foreign currency	(552)	250	(19,466)	2,068	(446)

Change in net assets resulting from operations	369	450	9,084	41,555	(23)

Distributions to shareholders:
From net investment income:
Institutional Class	(882)	(206)	(21,565)	(22,411)	(543)
Financial Intermediary Class	N/A	N/A	N/A	N/A	N/A

From net realized gain on investments:
Institutional Class	(62)	—	(15,309)	(13,489)	—
Financial Intermediary Class	N/A	N/A	N/A	N/A	N/A

Change in net assets from:
Fund share transactions:
Institutional Class	11,819	25,938	101,041	41,700	41,203
Financial Intermediary Class	N/A	N/A	N/A	N/A	N/A

Change in net assets	11,244	26,182	73,251	47,355	40,637

Net Assets:
Beginning of period	26,182	—	587,229	539,874	—

End of period	$37,426	$26,182	$660,480	$587,229	$40,637

Under/(Over) distributed net investment income	$—	$—	$79	$82	$18

A	For the period October 1, 2003 (commencement of operations) to March 31, 2004.

N/A—Not applicable.

See notes to financial statements.

Annual Report to Shareholders

WESTERN ASSET CORE BOND PORTFOLIO		WESTERN ASSET CORE PLUS BOND PORTFOLIO		WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO		WESTERN ASSET HIGH YIELD PORTFOLIO		WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO
YEARS ENDED		YEARS ENDED		YEARS ENDED		YEARS ENDED		YEARS ENDED
3/31/05	3/31/04	3/31/05	3/31/04	3/31/05	3/31/04	3/31/05	3/31/04	3/31/05	3/31/04

$94,566	$65,432	$130,635	$87,230	$14,554	$11,494	$25,540	$12,730	$3,166	$2,498

21,564	55,766	109,589	61,576	1,791	23,127	9,217	6,041	5,065	(2,553)

(68,316)	18,124	(83,280)	67,117	(2,789)	(2,556)	(5,788)	7,912	(506)	5,428

47,814	139,322	156,944	215,923	13,556	32,065	28,969	26,683	7,725	5,373

(88,562)	(65,545)	(129,075)	(95,872)	(14,661)	(11,494)	(21,159)	(15,028)	(2,732)	(5,476)
(5,081)	(3,395)	(2,045)	(107)	N/A	N/A	N/A	N/A	N/A	N/A

(62,444)	(23,668)	(86,844)	(43,348)	(12,719)	(12,824)	—	—	(137)	(1,794)
(3,343)	(1,371)	(995)	(45)	N/A	N/A	N/A	N/A	N/A	N/A

1,195,269	743,572	1,338,685	1,343,566	129,191	48,326	217,149	27,866	(12,713)	39,898
150,821	40,360	185,779	6,585	N/A	N/A	N/A	N/A	N/A	N/A

1,234,474	829,275	1,462,449	1,426,702	115,367	56,073	224,959	39,521	(7,857)	38,001

2,308,826	1,479,551	3,293,690	1,866,988	346,379	290,306	189,458	149,937	97,027	59,026

$3,543,300	$2,308,826	$4,756,139	$3,293,690	$461,746	$346,379	$414,417	$189,458	$89,170	$97,027

$(482)	$(567)	$19,833	$(15,992)	$598	$64	$6,953	$2,608	$(1,907)	$(10,604)

Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

		INVESTMENT OPERATIONS
	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME	NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTIONS, FUTURES, SWAPS, AND FOREIGN CURRENCY TRANSACTIONS	TOTAL FROM INVESTMENT OPERATIONS
Western Asset Limited Duration Bond Portfolio
—Institutional Class
Years Ended March 31,
2005	$10.09	$.24A	$(.17)	$.07
2004B	10.00	.08A	.09	.17

Western Asset Intermediate Bond Portfolio
—Institutional Class
Years Ended March 31,
2005	$11.01	$.38E	$(.22)	$.16
2004	10.92	.44E	.36	.80
2003	10.39	.53	.62	1.15
2002	10.65	.57E	(.13)	.44
2001	10.09	.68E	.56	1.24

Western Asset Intermediate Plus Bond Portfolio
—Institutional Class
Year Ended March 31, 2005	$10.00	$.32F	$(.14)	$.18

Western Asset Core Bond Portfolio
—Institutional Class
Years Ended March 31,
2005	$11.81	$.39	$(.21)	$.18
2004	11.57	.41	.45	.86
2003	11.01	.55	.65	1.20
2002	11.09	.62G	.05	.67
2001	10.39	.73G	.70	1.43
—Financial Intermediary Class
Years Ended March 31,
2005	$11.81	$.38	$(.23)	$.15
2004	11.57	.40H	.43	.83
2003	11.02	.53	.63	1.16
2002	11.10	.59H	.06	.65
2001	10.40	.70H	.70	1.40

Annual Report to Shareholders

DISTRIBUTIONS				RATIOS/SUPPLEMENTAL DATA
FROM NET INVESTMENT INCOME	FROM NET REALIZED GAIN ON INVESTMENTS	TOTAL DISTRIBUTIONS	NET ASSET VALUE, END OF PERIOD	TOTAL RETURN		EXPENSES TO AVERAGE NET ASSETS		NET INVESTMENT INCOME TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE	NET ASSETS, END OF PERIOD (IN THOUSANDS)

$(.25)	$(.02)	$(.27)	$9.89	.69%		.40	%A	2.4	%A	231.5%	$37,426
(.08)	—	(.08)	10.09	1.69	%C	.40	%A,D	1.6	%A,D	125.5%	26,182

$(.38)	$(.28)	$(.66)	$10.51	1.66%		.45	%E	3.6	%E	215.7%	$660,480
(.44)	(.27)	(.71)	11.01	7.58%		.45	%E	4.0	%E	255.1%	587,229
(.53)	(.09)	(.62)	10.92	11.37%		.45%		5.0%		238.5%	539,874
(.57)	(.13)	(.70)	10.39	4.20%		.45	%E	5.3	%E	274.8%	628,196
(.68)	—	(.68)	10.65	12.79%		.45	%E	6.6	%E	328.4%	457,822

$(.32)	$—	$(.32)	$9.86	1.81	%C	.45	%D,F	3.1	%D,F	463.5%	$40,637

$(.39)	$(.31)	$(.70)	$11.29	1.68%		.46%		3.4%		407.2%	$3,277,782
(.44)	(.18)	(.62)	11.81	7.64%		.49%		3.5%		464.6%	2,187,219
(.55)	(.09)	(.64)	11.57	11.19%		.49%		4.9%		438.6%	1,400,431
(.62)	(.13)	(.75)	11.01	6.14%		.50	%G	5.6	%G	595.2%	971,544
(.73)	—	(.73)	11.09	14.37%		.50	%G	6.8	%G	387.2%	826,459

$(.36)	$(.31)	$(.67)	$11.29	1.42%		.72%		4.2%		407.2%	$265,518
(.41)	(.18)	(.59)	11.81	7.36%		.75	%H	3.3	%H	464.6%	121,607
(.52)	(.09)	(.61)	11.57	10.80%		.75%		4.1%		438.6%	79,120
(.60)	(.13)	(.73)	11.02	5.88%		.75	%H	5.3	%H	595.2%	1,885
(.70)	—	(.70)	11.10	13.96%		.75	%H	6.6	%H	387.2%	1,883

Annual Report to Shareholders

FINANCIAL HIGHLIGHTS—Continued

		INVESTMENT OPERATIONS
	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME	NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTIONS, FUTURES, SWAPS, AND FOREIGN CURRENCY TRANSACTIONS		TOTAL FROM INVESTMENT OPERATIONS
Western Asset Core Plus Bond Portfolio
—Institutional Class
Years Ended March 31,
2005	$10.71	$.37I	$.04		$.41
2004	10.40	.37I	.55		.92
2003	9.88	.51I	.62		1.13
2002	10.07	.56I, J	.06K		.62
2001	9.48	.66I	.59		1.25
—Financial Intermediary Class
Years Ended March 31,
2005	$10.71	$.35K	$.04		$.39
2004	10.40	.36K	.54		.90
2003	9.87	.48K	.63		1.11
2002L	10.04	.11J,K	(.17	)K	(.06)

Western Asset Inflation Indexed Plus Bond Portfolio
—Institutional Class
Years Ended March 31,
2005	$11.24	$.42M	$(.10)		$.32
2004	10.96	.37M	.71		1.08
2003	9.92	.51M	1.19		1.70
2002	9.98	.41M	.01		.42
2001N	10.00	.08M	(.02)		.06

Western Asset High Yield Portfolio
—Institutional Class
Years Ended March 31,
2005	$10.28	$.61O	$.17		$.78
2004	9.56	.78O	.89		1.67
2003	10.36	.96O	(.82)		.14
2002P	10.00	.53O	.07		.60

Annual Report to Shareholders

DISTRIBUTIONS				RATIOS/SUPPLEMENTAL DATA
FROM NET INVESTMENT INCOME	FROM NET REALIZED GAIN ON INVESTMENTS	TOTAL DISTRIBUTIONS	NET ASSET VALUE, END OF PERIOD	TOTAL RETURN		EXPENSES TO AVERAGE NET ASSETS		NET INVESTMENT INCOME TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE		NET ASSETS, END OF PERIOD (IN THOUSANDS)

$(.35)	$(.25)	$(.60)	$10.52	4.01%		.45	%I	3.3	%I	586.1%		$4,565,054
(.41)	(.20)	(.61)	10.71	9.12%		.45	%I	3.6	%I	463.8%		3,286,650
(.51)	(.10)	(.61)	10.40	11.78%		.45	%I	5.0	%I	422.6%		1,866,619
(.54)	(.27)	(.81)	9.88	6.34%		.45	%I	5.3	%I	590.7%		991,673
(.66)	—	(.66)	10.07	13.73%		.46	%I	6.8	%I	432.8%		444,451

$(.33)	$(.25)	$(.58)	$10.52	3.77%		.70	%K	2.9	%K	586.1%		$191,085
(.39)	(.20)	(.59)	10.71	8.82%		.70	%K	3.2	%K	463.8%		7,040
(.48)	(.10)	(.58)	10.40	11.57%		.70	%K	4.8	%K	422.6%		369
(.11)	—	(.11)	9.87	(.57	)%C	.70	%D,K	5.3	%D,K	590.7%		235

$(.42)	$(.40)	$(.82)	$10.74	3.27%		.25	%M	3.8	%M	255.5%		$461,746
(.37)	(.43)	(.80)	11.24	10.33%		.25	%M	3.4	%M	281.8%		346,379
(.51)	(.15)	(.66)	10.96	17.62%		.25	%M	4.8	%M	75.4%		290,306
(.41)	(.07)	(.48)	9.92	4.28%		.25	%M	5.0	%M	79.5%		210,635
(.08)	—	(.08)	9.98	.55	%C	.25	%D,M	8.9	%D,M	—		11,978

$(.57)	$—	$(.57)	$10.49	7.81%		.62%		7.0	%O	121.0%		$414,417
(.95)	—	(.95)	10.28	18.27%		.58	%O	7.9	%O	116.0%		189,458
(.94)	—	(.94)	9.56	2.22%		.55	%O	10.2	%O	110.1%		149,937
(.24)	—	(.24)	10.36	6.02	%C	.55	%D,O	10.4	%D,O	51.8	%C	152,729

Annual Report to Shareholders

FINANCIAL HIGHLIGHTS—Continued

		INVESTMENT OPERATIONS
	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME	NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTIONS, FUTURES, SWAPS, AND FOREIGN CURRENCY TRANSACTIONS	TOTAL FROM INVESTMENT OPERATIONS
Western Asset Non-U.S. Opportunity Bond Portfolio
—Institutional Class
Years Ended March 31,
2005	$10.52	$.19Q	$.57	$.76
2004	10.91	.97Q	(.01)	.96
2003	9.25	.25Q	1.52	1.77
2002	9.25	—J,Q	.46Q	.46
2001	9.59	.59Q	(.05)	.54

A	Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.40%. If no fees had been waived by the adviser, the annualized ratio of expenses to average net assets would have been as follows: for the year ended March 31, 2005, 0.73%; and for the period October 1, 2003 (commencement of operations) to March 31, 2004, 0.68%.
B	For the period October 1, 2003 (commencement of operations) to March 31, 2004.
C	Not annualized.
D	Annualized.
E	Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.45%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been: for the years ended March 31, 2005, 0.46%; 2004, 0.47%; 2002, 0.47%; and 2001, 0.47%.
F	Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.45%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the period ended March 31, 2005, 1.22%.
G	Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.50%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2002, 0.52%; and 2001, 0.53%.
H	Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.75%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2004, 0.76% ; 2002, 0.77%; and 2001, 0.78%.
I	Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.50% to June 30, 2000, and 0.45% thereafter. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2005, 0.45%; 2004, 0.48%; 2003, 0.50%; 2002, 0.54%; and 2001, 0.57%.

Annual Report to Shareholders

DISTRIBUTIONS				RATIOS/SUPPLEMENTAL DATA
FROM NET INVESTMENT INCOME	FROM NET REALIZED GAIN ON INVESTMENTS	TOTAL DISTRIBUTIONS	NET ASSET VALUE, END OF PERIOD	TOTAL RETURN	EXPENSES TO AVERAGE NET ASSETS		NET INVESTMENT INCOME TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE	NET ASSETS, END OF PERIOD (IN THOUSANDS)

$(.29)	$(.01)	$(.30)	$10.98	7.60%	.55	%Q	3.2	%Q	40.8%	$89,170
(1.01)	(.34)	(1.35)	10.52	9.06%	.55	%Q	4.0	%Q	42.8%	97,027
(.11)	—	(.11)	10.91	19.26%	.55	%Q	4.4	%Q	187.5%	59,026
(.46)	—	(.46)	9.25	5.21%	.55	%Q	4.5	%Q	307.6%	47,487
(.88)	—	(.88)	9.25	6.31%	.55	%Q	5.6	%Q	263.4%	93,385

J	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund’s aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.
K	Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.70%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2005, 0.70%; 2004, 0.73%; and 2003, 0.75%. For the period January 8, 2002 (commencement of operations) to March 31, 2002, the annualized ratio of expenses to average net assets would have been 0.75%.
L	For the period January 8, 2002 (commencement of operations) to March 31, 2002.
M	Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.25%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2005, 0.27%; 2004, 0.27%; 2003, 0.27%; and 2002, 0.67%. For the period March 1, 2001 (commencement of operations) to March 31, 2001, the annualized ratio of expenses to average net assets would have been 2.03%.
N	For the period March 1, 2001 (commencement of operations) to March 31, 2001.
O	Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.55% to December 31, 2003, and 0.65% thereafter. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 2004, 0.67% and 2003, 0.67%. For the period September 28, 2001 (commencement of operations) to March 31, 2002, the annualized ratio of expenses to average net assets would have been 0.75%.
P	For the period September 28, 2001 (commencement of operations) to March 31, 2002.
Q	Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.55%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2005, 0.68%; 2004, 0.80%; 2003, 0.82%; 2002, 0.82%; and 2001, 0.85%.

See notes to financial statements.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

(Amounts in Thousands)

1. Significant Accounting Policies:

Western Asset Funds, Inc. (“Corporation”), consisting of Western Asset Limited Duration Bond Portfolio (“Limited Duration”), Western Asset Intermediate Bond Portfolio (“Intermediate”), Western Asset Intermediate Plus Bond Portfolio (“Intermediate Plus”), Western Asset Core Bond Portfolio (“Core”), Western Asset Core Plus Bond Portfolio (“Core Plus”), Western Asset Inflation Indexed Plus Bond Portfolio (“Inflation Indexed”), Western Asset High Yield Portfolio (“High Yield”), and Western Asset Non-U.S. Opportunity Bond Portfolio (“Non-U.S.”) (individually a “Fund,” collectively the “Funds”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company with the exception of Non-U.S., which is non-diversified.

Each Fund offers two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a distribution fee. The Financial Intermediary Class shares of Limited Duration, Intermediate, Intermediate Plus, Inflation Indexed, High Yield, and Non-U.S. are not active. The income and expenses of each of the Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

Securities owned by the Funds for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are fair valued by the Board of Directors or the Funds’ Valuation Committee pursuant to procedures adopted by the Board. In determining fair value, the Board of Directors or the Funds’ Valuation Committee considers all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

With respect to Intermediate Plus, Core Plus, Inflation Indexed, High Yield and Non-U.S., where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Funds’ adviser to be the primary market. The Funds will value their foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2005, investment transactions (excluding short-term investments) were:

	Purchases		Proceeds From Sales
	U.S. Gov’t Securities	Other	U.S. Gov’t Securities	Other
Limited Duration	$55,597	$35,239	$54,700	$22,162
Intermediate	804,149	510,662	773,130	454,526
Intermediate Plus	80,038	37,902	65,171	15,292
Core	10,139,491	1,682,756	9,319,738	1,166,163
Core Plus	14,577,498	5,933,162	13,717,555	5,632,810
Inflation Indexed	1,064,518	61,058	953,559	74,499
High Yield	—	657,772	—	405,688
Non-U.S.	—	34,760	—	44,155

Annual Report to Shareholders

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Funds’ investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Options, Futures and Swap Agreements

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As a contract’s value fluctuates, payments known as variation margin are made or received by a Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. Swap agreements are priced daily based upon quotations from brokers and the change, if any, is recorded as unrealized appreciation or depreciation.

Investment Income and Distributions to Shareholders

Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for each Fund except High Yield and Non-U.S., which declare and pay dividends quarterly. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June. An additional distribution may be made in November to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under federal income tax regulations. Interest income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Funds’ cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. For the year ended March 31, 2005, the Funds earned compensating balance credits of $1 for Limited Duration, $4 for Intermediate, $1 for Intermediate Plus, $11 for Core, $32 for Core Plus, $3 for Inflation Indexed, and $18 for High Yield. Non-U.S. earned compensating balance credits of less than $1.

Other

In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims in considered remote.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

2. Federal Income Taxes:

No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

Distributions during the years ended March 31, 2005 and 2004, were characterized as follows for tax purposes:

	Limited Duration		Intermediate		Intermediate Plus
	2005	2004	2005	2004	2005
Ordinary income	$932	$206	$30,579	$29,826	$543
Long-term capital gains	12	—	6,295	6,074	—

Total distributions	$944	$206	$36,874	$35,900	$543

	Core		Core Plus		Inflation Indexed
	2005	2004	2005	2004	2005	2004
Ordinary income	$130,278	$89,254	$190,928	$117,629	$20,831	$15,526
Long-term capital gains	29,152	4,725	28,031	21,743	6,549	8,792

Total distributions	$159,430	$93,979	$218,959	$139,372	$27,380	$24,318

	High Yield		Non-U.S.
	2005	2004	2005	2004
Ordinary income	$21,159	$15,028	$2,029	$5,862
Long-term capital gains	—	—	840	1,408

Total distributions	$21,159	$15,028	$2,869	$7,270

Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. For the year ended March 31, 2005, realized capital losses reflected in the accompanying financial statements, as shown in the table below, will not be recognized for federal income tax purposes until 2006.

The tax basis components of net assets at March 31, 2005, were:

	Limited Duration	Intermediate	Intermediate Plus	Core	Core Plus	Inflation Indexed	High Yield	Non-U.S.
Unrealized appreciation	$98	$5,094	$52	$56,835	$107,108	$15,528	$8,804	$13,331
Unrealized depreciation	(392)	(10,908)	(496)	(66,384)	(63,527)	(2,475)	(7,655)	(2,239)

Net unrealized appreciation/ (depreciation)	(294)	(5,814)	(444)	(9,549)	43,581	13,053	1,149	11,092
Undistributed ordinary income	—	1,453	34	1,599	33,154	965	8,250	—
Undistributed long-term capital gains	—	5,372	—	—	4,343	938	4,085	606
Capital loss carryforwards	—	—	(113)	—	—	—	—	—
Post-October loss push and other loss deferrals	(36)	—	(30)	(3,545)	—	(166)	—	—
Paid-in capital	37,756	659,469	41,190	3,554,795	4,675,061	446,956	400,933	77,472

Net assets	$37,426	$660,480	$40,637	$3,543,300	$4,756,139	$461,746	$414,417	$89,170

Annual Report to Shareholders

The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. During the current fiscal year, capital loss carryforwards of $6 and $4,078 were utilized by Limited Duration and High Yield, respectively. As of March 31, 2005, Intermediate Plus had capital loss carryforwards of $113, expiring in 2013. There were no capital loss carryforwards for any of the other Funds.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2005, the Funds recorded the following permanent reclassifications. The adjustment for Non U.S. relates primarily to the current net operating loss, currency transactions, and distribution reclassifications. The reclassifications for the remaining Funds relate to gains/losses on paydown securities, currency transactions, swap transactions and/or contingent payment debt obligations.

	Limited Duration	Intermediate	Intermediate Plus	Core	Core Plus	Inflation Indexed	High Yield	Non U.S.
Undistributed net investment income	$27	$202	$31	$(838)	$36,311	$641	$(36)	$8,263
Accumulated realized gain/(loss)	(27)	(202)	(31)	838	(36,653)	(641)	36	(4,459)
Paid-in capital	—	—	—	—	342	—	—	(3,804)

At March 31, 2005, the cost of investments for federal income tax purposes was $39,328 for Limited Duration, $825,617 for Intermediate, $40,134 for Intermediate Plus, $5,270,385 for Core, $6,409,114 for Core Plus, $466,748 for Inflation Indexed $401,046 for High Yield, and $78,659 for Non-U.S.

3. Financial Instruments:

Forward Currency Exchange Contracts

As part of their investment programs, the Funds may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

Forward foreign currency contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At March 31, 2005, open forward currency exchange contracts were as follows:

Intermediate Plus

Settlement Date	Contract to				Unrealized Gain/(Loss)
	ReceiveA		DeliverA
5/10/05	USD	413	CAD	498	$1
5/10/05	USD	843	EUR	645	6
5/10/05	EUR	189	USD	250	(5)

					$2

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

Core Plus

Settlement Date	Contract to				Unrealized Gain/(Loss)
	ReceiveA		DeliverA
5/10/05	USD	42,037	CAD	51,481	$(533)
5/10/05	EUR	28,857	USD	37,746	(297)
5/10/05	USD	84,665	EUR	64,703	696
5/10/05	JPY	3,680,000	USD	35,955	(1,511)

					$(1,645)

Inflation Indexed

Settlement Date	Contract to				Unrealized Gain/(Loss)
	ReceiveA		DeliverA
5/10/05	USD	3,621	CAD	4,425	$(38)
5/10/05	USD	17,793	EUR	13,529	235
5/10/05	USD	828	SEK	5,739	16
5/10/05	EUR	11,259	USD	14,853	(241)
5/10/05	EUR	2,836	SEK	25,700	21

					$(7)

Non-U.S.

Settlement Date	Contract to				Unrealized Gain/(Loss)
	ReceiveA		DeliverA
4/1/05	EUR	1,900	USD	2,461	$3
4/1/05	NOK	11,200	USD	1,770	(4)
5/10/05	EUR	3,533	AUD	3,592	6
5/10/05	USD	908	CAD	1,100	(1)
5/10/05	USD	1,711	DKK	9,740	15
5/10/05	EUR	30,212	USD	39,281	(73)
5/10/05	EUR	5,990	NOK	49,082	13
5/10/05	USD	106,921	EUR	81,788	779
5/10/05	NOK	40,876	EUR	4,988	(11)
5/10/05	USD	5,947	GBP	3,183	(49)
5/10/05	GBP	550	USD	1,027	9
5/10/05	USD	3,850	NOK	24,230	26
5/10/05	NOK	14,792	USD	2,357	(23)
5/10/05	SEK	24,231	USD	3,500	(70)
5/10/05	USD	9,928	SEK	68,733	198

					$818

A	Definitions of currency abbreviations:

AUD—Australian dollar

CAD—Canadian dollar

DKK—Danish krona

EUR—Euro

GBP—British pound

JPY—Japanese yen

NOK—Norwegian krone

SEK—Swedish krona

USD—United States dollar

Annual Report to Shareholders

Options and Futures

As part of their investment programs, the Funds may utilize options and futures. Options may be written (sold) or purchased by the Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.
The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the call option.
The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Written option:	Impact on the Fund:
The option expires	Realize a gain equal to the amount of the premium received.
The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.
A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

Activity in written call and put options during the year ended March 31, 2005, was as follows:

	Calls		Puts
Intermediate	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2004	752	$991	13,400,557	$736
Options written	1,756	1,183	2,341	1,129
Options closed	(2,178)	(2,065)	(13,402,146)	(1,614)
Options expired	—	—	(346)	(145)
Options exercised	—	—

Options outstanding at March 31, 2005	330	$109	406	$106

	Calls		Puts
Intermediate Plus	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2004	—	$—	—	$—
Options written	38	11	63	23
Options closed	(20)	(7)	(29)	(13)
Options expired	—	—	(8)	(3)
Options exercised	—	—	—	—

Options outstanding at March 31, 2005	18	$4	26	$7

	Calls		Puts
Core	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2004	30,302,820	$2,962	92,706,826	$6,470
Options written	6,521,207	15,520	284,207,360	13,649
Options closed	(11,256)	(8,809)	(147,598,485)	(7,693)
Options expired	(30,305,926)	(5,369)	(92,710,336)	(8,096)
Options exercised	(1,972)	(1,142)	(2,171)	(1,464)

Options outstanding at March 31, 2005	6,504,873	$3,162	136,603,194	$2,866

	Calls		Puts
Core Plus	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2004	39,303,534	$3,803	129,705,061	$5,517
Options written	54,435,066	29,788	406,077,547	24,196
Options closed	(17,184)	(14,409)	(214,957,967)	(7,869)
Options expired	(84,710,070)	(11,257)	(129,716,082)	(14,869)
Options exercised	(2,677)	(1,559)	(3,855)	(2,654)

Options outstanding at March 31, 2005	9,008,669	$6,366	191,104,704	$4,321

	Calls		Puts
Inflation Indexed	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2004	4,600,283	$305	25,600,387	$403
Options written	313	199	182	116
Options closed	(4,600,358)	(335)	(403)	(185)
Options expired	(105)	(58)	(94)	(32)
Options exercised	(95)	(87)	(25,600,072)	(302)

Options outstanding at March 31, 2005	38	$24	—	$—

Annual Report to Shareholders

Upon entering into a futures contract, the Funds are required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For Non-U.S. and foreign denominated futures held in Intermediate Plus, Core Plus and Inflation Indexed, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses, and each Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Funds enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in value of the futures contracts primarily corresponds with the value of the underlying instruments, which may not correlate with changes in interest rates, if applicable. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The nature and risks of these financial instruments and other reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

The open futures positions and related appreciation or depreciation at March 31, 2005, are listed at the end of each Fund’s portfolio of investments.

Swap Agreements

The Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the Funds will receive a payment from the counterparty. To the extent it is less, the Funds will make a payment to the counterparty. Periodic payments received or made by the Funds are recorded in the accompanying statements of operations as realized gains or losses, respectively.

Credit default swaps (denoted in the table on the following pages by a superscript 1) involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Funds may enter into credit default swaps in which a Fund or its counterparty act as guarantors. By acting as the guarantor of a swap, a Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value. Interest rate swap contracts (denoted in the table on the following pages by a superscript 2) involve the exchange of commitments to pay and receive interest based on a notional principal amount.

Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the accompanying statements of operations as realized gains or losses, respectively. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with swap contracts. Risks may exceed amounts recognized on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (Apache Corporation, 6.25%, due 4/15/12)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.36% Quarterly	$2,275	$(5)

Deutsche Bank AG (Freddie Mac, 5.00%, due 7/15/14)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.29% Quarterly	2,400	2

Lehman Brothers Holdings Inc. (Bear Stearns Co., 7.625%, due 12/7/09)[1]	March 20, 2015	0.47% Quarterly	Specified amount upon credit event noticeD	1,400	3

Lehman Brothers Holdings Inc. (Citigroup Inc., 6.50%, due 1/18/11)[1]	March 20, 2015	0.31% Quarterly	Specified amount upon credit event noticeD	1,400	4

Lehman Brothers Holdings Inc. (Countrywide Financial, 6.60%, due 1/15/12)[1]	March 20, 2015	0.69% Quarterly	Specified amount upon credit event noticeD	1,400	13

Lehman Brothers Holdings Inc. (Dynegy Holdings, 8.75%, due 2/15/12)[1]	April 23, 2007	Specified amount upon credit event noticeC	3.00% Quarterly	2,200	12

Lehman Brothers Holdings Inc. (iBoxx IG 3)[1]	March 20, 2010	Specified amount upon credit event noticeB	0.50% Quarterly	1,940	(4)

Lehman Brothers Holdings Inc. (iBoxx IG 3)[1]	March 20, 2010	Specified amount upon credit event noticeB	0.50% Quarterly	11,890	(26)

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.05% Quarterly	6,500	12

Lehman Brothers Holdings Inc. (J.P. Morgan Chase & Co., 3.50%, due 3/15/09)[1]	March 20, 2015	0.43% Quarterly	Specified amount upon credit event noticeD	1,400	6

Lehman Brothers Holdings Inc. (Merrill Lynch & Co., Inc., 6.00%, due 2/17/09)[1]	March 20, 2015	0.45% Quarterly	Specified amount upon credit event noticeD	1,400	6

Lehman Brothers Holdings Inc. (Morgan Stanley Dean Witter, 6.60%, due 4/1/12)[1]	March 20, 2015	0.44% Quarterly	Specified amount upon credit event noticeD	1,400	5

Lehman Brothers Holdings Inc. (The Goldman Sachs Group, Inc 6.60%, due 1/15/12)[1]	March 20, 2015	0.44% Quarterly	Specified amount upon credit event noticeD	1,400	6

Lehman Brothers Holdings Inc. (Wachovia Corporation, 3.50%, due 8/15/08)[1]	March 20, 2015	0.32% Quarterly	Specified amount upon credit event noticeD	1,400	N.M.

Annual Report to Shareholders

WESTERN ASSET INTERMEDIATE BOND—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers Holdings Inc. (Washington Mutual, Inc., 4.375%, due 1/15/08)[1]	March 20, 2015	0.55% Quarterly	Specified amount upon credit event noticeD	$1,400	$15

Lehman Brothers Holdings Inc. (Wells Fargo & Company, 3.50%, due 4/4/08)[1]	March 20, 2015	0.32% Quarterly	Specified amount upon credit event noticeD	1,400	1

				$41,205	$50

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (Apache Corporation, 6.25%, due 4/15/12)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.36% Quarterly	$100	N.M.

JP Morgan Chase & Co. (Countrywide Home Loans, 5.625%, due 7/15/09)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.58% Quarterly	200	—

Lehman Brothers Holdings Inc. (Bear Stearns Co., 7.625%, due 12/7/09)[1]	March 20, 2015	0.47% Quarterly	Specified amount upon credit event noticeD	100	N.M.

Lehman Brothers Holdings Inc. (Citigroup Inc., 6.50%, due 1/18/11)[1]	March 20, 2015	0.31% Quarterly	Specified amount upon credit event noticeD	100	N.M.

Lehman Brothers Holdings Inc. (Countrywide Financial, 0%, due 2/8/31)[1]	March 20, 2015	0.69% Quarterly	Specified amount upon credit event noticeD	100	1

Lehman Brothers Holdings Inc. (iBoxx IG 3)[1]	March 20, 2010	Specified amount upon credit event noticeB	0.50% Quarterly	110	N.M.

Lehman Brothers Holdings Inc. (iBoxx IG 3)[1]	March 20, 2010	Specified amount upon credit event noticeB	0.50% Quarterly	660	(1)

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.05% Quarterly	400	1

Lehman Brothers Holdings Inc. (J.P. Morgan Chase & Co., 3.50%, due 3/15/09)[1]	March 20, 2015	0.43% Quarterly	Specified amount upon credit event noticeD	100	1

Lehman Brothers Holdings Inc. (Merrill Lynch & Co., Inc, 6.00%, due 2/17/09)[1]	March 20, 2015	0.45% Quarterly	Specified amount upon credit event noticeD	100	N.M.

Lehman Brothers Holdings Inc. (Morgan Stanley Dean Witter, 6.60%, due 4/1/12)[1]	March 20, 2015	0.44% Quarterly	Specified amount upon credit event noticeD	100	N.M.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

WESTERN INTERMEDIATE PLUS BOND PORTFOLIO—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers Holdings Inc. (The Goldman Sachs Group, Inc, 6.60%, due 1/15/12)[1]	March 20, 2015	0.44% Quarterly	Specified amount upon credit event noticeD	$100	$1

Lehman Brothers Holdings Inc. (Wachovia Corporation, 3.50%, due 8/15/08)[1]	March 20, 2015	0.32% Quarterly	Specified amount upon credit event noticeD	100	N.M.

Lehman Brothers Holdings Inc. (Washington Mutual, Inc., 4.375%, due 1/15/08)[1]	March 20, 2015	0.55% Quarterly	Specified amount upon credit event noticeD	100	1

Lehman Brothers Holdings Inc. (Wells Fargo & Company, 3.50%, due 4/4/08)[1]	March 20, 2015	0.32% Quarterly	Specified amount upon credit event noticeD	100	N.M.

Merrill Lynch & Co., Inc. (iBoxx HY3)[1]	December 20, 2009	Specified amount upon credit event noticeB	3.75% Quarterly	400	(5)

The Goldman Sachs Group, Inc. (iBoxx HY2)[1]	September 20, 2009	Specified amount upon credit event noticeB	4.30% Quarterly	250	1

				$3,120	N.M.

WESTERN ASSET CORE BOND PORTFOLIO:
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8 1-Month LIBORE + 160 bpsF, due 6/25/35)[1]	April 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	$784	$2

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9 1-Month LIBORE + 250 bps, due 6/25/35)[1]	April 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8, 1-Month LIBORE + 138 bps, due 2/25/35)[1]	February 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M9, 1-Month LIBORE + 220 bps, due 2/25/35)[1]	February 25, 2035	2.060% Monthly	Specified amount upon credit event noticeD	784	3

Annual Report to Shareholders

WESTERN ASSET CORE BOND PORTFOLIO—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2 1-Month LIBORE +190 bps, due 10/25/34)[1]	October 25, 2034	1.370% Monthly	Specified amount upon credit event noticeD	$1,046	$3

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2, 1Month LIBORE + 130 bps, due 3/25/35)[1]	March 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3, 1-Month LIBORE + 200 bps, due 3/25/35)[1]	March 25, 2035	2.180% Monthly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3 1-Month LIBORE + 300 bps, due 3/25/34)[1]	March 25, 2034	2.200% Monthly	Specified amount upon credit event noticeD	1,046	4

Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M9, 1-Month LIBORE + 225 bps, due 11/25/34)[1]	November 25, 2034	1.330% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M10, 1-Month LIBORE + 350 bps, due 11/25/34)[1]	November 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8 1-Month LIBORE + 180 bps, due 11/25/34)[1]	November 25, 2034	1.310% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9 1-Month LIBORE + 315 bps, due 11/25/34)[1]	November 25, 2034	2.180% Monthly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBORE + 100 bps, due 1/25/35)[1]	January 25, 2035	2.080% Monthly	Specified amount upon credit event noticeD	784	3

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

WESTERN ASSET CORE BOND PORTFOLIO—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8, 1-Month LIBORE + 135 bps, due 1/25/35)[1]	February 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	$784	$2

Credit Suisse First Boston USA (iBoxx IG 3)[1]	March 20, 2010	0.500% Quarterly	Specified amount upon credit event noticeD	25,600	43

Credit Suisse First Boston USA (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.15% Quarterly	Specified amount upon credit event noticeD	25,000	6

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed Trust 2004-C M8, 1-Month LIBORE + 190 bps, due 3/25/35)[1]	March 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed Trust 2004-C M9, 1-Month LIBORE + 325 bps, due 3/25/35)[1]	March 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9 1-Month LIBORE + 350 bps, due 2/25/34)[1]	February 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	1,046	3

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8 1-Month LIBORE + 170 bps, due 2/25/35)[1]	February 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M9 1-Month LIBORE + 275 bps, due 2/25/35)[1]	February 25, 2035	2.080% Monthly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8 1-Month LIBORE + 153 bps, due 12/25/34)[1]	December 25, 2034	1.310% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9 1-Month LIBORE + 240 bps, due 12/25/34)[1]	December 25, 2034	2.080% Monthly	Specified amount upon credit event noticeD	784	3

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2004-WMC4 B3 1-Month LIBORE + 375 bps, due 4/25/35)[1]	April 25, 2035	2.150% Monthly	Specified amount upon credit event noticeD	$1,046	$3

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-WMC1 B2 1-Month LIBORE + 135 bps, due 9/25/35)[1]	September 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-WMC1 B3 1-Month LIBORE + 225 bps, due 9/25/35)[1]	September 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-NC1 B2 1-Month LIBORE + 130 bps, due 10/25/35)[1]	October 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-NC1 B3 1-Month LIBORE + 205 bps, due 10/25/35)[1]	October 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2, 1-Month LIBORE + 130 bps, due 1/25/35)[1]	January 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3, 1-Month LIBORE + 215 bps, due 1/25/35)[1]	January 25, 2035	2.180% Monthly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9 1-Month LIBORE + 325 bps, due 8/25/34)[1]	August 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	1,046	4

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8 1-Month LIBORE + 140 bps, due 3/25/35)[1]	March 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	784	2

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

WESTERN ASSET CORE BOND PORTFOLIO—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9 1-Month LIBORE + 205 bps, due 3/25/35)[1]	March 25, 2035	2.180% Monthly	Specified amount upon credit event noticeD	$784	$3

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2 1-Month LIBORE + 135 bps, due 6/25/35)[1]	June 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3 1-Month LIBORE + 195 bps, due 6/25/35)[1]	June 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M8, 1-Month LIBORE + 155 bps, due 1/25/36)[1]	January 25, 2036	1.360% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M9, 1-Month LIBORE + 250 bps, due 1/25/36)[1]	January 25, 2036	2.180% Monthly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6, 1-Month LIBORE + 230 bps, due 6/25/34)[1]	June 25, 2034	1.370% Monthly	Specified amount upon credit event noticeD	1,046	3

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1, 1-Month LIBORE + 165 bps, due 1/25/35)[1]	January 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3, 1-Month LIBORE + 260 bps, due 1/25/35)[1]	January 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	784	3

Deutsche Bank AG2	January 14, 2007	3-month LIBORE	3.571% Quarterly	150,920	(1,445)

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG2	March 3, 2035	3-month LIBORE	5.168% Semi-annually	$24,790	$(370)

Deutsche Bank AG (Apache Corporation, 6.25%, due 4/15/12)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.360% Quarterly	1,170	(3)

Deutsche Bank AG (Dynegy Holdings, 8.75%, due 2/15/12)[1]	May 1, 2007	Specified amount upon credit event noticeC	5.250% Quarterly	3,340	217

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.250% Quarterly	1,100	(1)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.670% Quarterly	1,300	(8)

Deutsche Bank AG (Fannie Mae, 6%, due 5/15/11)[1]	December 20, 2009	Specified amount upon credit event noticeB	0.215% Quarterly	11,700	(20)

Deutsche Bank AG (Ford Motor Company 7.45%, due 7/16/31)[1]	March 20, 2015	Specified amount upon credit event noticeB	2.930% Quarterly	1,700	(101)

Deutsche Bank AG (Freddie Mac, 5%, due 7/15/14)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.290% Quarterly	15,600	11

Deutsche Bank AG (General Motors Acceptance Corporation 6.875%, due 8/28/12)[1]	March 20, 2010	Specified amount upon credit event noticeB	2.280% Quarterly	5,000	—

Deutsche Bank AG (General Motors Corporation 8.375%, due 7/15/33)[1]	March 20, 2015	Specified amount upon credit event noticeB	3.510% Quarterly	1,700	(4)

Deutsche Bank AG (iBoxx IG 3)[1]	March 20, 2015	0.700% Quarterly	Specified amount upon credit event noticeD	7,400	3

Deutsche Bank AG (iBoxx 30 Hi-Vol)[1]	March 20, 2009	1.25% Quarterly	Specified amount upon credit event noticeD	7,400	16

Deutsche Bank AG (iBoxx IG Hi-Vol)[1]	March 20, 2009	Specified amount upon credit event noticeB	1.25% Quarterly	9,740	44

Deutsche Bank AG (iBoxx IG Hi-Vol2)[1]	September 20, 2014	Specified amount upon credit event noticeB	1.30% Quarterly	8,320	108

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

WESTERN ASSET CORE BOND PORTFOLIO—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	0.60% Quarterly	Specified amount upon credit event noticeD	$7,400	$(84)

Lehman Brothers Holdings Inc.[2]	October 28, 2014	4.378% Semi-annually	3-month LIBORE	87,400	3,627

Lehman Brothers Holdings Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	March 20, 2010	Specified amount upon credit event noticeB	3.65% Quarterly	10,000	(295)

Lehman Brothers Holdings Inc. (iBoxx IG Fin 3)[1]	March 20, 2010	Specified amount upon credit event noticeB	0.50% Quarterly	13,900	63

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.150% Quarterly	Specified amount upon credit event noticeD	8,800	46

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol3)[1]	September 20, 2009	1.150% Quarterly	Specified amount upon credit event noticeD	800	4

Merrill Lynch & Co., Inc. (Pacific Gas & Electric, 4.80%, due 3/1/14)[1]	June 20, 2009	Specified amount upon credit event noticeB	0.420% Quarterly	2,100	17

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/12/12)[1]	March 20, 2010	Specified amount upon credit event noticeB	4.300% Quarterly	10,000	—

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/12/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	4.530% Quarterly	25,000	—

RBS Greenwich (iBoxx IG 3)[1]	March 20, 2010	0.500% Quarterly	Specified amount upon credit event noticeD	80,200	150

RBS Greenwich (iBoxx IG Hi-Vol3)[1]	March 20, 2010	1.050% Quarterly	Specified amount upon credit event noticeD	17,900	11

The Goldman Sachs Group, Inc.[2]	September 14, 2007	3-month LIBORE	3.215% Semi-annually	26,500	(654)

The Goldman Sachs Group, Inc.[2]	October 18, 2014	4.492% Semi-annually	3-month LIBORE	39,000	1,277

The Goldman Sachs Group, Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.670% Quarterly	1,400	(8)

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
The Goldman Sachs Group, Inc. (iBoxx IG Fin 3)[1]	March 20, 2010	Specified amount upon credit event noticeB	0.50% Quarterly	$5,200	$24

The Goldman Sachs Group, Inc. (iBoxx IG Fin 3)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.70% Quarterly	5,300	22

				$674,044	$2,792

WESTERN ASSET CORE PLUS BOND PORTFOLIO
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA[2]	October 28, 2014	4.3780% Semi-annually	3-month LIBORE	$124,400	$5,162

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8 1-Month LIBORE + 160 bps, due 6/25/35)[1]	April 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	1,122	2

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9 1-Month LIBORE + 250 bps, due 6/25/35)[1]	April 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8, 1-Month LIBORE + 138 bps, due 2/25/35)[1]	February 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M9, 1-Month LIBORE + 220 bps, due 2/25/35)[1]	February 25, 2035	2.060% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2 1-Month LIBORE +190 bps, due 10/25/34)[1]	October 25, 2034	1.370% Monthly	Specified amount upon credit event noticeD	1,494	4

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2, 1Month LIBORE + 130 bps, due 3/25/35)[1]	March 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3, 1-Month LIBORE + 200 bps, due 3/25/35)[1]	March 25, 2035	2.180% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3 1-Month LIBORE + 300 bps, due 3/25/34)[1]	March 25, 2034	2.200% Monthly	Specified amount upon credit event noticeD	1,494	5

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

WESTERN ASSET CORE PLUS BOND PORTFOLIO—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M9, 1-Month LIBORE + 225 bps, due 11/25/34)[1]	November 25, 2034	1.330% Monthly	Specified amount upon credit event noticeD	$1,122	$3

Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M10, 1-Month LIBORE + 350 bps, due 11/25/34)[1]	November 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8 1-Month LIBORE + 180 bps, due 11/25/34)[1]	November 25, 2034	1.310% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9 1-Month LIBORE + 315 bps, due 11/25/34)[1]	November 25, 2034	2.180% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBORE + 100 bps, due 1/25/35)[1]	January 25, 2035	2.080% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8, 1-Month LIBORE + 135 bps, due 1/25/35)[1]	February 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed Trust 2004-C M9, 1-Month LIBORE + 325 bps, due 3/25/35)[1]	March 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (iBoxx HY 2B)[1]	September 20, 2009	Specified amount upon credit event noticeB	4.3000% Quarterly	5,000	188

Credit Suisse First Boston USA (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.0000% Quarterly	3,150	90

Credit Suisse First Boston USA (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.0000% Quarterly	3,150	90

Credit Suisse First Boston USA (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.0000% Quarterly	15,900	(101)

Credit Suisse First Boston USA (iBoxx IG 3)[1]	March 20, 2010	0.500% Quarterly	Specified amount upon credit event noticeD	36,200	61

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (iBoxx IG Hi-Vol)[1]	March 20, 2009	Specified amount upon credit event noticeB	1.2500% Quarterly	$50,000	$268

Credit Suisse First Boston USA (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.1500% Quarterly	Specified amount upon credit event noticeD	25,000	7

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed Trust 2004-C M8, 1-Month LIBORE + 190 bps, due 3/25/35)[1]	March 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8 1-Month LIBORE + 170 bps, due 2/25/35)[1]	February 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M9 1-Month LIBORE + 275 bps, due 2/25/35)[1]	February 25, 2035	2.080% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9 1-Month LIBORE + 350 bps, due 2/25/34)[1]	February 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	1,494	4

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8 1-Month LIBORE + 153 bps, due 12/25/34)[1]	December 25, 2034	1.310% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9 1-Month LIBORE + 240 bps, due 12/25/34)[1]	December 25, 2034	2.080% Monthly	Specified amount upon credit event noticeD	1,122	5

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2004-WMC4 B3 1-Month LIBORE + 375 bps, due 4/25/35)[1]	April 25, 2035	2.150% Monthly	Specified amount upon credit event noticeD	1,494	4

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-WMC1 B2 1-Month LIBORE + 135 bps, due 9/25/35)[1]	September 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	1,122	2

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-WMC1 B3 1-Month LIBORE + 225 bps, due 9/25/35)[1]	September 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	4

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

WESTERN ASSET CORE PLUS BOND PORTFOLIO—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-NC1 B2 1-Month LIBORE + 130 bps, due 10/25/35)[1]	October 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	$1,122	$3

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc 2005-NC1 B3 1-Month LIBORE + 205 bps, due 10/25/35)[1]	October 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2, 1-Month LIBORE + 130 bps, due 1/25/35)[1]	January 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3, 1-Month LIBORE + 215 bps, due 1/25/35)[1]	January 25, 2035	2.180% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9 1-Month LIBORE + 325 bps, due 8/25/34)[1]	August 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	1,494	5

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8 1-Month LIBORE + 140 bps, due 3/25/35)[1]	March 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9 1-Month LIBORE+ 205 bps, due 3/25/35)[1]	March 25, 2035	2.180% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2 1-Month LIBORE + 135 bps, due 6/25/35)[1]	June 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3 1-Month LIBORE + 195 bps, due 6/25/35)[1]	June 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M8, 1-Month LIBORE + 155 bps, due 1/25/36)[1]	January 25, 2036	1.360% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M9, 1-Month LIBORE + 250 bps, due 1/25/36)[1]	January 25, 2036	2.180% Monthly	Specified amount upon credit event noticeD	1,122	4

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6, 1-Month LIBORE + 230 bps, due 6/25/34)[1]	June 25, 2034	1.370% Monthly	Specified amount upon credit event noticeD	$1,494	$4

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1, 1-Month LIBORE + 165 bps, due 1/25/35)[1]	January 25, 2035	1.28% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3, 1-Month LIBORE + 260 bps, due 1/25/35)[1]	January 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	4

Deutsche Bank AG2	January 14, 2007	3-month LIBORE	3.571% Quarterly	199,990	(1,915)

Deutsche Bank AG2	January 10, 2008	3-month LIBORE	3.7538% Semi-Annually	143,500	(2,236)

Deutsche Bank AG2	March 3, 2035	3-month LIBORE	5.168% Semi-Annually	37,010	(553)

Deutsche Bank AG (Apache Corporation 6.25%, due 4/15/12)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.360% Quarterly	1,265	(3)

Deutsche Bank AG (Dynegy Holdings, 8.75%, due 2/15/12)[1]	April 23, 2007	Specified amount upon credit event noticeB	2.9500% Quarterly	2,250	45

Deutsche Bank AG (Dynegy Holdings, 8.75%, due 2/15/12)[1]	May 1, 2007	Specified amount upon credit event noticeB	5.2500% Quarterly	3,460	225

Deutsche Bank AG (Eastman Kodak Company 7.25%, due 11/15/13)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.250% Quarterly	1,600	(1)

Deutsche Bank AG (Eastman Kodak Company 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.670% Quarterly	1,900	(11)

Deutsche Bank AG (Fannie Mae, 6%, due 5/15/11)[1]	December 20, 2009	Specified amount upon credit event noticeB	0.215% Quarterly	17,000	(29)

Deutsche Bank AG (Ford Motor Company 7.45%, due 7/16/31)[1]	March 20, 2015	Specified amount upon credit event noticeB	2.930% Quarterly	2,600	(155)

Deutsche Bank AG (Freddie Mac 5%, due 7/15/14)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.290% Quarterly	25,100	18

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

WESTERN ASSET CORE PLUS BOND PORTFOLIO—Continued

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (General Motors Acceptance Corporation, 6.75%, due 12/1/14)[1]	December 20, 2005	Specified amount upon credit event noticeB	1.750% Quarterly	$8,400	$—

Deutsche Bank AG (General Motors Acceptance Corporation, 6.875%, due 8/12/12)[1]	March 20, 2010	Specified amount upon credit event noticeB	2.280% Quarterly	5,500	—

Deutsche Bank AG (General Motors Corporation 8.375%, due 7/15/33)[1]	March 20, 2015	Specified amount upon credit event noticeB	3.510% Quarterly	2,600	(5)

Deutsche Bank AG (iBoxx 100 HY)[1]	March 20, 2009	4.2500% Quarterly	Specified amount upon credit event noticeD	1,881	(22)

Deutsche Bank AG (iBoxx 100 IG)[1]	March 20, 2009	4.2500% Quarterly	Specified amount upon credit event noticeD	3,673	163

Deutsche Bank AG (iBoxx 100 HY)[1]	March 20, 2009	Specified amount upon credit event noticeB	4.2500% Quarterly	9,900	105

Deutsche Bank AG (iBoxx HY 2)[1]	September 20, 2009	Specified amount upon credit event noticeB	4.3000% Quarterly	2,620	172

Deutsche Bank AG (iBoxx HY 2)[1]	September 20, 2009	Specified amount upon credit event noticeB	4.3000% Quarterly	3,260	155

Deutsche Bank AG (iBoxx HY 2)[1]	September 20, 2009	Specified amount upon credit event noticeB	4.8000% Quarterly	2,620	133

Deutsche Bank AG (iBoxx HY 3)[1]	March 20, 2009	Specified amount upon credit event noticeB	5.0000% Quarterly	5,000	100

Deutsche Bank AG (iBoxx HY 3)[1]	March 20, 2009	Specified amount upon credit event noticeB	5.0000% Quarterly	10,000	162

Deutsche Bank AG (iBoxx IG 2)[1]	September 20, 2009	Specified amount upon credit event noticeB	4.3000% Quarterly	15,000	377

Deutsche Bank AG (iBoxx IG 3)[1]	March 20, 2015	0.7000% Quarterly	Specified amount upon credit event noticeD	24,500	10

Deutsche Bank AG (iBoxx IG Hi-Vol)[1]	March 20, 2009	Specified amount upon credit event noticeB	1.2500% Quarterly	13,760	63

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (iBoxx IG Hi-Vol2)[1]	September 20, 2014	Specified amount upon credit event noticeB	1.3000% Quarterly	$11,560	$150

Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	0.6000% Quarterly	Specified amount upon credit event noticeD	6,450	(73)

Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	0.6000% Quarterly	Specified amount upon credit event noticeD	9,500	(108)

Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	1.2500% Quarterly	Specified amount upon credit event noticeD	9,500	21

JP Morgan Chase & Co.[2]	October 18, 2014	4.4926% Semi-annually	3-month LIBORE	51,300	1,676

Lehman Brothers Holdings Inc. (General Motors Acceptance Corporation, 6.875%, due 8/12/12)[1]	March 20, 2010	Specified amount upon credit event noticeB	3.650% Quarterly	25,000	(738)

Lehman Brothers Holdings Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.0000% Quarterly	3,300	4

Lehman Brothers Holdings Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.0000% Quarterly	3,400	(77)

Lehman Brothers Holdings Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.0000% Quarterly	3,400	(77)

Lehman Brothers Holdings Inc. (iBoxx IG FIN 3)[1]	March 20, 2010	Specified amount upon credit event noticeB	0.5000% Quarterly	19,700	90

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.1500% Quarterly	Specified amount upon credit event noticeD	1,500	7

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.1500% Quarterly	Specified amount upon credit event noticeD	12,600	66

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	1.0500% Quarterly	Specified amount upon credit event noticeD	8,700	81

Lehman Brothers Holdings Inc. (iBoxx IG TMT)[1]	March 20, 2009	0.6000% Quarterly	Specified amount upon credit event noticeD	9,000	(93)

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

WESTERN ASSET CORE PLUS BOND PORTFOLIO—Continued

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc. (Pacific Gas & Electric, 4.80%, due 3/1/14)[1]	June 20, 2009	Specified amount upon credit event noticeB	0.4200% Quarterly	$2,980	$25

The Goldman Sachs Group, Inc. (Eastman Kodak Company 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.670% Quarterly	1,900	(11)

The Goldman Sachs Group, Inc.[2]	September 14, 2007	3-month LIBORE	3.2150% Semi-annually	37,270	(920)

The Goldman Sachs Group, Inc.[2]	September 24, 2009	3.7135% Semi-annually	3-month LIBORE	100,000	3,456

The Goldman Sachs Group, Inc.[2]	October 18, 2014	4.4915% Semi-annually	3-month LIBORE	54,000	1,768

The Goldman Sachs Group, Inc. (iBoxx IG FIN 3)[1]	March 20, 2010	Specified amount upon credit event noticeB	0.5000% Quarterly	7,500	34

The Goldman Sachs Group, Inc. (iBoxx IG FIN 3)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.7000% Quarterly	7,600	31

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	1.0500% Quarterly	Specified amount upon credit event noticeD	1,140	11

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	1.050% Quarterly	Specified amount upon credit event noticeD	11,700	68

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	1.0500% Quarterly	Specified amount upon credit event noticeD	10,400	86

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	1.0500% Quarterly	Specified amount upon credit event noticeD	22,000	173

The Goldman Sachs Group, Inc. (iBoxx IG HY 3)[1]	December 20, 2009	4.0000% Quarterly	Specified amount upon credit event noticeD	3,400	94

The Goldman Sachs Group, Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.0000% Quarterly	2,980	39

The Goldman Sachs Group, Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.0000% Quarterly	3,800	9

The Goldman Sachs Group, Inc. (iBoxx IG HY 3)[1]	December 20, 2009	4.0000% Quarterly	Specified amount upon credit event noticeD	1,800	43

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
The Goldman Sachs Group, Inc. (iBoxx IG HY 3)[1]	December 20, 2009	4.0000% Quarterly	Specified amount upon credit event noticeD	$3,280	$91

The Goldman Sachs Group, Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.0000% Quarterly	13,400	(68)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/12/12)[1]	March 20, 2010	Specified amount upon credit event noticeB	4.300% Quarterly	15,000	—

RBS Greenwich (iBoxx IG 3)[1]	March 20, 2010	0.5000% Quarterly	Specified amount upon credit event noticeD	113,600	212

RBS Greenwich (iBoxx IG Hi-Vol3)[1]	March 20, 2010	1.0500% Quarterly	Specified amount upon credit event noticeD	1,700	12

				$1,442,417	$8,780

WESTERN ASSET INFLATION INDEXED BOND PLUS PORTFOLIO
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co. (Ford Motor Company, 7.00%, due 8/15/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	2.90% Quarterly	$5,000	$—

Merrill Lynch & Co., Inc. (General Motors Acceptance Corporation, 7.75%, due 1/19/10)[1]	March 20, 2010	Specified amount upon credit event noticeB	3.55% Quarterly	5,000	3

Merrill Lynch & Co., Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.90% Quarterly	5,000	(19)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	4.50% Quarterly	7,500	—

				$22,500	$(16)

B	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will pay $1,000.
C	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will pay $1,000; upon default, the Fund will pay $10,000.
D	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will receive $1,000.
E	As of March 31, 2005, the one- and three-month London Interbank Offered Rates were 2.87% and 3.12%, respectively.
F	100 basis points = 1%.

Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

4. Securities Loaned:

Each Fund may lend its securities to approved brokers to earn additional income and will receive cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by each Fund’s lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of the loaned securities.

At March 31, 2005, the market value of securities on loan to broker-dealers was $162,813 for Intermediate, $862,777 for Core, and $1,210,694 for Core Plus. Cash collateral received was $166,129 for Intermediate, $880,555 for Core, and $1,235,698 for Core Plus.

5. Transactions With Affiliates:

Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Western Asset Management Company (“Western Asset”) is the investment adviser to Limited Duration, Intermediate, Intermediate Plus, Core, Core Plus, Inflation Indexed, and High Yield. Western Asset Management Company Limited (“WAML”) is the investment adviser to Non-U.S. and shares advisory responsibilities with Western Asset for Intermediate Plus, Core Plus and Inflation Indexed. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets. LMFA, Western Asset and WAML have voluntarily agreed to waive their fees and reimburse the Funds to the extent each Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates of each Fund’s average daily net assets. Western Asset and WAML have also agreed to waive their advisory fees (which are paid by LMFA, and not the Funds) in corresponding amounts. The following chart shows annual rates of management fees, expense limits, and management fees waived for each Fund:

Fund	Asset Breakpoint	Management Fee	Expense Limitation	Management Fees Waived
Limited Duration	All asset levels	0.350%	0.40%	$116

Intermediate	All asset levels	0.400%	0.45%	77

Intermediate Plus	All asset levels	0.400%	0.45%	129

Core
Institutional Class	Up to $500 million	0.450%	0.50%	—
	Next $500 million	0.425%
	In excess of $1 billion	0.400%

Financial Intermediary Class	Up to $500 million	0.450%	0.75%	—
	Next $500 million	0.425%
	In excess of $1 billion	0.400%

Core Plus
Institutional Class	Up to $500 million	0.450%	0.45%	96
	Next $500 million	0.425%
	In excess of $1 billion	0.400%

Financial Intermediary Class	Up to $500 million	0.450%	0.70%	2
	Next $500 million	0.425%
	In excess of $1 billion	0.400%

Inflation Indexed	All asset levels	0.200%	0.25%	86

High Yield	All asset levels	0.550%	0.65%	—

Non-U.S.	All asset levels	0.450%	0.55%	126

Legg Mason Wood Walker, Incorporated (“LMWW”), a member of the New York Stock Exchange, serves as distributor of the Funds’ shares. LMWW receives from each Fund an annual distribution fee of 0.25% of the average daily net assets of the Financial Intermediary Class of each Fund, computed daily and payable monthly. At March 31, 2005, $54 was due to LMWW from Core and $39 from Core Plus.

LMFA, Western Asset, WAML and LMWW are wholly owned subsidiaries of Legg Mason, Inc.

Annual Report to Shareholders

6. Fund Share Transactions:

At March 31, 2005, there were 13.1 billion shares of common stock of the Corporation authorized at $.001 par value. Transactions in Fund shares were as follows:

	Sold		Reinvestment of Dividends		Repurchased		Net Change
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Limited Duration
—Institutional Class
Year Ended Mar. 31, 2005	2,314	$23,070	95	$942	(1,220)	$(12,193)	1,189	$11,819
Period Ended Mar. 31, 2004G	3,108	31,078	17	171	(530)	(5,311)	2,595	25,938

Intermediate
—Institutional Class
Year Ended Mar. 31, 2005	15,429	$163,649	3,396	$35,624	(9,292)	$(98,232)	9,533	$101,041
Year Ended Mar. 31, 2004	15,529	168,930	3,173	34,520	(14,808)	(161,750)	3,894	41,700

Intermediate Plus
—Institutional Class
Year Ended Mar. 31, 2005	4,511	$45,012	54	$531	(442)	$(4,340)	4,123	$41,203

Core
—Institutional Class
Year Ended Mar. 31, 2005	130,619	$1,488,655	12,384	$139,680	(37,948)	$(433,066)	105,055	$1,195,269
Year Ended Mar. 31, 2004	102,574	1,186,661	7,133	82,880	(45,456)	(525,969)	64,251	743,572

—Financial Intermediary Class
Year Ended Mar. 31, 2005	16,894	$192,947	746	$8,418	(4,423)	$(50,544)	13,217	$150,821
Year Ended Mar. 31, 2004	6,137	71,299	410	4,766	(3,084)	(35,705)	3,463	40,360

Core Plus
—Institutional Class
Year Ended Mar. 31, 2005	178,983	$1,885,071	18,064	$188,984	(69,914)	$(735,370)	127,133	$1,338,685
Year Ended Mar. 31, 2004	149,832	1,577,617	11,320	118,968	(33,656)	(353,019)	127,496	1,343,566

—Financial Intermediary Class
Year Ended Mar. 31, 2005	19,384	$205,763	286	$3,027	(2,163)	$(23,011)	17,507	$185,779
Year Ended Mar. 31, 2004	669	7,091	14	153	(62)	(659)	621	6,585

Inflation Indexed
—Institutional Class
Year Ended Mar. 31, 2005	11,379	$121,575	2,469	$25,781	(1,683)	$(18,165)	12,165	$129,191
Year Ended Mar. 31, 2004	8,298	91,034	2,059	22,404	(6,028)	(65,112)	4,329	48,326

High Yield
—Institutional Class
Year Ended Mar. 31, 2005	29,305	$305,054	2,049	$21,159	(10,290)	$(109,064)	21,064	$217,149
Year Ended Mar. 31, 2004	17,347	178,219	1,518	15,029	(16,128)	(165,382)	2,737	27,866

Non-U.S.
—Institutional Class
Year Ended Mar. 31, 2005	760	$8,175	285	$2,869	(2,151)	$(23,757)	(1,106)	$(12,713)
Year Ended Mar. 31, 2004	3,740	39,475	704	7,271	(630)	(6,848)	3,814	39,898

G	For the period from October 1, 2003 (commencement of operations) to March 31, 2004.

Annual Report to Shareholders

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Limited Duration Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset High Yield Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Limited Duration Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset High Yield Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio (eight of the Portfolios comprising Western Asset Funds, Inc., hereafter referred to as the “Funds”) at March 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 18, 2005

Annual Report to Shareholders

DIRECTORS AND OFFICERS

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Western Asset and its affiliates. Unless otherwise noted, the mailing address of each director and officer is 385 East Colorado Boulevard, Pasadena, California 91101.

Name and Year of Birth	Position(s) Held With Company	Term of Office and Length of Time ServedA	Number of Portfolios Overseen in the Fund ComplexB	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Independent Directors:
William G. McGagh 1930	Chairman and DirectorC	Since 1990	14	None	Consultant, McGagh Associates (corporate financial consulting) (1989-present); Chairman of the Board of the John Tracy Clinic; Chairman of the Board of the Los Angeles Orthopedic Hospital. Formerly: Senior Vice President, Chief Financial Officer and Director of Northrup Grumman Corp. (defense, aerospace and cyberspace products).
Ronald J. Arnault 1943	Director	Since 1997	14	None	Retired (1996) Executive Vice President, Chief Financial Officer and Director of Atlantic Richfield Company.
John E. Bryson 1943	Director	Since 1998	14	The Boeing Company and the Walt Disney Company	Chairman and CEO, Edison International (electric power generator, distributor and structured finance provider) (1990-present); Chairman of Southern California Edison Company (1990-1999 and 2003-present); Chief Executive Officer of Southern California Edison Company (1990-1999).
Anita L. DeFrantz 1952	Director	Since 1998	14	OBN Holdings Inc.	President (1987-present) and Director (1990-present), Amateur Athletic Foundation of Los Angeles; President and Director, Kids in Sports (1994-present); Vice President and Director, International Rowing Federation (1997-present); Member, International Olympic Committee (“IOC”) (1986-present); Member, IOC Executive Board (1992-2001); Member, U.S. Olympic Committee (“USOC”) (1976-present); Member, USOC Executive Board (1977-present).
William E.B. Siart 1946	DirectorC	Since 1997	14	None	Chairman, Walt Disney Concert Hall, Inc. (1998-present); Chairman (2000-present), President and Chief Executive Officer (1998-2000), Excellent Education Development. Formerly: Chairman and Chief Executive Officer, First Interstate Bancorp.

Annual Report to Shareholders

DIRECTORS AND OFFICERS—Continued

Name and Year of Birth	Position(s) Held With Company	Term of Office and Length of Time ServedA	Number of Portfolios Overseen in the Fund ComplexB	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Louis A. Simpson 1936	Director	Since 1994	14	None	President and CEO, Capital Operations of GEICO Corporation (1993-present). Formerly: President and CEO, Western Asset Management Company (1977-1979).
Jaynie Miller Studenmund 1954	Director	Since 2004	14	aQuantive Inc., Treasury Bank and Forest Lawn Memorial Park Association	Formerly: Chief Operating Officer, Overture Services, Inc. (2001-2004); President and Chief Operating Officer, Paymybills.com (2000-2001); Executive Vice President, Home Savings of America (1997-1998).
Interested Director:
Edward A. Taber IIID 1945 100 Light Street Baltimore, MD 21202	Director	Since 1998	12	None	Senior Executive Vice President, Legg Mason, Inc.; Senior Executive Vice President, LMWW; Director of Legg Mason Capital Management, Inc., Western Asset, WAML, and Batterymarch Financial Management, Inc. Formerly: Director and Head of Taxable Fixed Income Division, T. Rowe Price Associates (1973-1992).
Executive Officers:E
James W. Hirschmann III 1960	President	Since 1999	N/A	N/A	Director, President, and CEO, Western Asset (1999-present); Director, WAML (1999-present); Member, Board of Directors of Medical Simulation Corporation (2003-present); Member, Board of Trustees of Widener College (1995-present); Member of the Investment Committee of Burroughs Wellcome Fund (2005-present); President, Pacific American Income Shares, Inc. (1999-present) and Western Asset Premier Bond Fund (2001-present). Formerly: Managing Director, WAML (1996-1999); Director of Marketing, Western Asset (1989-1998); Vice President and Director of Marketing, Financial Trust Corporation (bank holding company) (1988-1989); Vice President of Marketing, Atlanta/ Sosnoff Capital (investment management company) (1986-1988).
Scott F. Grannis 1949	Vice President	Since 1990	N/A	N/A	Chief Economist, Western Asset (1989-present); Vice President of Pacific American Income Shares, Inc. (1990-present). Formerly: Vice President, Leland O’Brien Rubinstein (investment advisory firm) (1986-1989); Senior Economist, Claremont Economics Institute (1980-1986).

Annual Report to Shareholders

Name and Year of Birth	Position(s) Held With Company	Term of Office and Length of Time ServedA	Number of Portfolios Overseen in the Fund ComplexB	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Ilene S. Harker 1955	Vice President	Since 1990	N/A	N/A	Head of Enterprise Risk, Western Asset (2003-present); Vice President, Pacific American Income Shares, Inc. (1996-present), and Western Asset Premier Bond Fund (2001-present). Formerly: Secretary of the Corporation and Secretary of Pacific American Income Shares, Inc. (1993-1996); Director of Compliance and Controls, Western Asset (1978-2003).
Gavin L. James 1960	Vice President	Since 2001	N/A	N/A	Director, Global Client Service and Marketing, Western Asset (1998-present). Formerly: Senior Portfolio Manager, J.P. Morgan Investment Management (1990-1998).
S. Kenneth Leech 1954	Vice President	Since 1990	N/A	N/A	Chief Investment Officer, Western Asset (1998-present); Vice President, Pacific American Income Shares, Inc. (1998-present) and Western Asset Premier Bond Fund (2001-present). Formerly: Director of Portfolio Management, Western Asset (1990-1998); Senior Trader, Greenwich Capital (1988-1990); Fixed Income Manager of The First Boston Corporation (holding company; stock and bond dealers) (1980-1987); Portfolio Manager of National Bank of Detroit (1977-1980).
Detlev S. Schlichter 1966 155 Bishopsgate London, England EC2N3TY	Vice President	Since 2001	N/A	N/A	Portfolio Manager, WAML (2001-present). Formerly: Director of European Bond Team, Merrill Lynch Investment Managers (1998-2001); Vice President, J.P. Morgan & Co. (1990-1998).
Stephen A. Walsh 1958	Vice President	Since 1994	N/A	N/A	Deputy Chief Investment Officer, Western Asset (2000-present); Vice President of Pacific American Income Shares, Inc. (1999-present). Formerly: Director of Portfolio Management, Western Asset (1998-2000); Senior Portfolio Manager, Western Asset (1991-2000); Portfolio Manager and Trader, Security Pacific Investment Managers, Inc. (investment management company) (1989-1991); Portfolio Manager, Atlantic Richfield Company (1981-1988).
Susanne D. Wilson 1961 100 Light Street Baltimore, MD 21202	Vice President	Since 1998	N/A	N/A	Vice President of LMWW (1998-present). Formerly: Manager of Legg Mason mutual fund operations (1989-1998); Retirement Specialist, T. Rowe Price Associates (1983-1989).

Annual Report to Shareholders

DIRECTORS AND OFFICERS—Continued

Name and Year of Birth	Position(s) Held With Company	Term of Office and Length of Time ServedA	Number of Portfolios Overseen in the Fund ComplexB	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Marie K. Karpinski 1949 100 Light Street Baltimore, MD 21202	Vice President and Treasurer	Since 1990	N/A	N/A	Vice President, LMWW (1992-present); Vice President and Treasurer of all Legg Mason retail funds (open-end investment companies) (1986-present); Vice President and Treasurer of Legg Mason Charles Street Trust, Inc. (open-end investment company) (1998-present); Treasurer and Principal Financial and Accounting Officer of Pacific American Income Shares, Inc. and Western Asset Premier Bond Fund (2001-present), Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present). Formerly: Assistant Treasurer of Pacific American Income Shares, Inc. (1988-2001).
Amy M. Olmert 1963 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Since 2004	N/A	N/A	Senior Vice President of Legg Mason, Inc. (2004-present); Vice President and Chief Compliance Officer of all Legg Mason retail funds (open-end investment companies) (2004-present) and Legg Mason Charles Street Trust, Inc. (open-end investment company) (2004-present); Chief Compliance Officer of Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present). Formerly: Director (2000-2003) and Managing Director, (2003-2004) Deutsche Asset Management (1997-2004).
Lisa G. Mrozek 1962	Secretary	Since 1999	N/A	N/A	Senior Compliance Officer, Western Asset (1999-present); Secretary of Pacific American Income Shares, Inc. (1999-present) and Western Asset Premier Bond Fund (2001-present); Member of the Board of Directors of California Dollars for Scholars (1998-present); Member of the Board of Trustees of Scholarship America (2002-present). Formerly: Assistant Vice President, Fund Business Management, Capital Research and Management Company (an investment management firm) (1990-1999).

Annual Report to Shareholders

Name and Year of Birth	Position(s) Held With Company	Term of Office and Length of Time ServedA	Number of Portfolios Overseen in the Fund ComplexB	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Erin K. Morris 1966 100 Light Street Baltimore, MD 21202	Assistant Treasurer	Since 2001	N/A	N/A	Assistant Vice President of LMWW (2002-present); Assistant Treasurer (2001-present) of: Legg Mason Income Trust, Inc., Legg Mason Cash Reserve Trust, Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present) and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present); Manager, Funds Accounting, LMWW (2000-present). Formerly: Assistant Manager, Funds Accounting, LMWW (1993-2000).
A	Each of the Directors of the Corporation shall hold office until his successor shall have been duly elected and shall qualify, until he shall resign or shall have been removed or until required by applicable law. Each officer shall hold office until his successor shall have been duly chosen and shall qualify or until his resignation or removal.
B	Each Director, other than Mr. Taber, also serves as a Trustee for Western Asset Premier Bond Fund (closed-end investment company) and a Director of Pacific American Income Shares, Inc. (closed-end investment company), which are considered part of the same Fund Complex as the Corporation.
C	Mr. McGagh retired from the Board of Directors of the Corporation on May 10, 2005, and Mr. Siart was appointed as Chairman of the Board. Additionally, Ronald L. Olson was appointed as an “Interested Director” of the Corporation on May 10, 2005.
D	Mr. Taber is considered to be an interested person, as defined above, of the Corporation on the basis of his employment with affiliated entities of the Corporation’s investment adviser (including the Corporation’s principal underwriter).
E	Officers of the Corporation are interested persons (as defined in the 1940 Act).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE CORPORATION’S STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-888-425-6432, OR ON THE SECURITIES AND EXCHANGE COMMISSION WEBSITE (http://www.sec.gov).

Annual Report to Shareholders

BOARD CONSIDERATION OF THE MANAGEMENT AND ADVISORY AGREEMENTS

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreements between the Corporation and LMFA, the Investment Advisory Agreements between LMFA and Western Asset and the Investment Advisory Agreements between LMFA and WAML (collectively, the “Agreements”) with respect to each Portfolio at telephonic meetings held on October 5, 2004 and October 27, 2004. At an in-person meeting held on November 9, 2004, the Executive and Contracts Committee reported to the full Board of Directors their considerations with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and WAML (together, the “Advisers”) including relevant investment advisory personnel; reviewed a variety of information prepared by LMFA and the Advisers and materials provided by Lipper, Inc. and counsel to the Independent Directors; and reviewed performance and expense information for peer groups of comparable funds selected and prepared by Lipper Inc. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Portfolios’ performance and other relevant matters, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined the Advisers’ ability to provide high quality investment management services to the Portfolios. The Directors considered the investment philosophy and research and decision-making processes of each Adviser; the experience of its key advisory personnel responsible for management of the Portfolios; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage each Portfolio. In addition, the Directors reviewed the quality of LMFA and Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Portfolios; the nature and quality of certain administrative services LMFA is responsible for providing to the Portfolios; and conditions that might affect LMFA or an Adviser’s ability to provide high quality services to the Portfolios in the future under the Agreements, including LMFA and each Adviser’s business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Portfolios given their respective investment objectives and policies, and that LMFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Portfolios, the Directors also reviewed comparisons of the performance of the Portfolios to the performance of certain comparable funds in their respective peer groups and to their respective investment benchmarks over one-, three-, five- and ten-year periods (as applicable). With respect to each of the Portfolios, the Directors discussed the factors involved in its performance relative to the performance of its investment benchmark and peer groups. In that connection, the Directors noted that the performance of the Portfolios over most of the periods was well above average (except for Limited Duration, which was in operation for only one year and had a very low level of assets).

The Directors also gave substantial consideration to the management fees and total expenses payable by the Portfolios. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fees paid by the Portfolios were below the average of their respective peer groups. They noted that the management fees paid by the Portfolios were generally higher than the fees paid by clients of the Advisers for accounts with similar investment strategies, but that the administrative burden for the Advisers with respect to the Portfolios were also relatively higher. In light of these differences, the Directors concluded that the differences in management fees were reasonable. The Directors noted that the Portfolios’ expenses were generally above-average for their respective peer groups, and that the difference tended to be attributable to the fees of the Portfolios’ service providers other than LMFA and the Advisers. Management indicated that efforts had been made to reduce these expenses and they would be lower on a going forward basis.

The Directors further evaluated the benefits of the advisory relationship to LMFA and the Advisers, including, among others, the profitability of the Portfolios to LMFA and the Advisers; the direct and indirect benefits that LMFA and each Adviser may receive from its relationship with the Portfolios, including any so-called “fallout benefits” to LMFA or the Advisers, such as reputational value derived from serving as investment manager or adviser; and the affiliations between LMFA, the Advisers and certain service providers for the Portfolios. In that connection, the Directors concluded that LMFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be “excessive.”

Annual Report to Shareholders

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Portfolios grow. They further concluded that, where a Portfolio’s assets were currently at a level at which the Advisers may realize economies of scale from any future growth in the Portfolio, fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Portfolio’s shareholders.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who are independent of LMFA and the Advisers within the meaning of the Securities and Exchanged Commission rules regarding the independence of counsel. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that the quality of investment advisory services being provided by each Adviser was very good; that the fees to be paid to the Advisers and LMFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMFA; and that approval of the Agreements was in the best interest of the Corporation and its shareholders.

PRIVACY POLICY

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

This notice is being provided on behalf of:

Western Asset Funds, Inc.

Western Asset Funds, Inc.

The Board of Directors

William G. McGagh, Chairman

Ronald J. Arnault

John E. Bryson

Anita L. DeFrantz

William E. B. Siart

Louis A. Simpson

Jaynie Miller Studenmund

Officers

James W. Hirschmann, President

Scott F. Grannis, Vice President

Ilene S. Harker, Vice President

S. Kenneth Leech, Vice President

Stephen A. Walsh, Vice President

Marie K. Karpinski, Vice President and Treasurer and Principal Financial and Accounting Officer

Amy M. Olmert, Chief Compliance Officer

Lisa G. Mrozek, Secretary

Erin K. Morris, Assistant Treasurer

Investment Manager

Legg Mason Fund Adviser, Inc.

P.O. Box 17635

Baltimore, Maryland 21297-1635

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Western Asset Management Company Limited

155 Bishopgate

London, England EC2M3XG

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

66 Brooks Drive

Braintree, Massachusetts 02184

Custodian

State Street Bank & Trust Company

P.O Box 1031

Boston, Massachusetts 02103

Counsel

Ropes & Gray LLP

45 Rockefeller Plaza

New York, New York 10111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

250 West Pratt Street

Baltimore, Maryland 21201

Information about the policies and procedures that the Funds use to determine how to vote proxies relating to each Fund’s portfolio securities is contained in the Statement of Additional Information, available upon request without charge by calling 1-888-425-6432 or on the Securities and Exchange Commission (“SEC”) website (http://www.sec.gov). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or without charge through www.westernassetfunds.com.

Quarterly portfolio holdings are available upon request

by calling 1-888-425-6432.

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Wood Walker, Inc., Distributor

Item 2 – Code of Ethics

(a)	Western Asset Funds, Inc. (the “Registrant”) has adopted a Code of Ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s Principal Executive, Financial and Accounting Officers a copy of which is attached as an exhibit to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	Omitted.

Item 3 – Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Directors is comprised solely of Directors who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Directors of the Registrant has determined that Mr. Ronald J. Arnault qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

(a)	Audit Fees

Fiscal Year Ended March 31, 2004 - $124,700

Fiscal Year Ended March 31, 2005 - $246,100

(b)	Audit-Related Fees

Fiscal Year Ended March 31, 2004 - $15,000

Fiscal Year Ended March 31, 2005 - $20,000

Services include interim audit security pricing.

PricewaterhouseCoopers LLP did not bill fees for audit-related services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees.

Fiscal Year Ended March 31, 2004 - $6,090

Fiscal Year Ended March 31, 2005 - $8,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)

(1)     The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures.

(2)     None

PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	Not applicable.

(g)	Non-Audit Fees

Fiscal Year Ended March 31, 2004 - $474,477

Fiscal Year Ended March 31, 2005 - $302,596

(h)	The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not pre-approved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11 – Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12 – Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	Code of Ethics subject to disclosure required by Item 2 – files as an exhibit hereto.

(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ JAMES W. HIRSCHMANN
James W. Hirschmann President

Western Asset Funds, Inc.

Date: May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES W. HIRSCHMANN
James W. Hirschmann President

Western Asset Funds, Inc.

Date: May 27, 2005

By:	/s/ MARIE K. KARPINSKI
Marie K. Karpinski Vice President, Treasurer and Principal Financial and Accounting Officer

Western Asset Funds, Inc.

Date: May 27, 2005